Exhibit 3(i)
                                                             Page 1 of 189


               ACT INCORPORATING THE HARTFORD CITY GAS LIGHT COMPANY

                                    Passed 1848


         Resolved by this Assembly, That Solomon Porter, Harvey Seymour, Ezra Clark, Jr., Thomas Belknap, William B. Ely and Richard D. Hubbard, with such other persons as shall associate with them for that purpose, are constituted a body politic and corporate, by the name of "The Hartford City Gas Light Company," and by that name are empowered to sue and be sued, plead and be impleaded, in any court in this state; to make and have a common seal, and the same to break, alter or renew at pleasure; and the said company is hereby vested with all the powers, privileges and immunities which are or may be necessary to carry into effect the purposes and objects of this act as herein after set forth; and said company is hereby authorized and empowered to manufacture, make and sell gas, to be made from rosin, coal, oil, and any other material or materials, and to furnish such quantities of gas as may be required in the city of Hartford, for lighting streets, stores and buildings or other purposes; and to enter into and execute contracts, agreements or covenants in relation to the objects of said company, and to enforce the same. And said company shall be capable of purchasing, taking and holding, and of granting, selling and conveying any estate, real or personal, necessary to give effect to the specified purposes of this company, and for the accommodation of their business and concerns.

         SEC. 2. That said company shall be empowered to lay down their gas pipes and to erect gas posts, burners and reflectors in the streets, alleys, lanes, avenues or public grounds of the said city of Hartford, and to do all things necessary to light the said city and the dwellings, stores and other places situated therein; provided, that the streets, side and cross-walks, public grounds, lanes and avenues shall not be injured, but all be left in as good and perfect condition as before the laying of said pipes or the erection of said posts.

         SEC. 3. The capital stock of said company shall be one hundred thousand dollars, with the privilege of increasing the same to two hundred thousand dollars, to be divided into shares of twenty-five dollars each, which shares shall be deemed personal property, and be transferred in such manner and such places as the by-laws of said company shall direct.

         SEC. 4. The persons named in the first section hereof, or a majority of them, shall open books to receive subscriptions for the capital stock of said company, at such times and places as they or a majority of them shall direct; and shall give such notice of the times

   Exhibit 3(i)
   Page 2 of 189


   and places of opening said books as they may deem reasonable, and shall receive said subscription under such regulations as they may adopt for the purpose; and in case the subscriptions shall exceed four thousand shares, the same shall be reduced and apportioned in such manner as may be deemed most beneficial to the corporation; and in case an amount not less than fifty thousand dollars shall be subscribed to the capital stock of said company, they may, at their discretion, close the books of subscription, and proceed to the organization of said company, as herein after provided.

         SEC. 5.  The government and direction of affairs of the company shall be vested in a board of nine directors, who shall be chosen by the stockholders of said company, in the manner herein after provided, and shall hold their offices till others are duly elected and qualified to take their places as directors; and the said directors (four of whom shall be a quorum for the transaction of business) shall elect one of their number to be president of the board, who shall also be president of said company; they shall also choose a clerk, who shall be sworn to a faithful discharge of his duty, and a treasurer, who shall give bonds with security to said company in such sum as said directors may require, for the faithful discharge of his trust.

         SEC. 6. The persons authorized by the fourth section of this act to open books for subscriptions to the capital stock of said company are hereby authorized and directed, after the books of subscription to the capital stock of said company are closed, to call the first meeting of stockholders of said company in such way and at such time and place as they may appoint, for the choice of directors of said company; and in all meetings of the stockholders of said company each share shall entitle the holder thereof to one vote, which vote may be given by said stockholder in person or by lawful proxy. And the annual meeting of the stockholders of said company for the choice of directors shall be holden at such time and place, and upon such notice as said company in their by-laws may prescribe. And in case it shall so happen that an election of directors shall not be made on the day appointed by the by-laws of said company, said company shall not for that cause be deemed to be dissolved, but such election may be holden on any day which shall be appointed by the directors of said company; and said directors shall have power to fill any vacancy in their own number which may occur by death, resignation or otherwise.

         SEC. 7. The said directors shall have full power to make and prescribe such by-laws, rules and regulations as they shall deem needful

                                                             Exhibit 3(i)
                                                             Page 3 of 189


   and proper, touching the disposition and management of the stock, property, estate and effects of said company, not contrary to the laws and constitution of the United States or of this state, or the provisions of this act, the transfer of shares, the duties and conduct of their officers and their servants; also, for the election and meetings of their directors, and other matters appertaining to their business and concerns; and may appoint as many officers, clerks and servants, with such salaries and allowances as shall to them seem necessary; and the said board of directors shall have power to make and declare such dividend and dividends among the stockholders, from time to time, as the net profits and earnings of the business of the said company shall enable them to do.

         SEC. 8. If any person shall willfully and maliciously do or cause to be done any act or acts whatever, whereby any building, construction or works of said company, or any gas pipe, gas post, burner or reflector, or any matter or thing appertaining to the same, shall be stopped, obstructed, injured or destroyed, the person or persons so offending shall be deemed guilty of a misdemeanor, and being thereof convicted, shall be punished by afine, not exceeding one hundred dollars, or imprisonment in the county gaol, not exceeding six months, or by such fine and imprisonment both, at the discretion of the court having cognizance of such offense; provided, however, that such criminal prosecution shall not in any way impair the right of action for damages by a civil suit hereby authorized to be brought for any such injury as aforesaid, by and in the name of the said corporation, in any court in this state having cognizance of the same.
         SEC. 9. The said company shall cause to be kept at their office proper books of accounts, in which shall be fairly and truly entered all the transactions of the company, which books shall be at all times open for the inspection of the stockholders.

         SEC. 10. This act may be altered, amended or repealed at the pleasure of the general assembly.

   Exhibit 3(i)
   Page 4 of 189


          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY

                                    Passed 1851


   Upon the petition of the Hartford City Gas Light Company, praying for certain alterations in their charter:

         Resolved by this Assembly, That the Hartford City Gas Light Company be and they are authorized and empowered to do any and all acts, and
   exercise   any and all rights, franchises and privileges within the limits of the town of Hartford, which, by their original act of incorporation, they are authorized to do and exercise within the limits of the city of Hartford; and that all the works which said company have constructed, or hereafter may construct, and all property which said company now own, or hereafter may own, without the limits of said city, but within the limits of said town, shall be owned and held by said company, subject to said original act of incorporation.

                                                             Exhibit 3(i)
                                                             Page 5 of 189


                ACT AUTHORIZING THE HARTFORD CITY GAS-LIGHT COMPANY

                           TO INCREASE ITS CAPITAL STOCK

                              Approved June 12, 1861



         Resolved by this Assembly, That the Hartford City Gas-Light Company be and said corporation hereby is fully authorized and empowered, from time to time, to increase its capital stock to a sum not exceeding in the whole five hundred thousand dollars.

   Exhibit 3(i)
   Page 6 of 189



          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY

                              Approved July 12, 1870



         Resolved by this Assembly. SEC. 1. That the Hartford City Gas Light Company are hereby authorized and empowered to do any and all acts, and exercise any and all rights and privileges within the limits of the town of Hartford, which, by their original act of incorporation they are authorized to do and exercise within the limits of the city of Hartford; and that all the works which said company have constructed, or may construct, without the limits of said city, but within the limits of said town, shall be owned and held by said company, subject to said original act of incorporation.

          SEC. 2. That said Hartford City Gas Light Company is hereby authorized to increase its capital stock to an amount not exceeding seven hundred and fifty thousand dollars.

         SEC. 3. This act may be amended or repealed at the pleasure of the general assembly.

                                                             Exhibit 3(i)
                                                             Page 7 of 189


                          HARTFORD CITY GAS LIGHT COMPANY
                        --------------------------------



                                          Hartford Conn. 11th Jan. 1871

         At a meeting of the Stockholders of the Hartford City Gas Light Company, held this day at the office of the Company it was

         VOTED: "That the amendment of the Charter of the Hartford City Gas Light Company authorizing and empowering the said Company to extend their works beyond the limits of the "city" and within the limites of the "town" of Hartford, and also to increase their "capital stock" to an amount not exceeding seven hundred and fifty thousand dollars, as passed by the "General Assembly" at its session held in the City of New Haven in 1870, and approved July 13th, 1870 be and the same is hereby approved and accepted."


                                    Attest,

                                         J.P. Harbison
                                              Secretary
   Rec'd and filed January 12, 1871.

   Exhibit 3(i)
   Page 8 of 189


          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY


                              Approved March 25, 1879


         Resolved by this Assembly: That the Hartford City Gas Light Company be, and said corporation hereby is, fully authorized and empowered, from time to time, to increase its capital stock to a sum not exceeding in the whole one million dollars: but no stock shall be issued for a greater sum than the capital actually paid in.

                                                             Exhibit 3(i)
                                                             Page 9 of 189


                        [Senate Joint Resolution No. 109.]

                                       [161]

              AMENDING THE CHARTER OF THE HARTFORD GAS LIGHT COMPANY

         RESOLVED BY THIS ASSEMBLY: That in addition to the powers and privileges granted The Hartford Gas Light Company by its charter, the said corporation is hereby authorized and empowered to generate, produce, use, distribute, and sell electricity within the town of Hartford for any purpose for which electricity may be used, and may light any public or private buildings or grounds, streets, avenues, lanes, parks, and squares within said territory, by means of electricity conducted by wires above or beneath the surface of the ground through, over, along, or across the streets and public grounds of said town, and may make, enter into, and execute contracts in relation to the objects and purposes of said corporation, and may enforce the same. Said corporation is authorized to erect and construct such buildings, poles, posts, and fixtures, and to lay down, construct, and maintain beneath the surface of the ground, and in the public streets and grounds in said town, lines of wire enclosed in pipes, or otherwise insulated and protected, or other apparatus for conducting electric currents, as may be necessary or convenient to carry on the business of said corporation; PROVIDED HOWEVER, that in using or occupying in any way any highway or public ground said company shall not use or exercise any power or privilege hereinbefore granted except in conformity with, and subject to, the then existing provisions of the general laws of this state relating to the similar use of such highways or public grounds by any company or corporation for a similar purpose. For all purposes of classification said company shall be held and deemed to be a gas company.
         Approved April 7, 1887.
             41

   Exhibit 3(i)
   Page 10 of 189


                        The Hartford City Gas Light Company


                          Acceptance of Charter Amendment

                          --------------------------------

                                         Hartford, Conn. 20 April 1887

         I hereby certify that at a meeting of the Stockholders of the Hartford City Gas Light Company duly warned, held on the 18th day of April, 1887, it was unanimously:

         Voted: To accept the amendment to the charter of this Company granted by act of the General Assembly of this State, approved April 7, 1887.

                         Attest

                             Thomas Evans;
                             Secretary
                             Hartford City Gas Light Company

   Rec'd and filed April 22, 1887.

                                                             Exhibit 3(i)
                                                             Page 11 of 189


          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY


                              Approved March 30, 1899



         Resolved by this Assembly: That the Hartford City Gas Light Company, in addition to the powers, privileges, and immunities granted in its charter, is hereby authorized and empowered to lay down gas mains and pipes and to erect gas posts or fixtures in the streets, highways, and public grounds of the towns of Wethersfield, West Hartford, and Windsor; and to do all things necessary or convenient in order to furnish gas for any purpose to the inhabitants of said towns, and to make and execute contracts or agreements in relation thereto and to enforce the same; provided, that said streets, highways, and public grounds shall not be injured, but all left in as good condition as before the laying of said mains and pipes. And the use of said streets, highways, and public grounds and the location of said mains, pipes, and fixtures therein shall be subject to the approval, consent, and supervision of the selectmen of the town within which such, streets, highways, and public grounds are situated.

   Exhibit 3(i)
   Page 12 of 189



          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY

                              Approved April 19, 1899



         Resolved by this Assembly: That The Hartford City Gas Light Company be and said corporation hereby is fully authorized and empowered from time to time to increase its capital stock to a sum not exceeding in the whole one million dollars; but no stock shall be issued for a greater sum than the capital actually paid in in cash.

                                                             Exhibit 3(i)
                                                             Page 13 of 189


                              Acceptance of Amendment
                             ------------------------


                                    Hartford, Conn. 26th June, 1899.

         At a special meeting of the Stockholders of the Hartford City Gas Light Company, legally warned and held at the office of the said Company, on June 26th, 1899, for the purpose of taking action on the acceptance of amendments to its charter, passed by the General Assembly of the State of Connecticut, and approved March 30 and April 19, 1899, the following resolution was unanimously adopted:
         "Voted, that the amendment to the charter of the Company allowing it to extend its mains, pipes, etc., to include the towns of Wethersfield, West Hartford and Windsor, passed by the General Assembly of the State of Connecticut, and approved March 30, 1899;
   and
         the amendment to said charter increasing the capital stock of said Company to a sum not exceeding in the whole $1 million, passed by the
        General Assembly of the State of Connecticut, and approved April 19, 1899 are hereby accepted."
         And I hereby certify that the foregoing is a true copy of the original vote accepting said amendments by the Stockholders of said Company.

                                 Attest:

                                 Thomas Evans, Secretary

   Filed July 3, 1899.

   Exhibit 3(i)
   Page 14 of 189



        ACT AUTHORIZING THE HARTFORD CITY GAS LIGHT COMPANY TO ISSUE BONDS

                               Approved May 11, 1905



         Resolved by this Assembly: That The Hartford City Gas Light Company is hereby authorized to issue bonds to an amount not exceeding one million dollars, the proceeds thereof to be used exclusively for the purpose of funding the present indebtedness of said company and improving and extending its plant; provided, that at no time shall the amount of the bonds outstanding exceed the amount of the outstanding capital stock; and provided further, that bonds issued for purposes other than for the purpose of funding present indebtedness shall not exceed in amount eighty per centum of the actual cost of the improvements and extensions for which they may be issued; and to secure said bonds by a mortgage of any or all of its franchises and other property, whether real, personal, or mixed, including after-acquired property.

                                                             Exhibit 3(i)
                                                             Page 15 of 189


                        THE HARTFORD CITY GAS LIGHT COMPANY
                       ------------------------------------

                        Acceptance of Amendment to Charter
                       ------------------------------------

        At a meeting of the stockholders of The Hartford City Gas Light Company legally warned for the purpose and held at Hartford, Connecticut, on the 22nd day of May, A.D. 1905, the following vote was duly passed; VOTED, That the amendment to the charter of the Hartford City Gas Light Company contained in the resolution of the General Assembly of the State of Connecticut, entitled, "Resolution Authorizing The Hartford City Gas Light Company to issue Bonds" and approved May 11, 1905, be and the same is hereby accepted by this corporation.
        AND VOTED FURTHER, That an attested copy of this acceptance be forthwith filed in the office of the Secretary of the State by the Secretary of this corporation.

                 Attest:
                      John A. McArthur  Secretary -
                 Hartford City Gas Light Company
   (Co's seal)
                 Received and filed May 23, 1905.
                 --------------------------------

   Exhibit 3(i)
   Page 16 of 189



          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY

                              Approved July 27, 1907


        Resolved by this Assembly: That The Hartford City Gas Light Company is hereby authorized to increase its capital stock, from time to time, to an amount not exceeding in the whole two million dollars; provided, that no shares shall be issued except for cash and that no shares shall be issued for less than their par value.

                                                             Exhibit 3(i)
                                                             Page 17 of 189


                         THE HARTFORD CITY GAS LIGHT CO.,
                         ---------------------------------
             CERTIFICATE OF ACCEPTANCE OF AMENDMENT TO THE CHARTER OF
            ----------------------------------------------------------
                         THE HARTFORD CITY GAS LIGHT CO.,
                        ----------------------------------

        THIS IS TO CERTIFY, That at a meeting of the Stockholders of The Hartford City Gas Light Co., legally warned and held for the purpose on the 9th day of October, 1907, the resolution amending the Charter of said Corporation, passed at the January Session of the General Assembly, 1907, and approved July 27, 1907 was accepted by a unanimous vote of the Stockholders present.

        Dated at Hartford, Conn. this 9th day of October 1907.
            Attest,
                George Bullock,     Vice-President.
                J. A. McArthur,     Secretary.
   (Company's Seal)
   Received and filed October 11, 1907

   Exhibit 3(i)
   Page 18 of 189

                        THE HARTFORD CITY GAS LIGHT COMPANY
                       ------------------------------------
                     CERTIFICATE OF INCREASE OF CAPITAL STOCK
                    ------------------------------------------

        WE, THE UNDERSIGNED, a majority of the directors of The Hartford City Gas Light Company a corporation organized under a special charter granted by the General Assembly of the State of Connecticut, and located in the town of Hartford, in said State,

        HEREBY CERTIFY, that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State, on the 26th day of January 1910, it was resolved by a vote of at least two-thirds of each class of stock to increase the capital stock of said corporation by issuing Thirty Thousand shares of the par value of Twenty five dollars each, making the whole number of shares issued Sixty Thousand, and the whole amount of capital stock One Million five hundred thousand dollars.

   Dated at Hartford, this 26 day of February 1910.
            Edward B. Bennett
            Francis R. Cooley        A Majority
            James H. Knight            of the
            John R. Hills            Directors
            George Roberts
   State of Connecticut, )
                         (SS.        Hartford February 26 1910
   County of Hartford    )

                                                             Exhibit 3(i)
                                                             Page 19 of 189

        Personally appeared Edward B. Bennett, Francis R. Cooley, James H. Knight, John R. Hills and George Roberts, a majority of the directors of The Hartford City Gas Light Company and made oath to the truth of the foregoing certificate, by them signed, before me.
            William A. Kneeland
                                Notary Public


   (Seal)
   Approved, Feb. 28, 1910
   Increased Capital Stock Tax
        $750, Paid, Feb. 28, 1910.

   Exhibit 3(i)
   Page 20 of 189


          ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY

                              Approved March 30, 1911



        Resolved by this Assembly: SECTION 1. That The Hartford City Gas Light Company is hereby authorized to increase its capital stock, from time to time, to an amount not exceeding, in the aggregate, five million dollars: provided, that no shares of such additional stock shall be issued except for cash, nor for less than their par value.

        SEC. 2. This resolution shall become operative as an amendment to the charter of said corporation if, at any time not later than the date for the annual meeting of said corporation in 1911, it shall be accepted at a meeting of the stockholders of said corporation legally warned and held for that purpose, and an attested copy of such acceptance filed in the office of the secretary of the state.

                                                             Exhibit 3(i)
                                                             Page 21 of 189



              ACT AMENDING A RESOLUTION AMENDING THE CHARTER OF THE
                          HARTFORD CITY GAS LIGHT COMPANY

                              Approved June 13, 1911



        Resolved by this Assembly: That section two of the resolution amending the charter of The Hartford City Gas Light Company, approved March 30, 1911, is hereby amended by striking out the figures "1911" and inserting in lieu thereof the figures "1912".

   Exhibit 3(i)
   Page 22 of 189


                        THE HARTFORD CITY GAS LIGHT COMPANY
                       -------------------------------------
                     CERTIFICATE OF INCREASE OF CAPITAL STOCK
                    ------------------------------------------


        We, the undersigned, a majority of the directors of The Hartford City Gas Light Company, a corporation organized under a special charter granted by the General Assembly of the State of Connecticut and located in the town of Hartford in said State, do certify that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State on the 31st day of January, 1911, it was resolved by a vote of at least two-thirds of each class of stock to increase the capital stock of said corporation by issuing twenty thousand shares of common stock of the par value of Twenty-five Dollars each, making the whole number of shares of the capital stock of said corporation issued eighty thousand shares, consisting of thirty thousand shares of preferred and fifty thousand shares of common stock, and the whole amount of capital stock Two Million Dollars, by a resolution of which the following is a copy:
                         Resolved that the directors of this company be and
                    they are hereby authorized and empowered to issue twenty thousand shares of the authorized unissued stock of the par value of Twenty-five Dollars a share and to be offered at par to all stockholders, preferred and common, in proportion to their stockholding, to wit, one share of new stock for each three shares of stock outstanding, both preferred and common, subscriptions

                                                           Exhibit 3(i)
                                                           Page 23 of 189

                    to be payable in cash in two installments, fifty per cent on or before April 1, 1911, and fifty per cent on or before July 1, 1911, said stock to be issued as of July 2, 1911, and to participate in all dividends subsequently declared, the company to allow interest upon all payments made in advance of July 1, 1911 from date of payment to July 1, 1911, at the rate of five per cent per annum.

                              Edward B. Bennett
                              Francis B. Cooley          A Majority
                              John R. Hills                 of the
                              John T. Robinson           Directors.
                              James H. Knight
   State of Connecticut,  )
                          )            Hartford, July 19, 1911.
   County of Hartford     )
        Personally appeared Edward B. Bennett, Francis R. Cooley, John R.

   Hills, John T. Robinson and James H. Knight, a majority of the directors of

   The Hartford City Gas Light Company, and made oath to the truth of the foregoing certificate by them signed, before me.
                              Albion B. Wilson,
   (Seal)                              Notary Public.
   Approved July 19, 1911.
   Charter Fee $500 Paid
   July 19, 1911.
                                        -2-

   Exhibit 3(i)
   Page 24 of 189

                        THE HARTFORD CITY GAS LIGHT COMPANY

                       ------------------------------------

                      Certificate of Acceptance of Amendment

                      ---------------------------------------

                                 to the Charter of

                                 -----------------

                        The Hartford City Gas Light Company

                       ------------------------------------


        This is to certify that at a meeting of the stockholders of The

   Hartford City Gas Light Company legally warned and held for the purpose on the 16th day of January, 1912, such time being not later than the date for the annual meeting of said corporation in 1912, the amendment to the charter of said corporation contained in resolution of the Genneral Assembly of the State of Connecticut passed at its January session, 1911, and approved March 30th, 1911, as amended by resolution of the General Assembly passed at said session and approved June 13th, 1911, was accepted by an unanimous vote of the stockholders present, of which vote the following is a copy:

               Resolved
                     That the amendment to the charter of

          The Hartford City Gas Light Company contained

          in resolution of the General Assembly of the

          State of Connecticut passed at its January

          session, 1911, and approved March 30th, 1911,

          as amended by resolution of the General

          Assembly of the State of Connecticut passed at

          its said session and approved June 13th, 1911,

          be and it hereby is accepted.



          Dated at Hartford this 16th day of January 1912.
                       Attest:
                            E. B. Bennett,      President

                            J. A. McArthur,     Secretary

   Received and filed
   Jan. 16, 1912.

                                                             Exhibit 3(i)
                                                             Page 25 of 189


                        THE HARTFORD CITY GAS LIGHT COMPANY

                       ------------------------------------

                     CERTIFICATE OF INCREASE OF CAPITAL STOCK.

                     -----------------------------------------



         WE, THE UNDERSIGNED, a majority of the Directors of The Hartford City

   Gas Light Company, a corporation organized under a special charter granted by the General Assembly of the State of Connecticut, and located in the town of Hartford, in said State,

         HEREBY CERTIFY, that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State, on the 26th day of January, 1910, it was resolved by a vote of stockholders holding not less than two-thirds of the stock of such corporation, all of said stock being common stock, that said corporation increase its capital stock from Seven Hundred Fifty Thousand Dollars ($750,000) to One Million Five Hundred Thousand Dollars ($1,500,000.) by the issue of thirty thousand (30,000) additional shares of preferred stock of the par value of Twenty-five Dollars ($25.) a share, said preferred stock to be entitled to cumulative dividends at the rate of eight per cent. (8%) per annum, quarterly dividends of two per cent (2%) to be paid thereon before any dividends are payable upon the common stock of the company, the first quarterly dividend of two per cent (2%) to be paid April 1st, 1910, said preferred stock in the event of liquidation of the Corporation or distribution of its assets to be preferred as to the entire assets to the amount of Fifty Dollars ($50) a share, all shares whether of preferred or

   Exhibit 3(i)
   Page 26 of 189


   common stock, to have equal voting rights and equal right to participate in subscriptions to any future increase or capital stock; making the whole number of shares issued sixty thousand (60,000), to-wit: thirty thousand (30,000) shares of common stock and thirty thousand (30,000) shares of preferred stock all of the par value of Twenty-five Dollars ($25.) each, and the whole amount of capital stock One Million Five Hundred Thousand Dollars ($1,500,000); and this certificate is made pursuant to Section 51 of Chapter 194 of the Public Acts of 1903 and is in addition to the certificate of even date herewith filed pursuant to the provision of
   Section 47 of said Act in relation to the increase of capital stock aforesaid.
         Dated at Hartford, this 26th day of February 1910.
                   Edward B. Bennett
                   John T. Robinson           A Majority
                   James H. Knight              of the
                   Francis R. Cooley          Directors.
                   George Roberts

   (U.S. Int. Rev. Stamp for)
   (10/100 dollars          )
   (affixed and cancelled.  )

                                                             Exhibit 3(i)
                                                              Page 27 of 189


   STATE OF CONNECTICUT  )
                            ss.  Hartford, June 2nd, 1915.
   COUNTY OF HARTFORD    )

         Personally appeared Edward B. Bennett, John T. Robinson, James H. Knight, Francis R. Cooley and George Roberts a majority of the directors of The Hartford City Gas Light Company, and made oath to the truth of the foregoing certificate, by them signed before me.
                      Francis E. Jones,
                          Notary Public.
   (Seal)                      My commission expires Feb. 1, 1917.
   Received and filed
   Jun 2, 1915.

   Exhibit 3(i)
   Page 28 of 189


               AN ACT AMENDING THE CHARTER OF THE HARTFORD CITY GAS


                                   LIGHT COMPANY

                              Approved April 26, 1917


         Be it enacted by the Senate and House of Representatives in General Assembly convened:

         SECTION 1. The Hartford City Gas Light Company is authorized to purchase the franchise of The South Manchester Light, Power and Tramway Company to manufacture, make and sell gas within the limits of the town of Manchester, with the rights and powers incidental to the right to manufacture, make and sell gas within the limits of the said town, and to hold, use and enjoy said franchise, rights and powers, and to contract with said company for the purchase, acquiring, holding and enjoyment of said franchise, rights and powers, subject to the conditions and limitations in such contract contained. For the purpose of carrying on its business under said franchise, rights and powers in said town, The Hartford City Gas Light Company is authorized to use as a trade name the name The Manchester Gas Company.

         SEC. 2. The Hartford City Gas Light Company is authorized to construct, lay and maintain a supply gas main from its plant in the city of Hartford across the town of East Hartford in Pitkin, Main and Silver streets or on lands contiguous to or abutting said streets to the boundary of the Town of Manchester and in the streets and highways of the town of Manchester, to connect with the gas plant and system of The South Manchester Light, Power and Tramway Company.

                                                             Exhibit 3(i)
                                                             Page 29 of 189

                       THE HARTFORD CITY GAS LIGHT COMPANY.
                       _____________________________________
                      CERTIFICATE OF ACCEPTANCE OF AMENDMENT
                      _______________________________________
                 TO CHARTER OF THE HARTFORD CITY GAS LIGHT COMPANY
               ____________________________________________________

         This is to certify at a meeting of the stockholders of The Hartford City Gas Light Company, legally warned and held for the purpose, on the 22nd day of June 1917, the act amending the charter of said corporation, passed at January session of the General Assembly 1917 and approved April 26th, 1917, and approved April 26th, 1917, was accepted by a unanimous vote of the stockholders present, the record of which action is as follows:

         On a motion duly made and seconded, the amendment was accepted by a stock vote of 2643 in the affirmative.

         Dated at Hartford, Connecticut, the 8 day of August, 1917.
                   E. B. Bennett, President
   Attest:
                   J. A. McArthur, Secretary

   Received and filed

   Aug 10, 1917.

   Exhibit 3(i)
   Page 30 of 189


                       THE HARTFORD CITY GAS LIGHT COMPANY.
                       _____________________________________
                    CERTIFICATE OF INCREASE OF CAPITAL STOCK OF
                   ____________________________________________
                          HARTFORD CITY GAS LIGHT COMPANY
                         _________________________________


         We, the undersigned, a majority of the Directors of the Hartford City Gas Light Company, a corporation organized under a special charter granted by the General Assembly of the State of Connecticut and located in the Town of Hartford in said State, hereby certify, that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State on the 15th day of January, 1918, it was resolved by a vote of at least two-thirds of each class of stock to increase the capital stock of said corporation by issuing twenty thousand (20,000) shares of the authorized unissued stock of the Company of the par value of Twenty-five Dollars ($25) each, such additional stock to be common stock, making the whole number of shares issued seventy thousand (70,000) shares of common stock and thirty thousand (30,000) shares of preferred stock or a total of one hundred thousand (100,000) shares of both classes of stock and the whole amount of capital stock one million seven hundred fifty thousand (1,750,000) dollars of common stock and seven hundred fifty thousand (750,000) dollars of preferred stock or a total of two million five hundred thousand (2,500,000) dollars.

         Dated at Hartford this 1st day of October, A.D. 1919.

                                                              Exhibit 3(i)
                                                             Page 31 of 189


                   Edward B. Bennett
                   Francis H. Cooley                A majority
                   John T. Robinson                   of the
                   James H. Knight                  Directors
                   Frank C. Sumner

   STATE OF CONNECTICUT  )
                          )  ss.        Hartford, November 3, 1919
   COUNTY OF HARTFORD     )

         Personally appeared Edward B. Bennett, Francis R. Cooley, John T. Robinson, James H. Knight and Frank C. Susner, a majority of the Directors of The Hartford City Gas Light Company and made oath to the truth of the foregoing certificate by them signed, before me.

                                                  William A. Kneeland
                                             ______________________________

                                                     Notary Public

                                                           (SEAL)

   Charter Fee Paid $500. Nov. 3, 1919.

   Approved Nov. 3, 1919.

   Exhibit 3(i)
   Page 32 of 189




                       THE HARTFORD CITY GAS LIGHT COMPANY.

                       _____________________________________
                     CERTIFICATE OF INCREASE OF CAPITAL STOCK
                    __________________________________________

         WE, THE UNDERSIGNED, a majority of the directors of The Hartford City Gas Light Company a corporation organized under a special charter granted by the General Assembly of the State of Connecticut, and located in the town of

   Hartford, in said State,
         HEREBY CERTIFY that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State, on the 15th day of January 1924, it was resolved by a vote of at least two- thirds of each class of stock to increase the capital stock of said corporation by issuing Twenty Thousand (20,000) shares of the par value of Twenty-five ($25.00) dollars each, making the whole number of shares issued One Hundred Twenty Thousand (120,000) and the whole amount of capital stock Three Million ($3,000.000) dollars.

    Dated at Hartford, Conn. this 17th day of March 1924.
                   Edward B. Bennett   )
                                       )
                   M. G. Bulkeley, Jr. )     A majority
                                       )
                   Elijah C. Johnson   )        of the
                                       )
                   Francis R. Cooley   )      Directors.
                                       )
                   John T. Robinson    )

                                                             Exhibit 3(i)
                                                             Page 33 of 189


   State of Connecticut.  )
                          ) ss.  Hartford, Conn., Mar. 17th, 1924.
   County of Hartford     )

         Personally appeared Edward B. Bennett, M. G. Bulkeley, Jr., Elijah C. Johnson, Francis H. Cooley, John T. Robinson, a majority of the directors of The Hartford City Gas Light Company, and made oath to the truth of the foregoing certificate, by them signed before me.

                                                       William A. Kneeland
                                                  ____________________________
                                                               Notary Public


   (Seal)

   Approved Mar 18, 1924
   $2,500,000. to $3,000.000.
   Increased Capital Stock Tax.

   $500.00 paid

   Walter R. King

   For Treasurer.

   Exhibit 3(i)
   Page 34 of 189



                  AN ACT CHANGING THE NAME OF THE HARTFORD CITY
                    GAS LIGHT COMPANY TO THE HARTFORD GAS COMPANY

                             AND AMENDING ITS CHARTER

                               Approved June 7, 1927



         Be it enacted by the Senate and House of Representatives in General

   Assembly convened:

         SECTION 1. The name of The Hartford City Gas Light Company, a corporation chartered by resolution of the general assembly passed at its May session, 1848, is changed to The Hartford Gas Company.

          SEC. 2. Said corporation is authorized to distribute and sell gas in the towns of Bloomfield and Glastonbury and to lay gas mains and pipes and to erect gas posts and fixtures in the streets, highways and public grounds of said towns and to do all things necessary or convenient in order to furnish gas for any purpose to said towns and to the inhabitants thereof.

         SEC. 3. In addition to the powers heretofore granted under its charter and the amendments thereto, said corporation is authorized to purchase gas for distribution and sale in any territory within which it is or may be empowered to distribute and sell gas.

                                                              Exhibit 3(i)
                                                              Page 35 of 189


                       THE HARTFORD CITY GAS LIGHT COMPANY.
                       _____________________________________
                 CERTIFICATE OF ACCEPTANCE OF AMENDMENT TO CHARTER
                ___________________________________________________

         THIS IS TO CERTIFY That at a meeting of the stockholders of The Hartford City Gas Light Company legally warned and held for the purpose on the 7th day of July, 1927, the Act amending the charter of said corporation passed at the January Session of the General Assembly 1927 was accepted by a unanimous vote of the stockholders present in person and by proxy, more than two-thirds of all outstanding stock of the Company being represented at said meeting, of which vote the following is a copy:

              "VOTED:  That the Act of the General Assembly of the State of

         Connecticut approved June 7, 1927, entitled `An Act Changing the Name of The Hartford City Gas Light Company to The Hartford Gas Company and Amending its Charter' be and the same hereby is accepted by this corporation."

         Dated at Hartford this         day of July, 1927.

                   Attest:

                                           E. E. Eysenbach
                                     ______________________________
                                                President

   (Corporate Seal)
                                           J. A. McArthur
                                     ______________________________
                                                Secretary

   Received and Filed

   JUL 8 1927
   Exhibit 3(i)
   Page 36 of 189


                             THE HARTFORD GAS COMPANY
                            __________________________
                    CERTIFICATE OF INCREASE OF CAPITAL STOCK OF
                   ____________________________________________
                             THE HARTFORD GAS COMPANY
                            __________________________

         We, the undersigned, a majority of the Directors of The Hartford Gas Company, a corporation organized under a special charter granted by the General Assembly of the State of Connecticut and located in the Town of Hartford in said State, hereby certify that at a meeting of the stockholders of said corporation duly called and held for that purpose at Hartford in said State on the seventh day of July, 1927 and increase of its capital stock by the issue of twenty thousand (20,000) shares of common stock of the par value of Twenty-five Dollars ($25) a share was authorized by a vote of at least two-thirds of each class of stock issued and outstanding at the time of said vote, such increase to make the number of shares of the capital stock consist of one hundred ten thousand (110,000) shares of common stock of the par value of Twenty-five Dollars ($25) a share and thirty thousand (30,000) shares of preferred stock of the par value of Twenty-five Dollars ($25) a share and the whole amount of capital stock Three Million Five Hundred Thousand Dollars ($3,500,000).

         Dated at Hartford, Connecticut this 4th day of January, 1928.

                            E. E. Eysenbach   )
                                              )          A
                            Francis R. Cooley )
                                              )       Majority
                            John T. Robinson  )

                                                             Exhibit 3(i)
                                                             Page 37 of 189


                                              )         of the
                            Elijah C. Johnson )
                                              )        Directors
                            Arthur D. Johnson )

   State of Connecticut  )
                         )  ss.  Hartford, January 4, A.D. 1928
   County of Hartford    )

         Personally appeared E.E. Eysenbach, Francis R. Cooley, John T. Robinson, Elijah C. Johnson and Arthur E. Johnson, a majority of the Directors of The Hartford Gas Company and made oath to the truth of the foregoing certificate by them signed, before me.

                                                   Lucius F. Robinson, Jr.
                                              ________________________________
                                                          Notary Public.

   (SEAL)

   Received and Filed

   JAN 4, 1928

   $500.# Paid Jan. 4, 1928.
   A.M.Desmore
   For Secretary

   Exhibit 3(i)
   Page 38 of 189


                             THE HARTFORD GAS COMPANY
                            __________________________
                   CERTIFICATE OF INCREASE OF CAPITAL STOCK OF
                   ____________________________________________
                             THE HARTFORD GAS COMPANY
                            __________________________

         We, the undersigned, a majority of the Directors of The Hartford Gas Company, a corporation organized under a special charter granted by the General Assembly of the State of Connecticut and located in the Town of Hartford in said State, hereby certify that at a meeting of the Stockholders of said corporation duly called and held for that purpose at Hartford in said State on the twenty-fifth day of April, 1928 an increase of its capital stock by the issue of twenty thousand (20,000) shares of common stock of the par value of Twenty-five Dollars ($25) a share was authorized by a vote of at least two-thirds of each class of stock issued and outstanding at the time of said vote, such increase to make the number of shares of the capital stock consist of one hundred thirty thousand (130,000) shares of common stock of the pare value of Twenty-five Dollars ($25) a share and thirty thousand (30,000) shares of preferred stock of the par value of Twenty-five Dollars ($25) a share and the whole amount of capital stock Four Million Dollars ($4,000,000).

         Dated at Hartford, Connecticut this fifteenth day of December, 1928.

                   E. E. Eysenbach     )
                                       )
                   Francis R. Cooley   )     A majority
                                       )       of the
                   Elijah C. Johnson

                                                              Exhibit 3(i)
                                                             Page 39 of 189


                                       )
                   Clifford D. Cheney  )
                                       )
                   Charles D. Rice     )

   State of Connecticut)
                       )     ss. Hartford, December 15th, A.D. 1928
   County of Hartford  )

         Personally appeared E. E. Eysenbach, Francis R. Cooley, Elijah C. Johnson, Clifford D. Cheney, and Charles D. Rice, a majority of the Directors of The Hartford Gas Company and made oath to the truth of the foregoing certificate by them signed, before me.


                                             Martin J. Coughlin
                                         ____________________________
                                                 Notary Public.

   (Seal)
   Approved, Dec. 19, 1928.
   By Elmer H. Lounabury,
   Fee for Increase Capital,
   $500. # Paid, Dec. 19, 1928.
   A. M. Desmore, For Secretary.

   Exhibit 3(i)
   Page 40 of 189


                             THE HARTFORD GAS COMPANY

                            __________________________


                   CERTIFICATE OF INCREASE OF CAPITAL STOCK OF
                   ____________________________________________
                             THE HARTFORD GAS COMPANY
                            __________________________

         We, the undersigned, a majority of the Directors of The Hartford Gas Company, a Corporation organized under a special charter granted by the General Assembly of the State of Connecticut and located in the Town of Hartford in said State, hereby certify that at a meeting of the stockholders of said Corporation duly called and held for that purpose at Hartford in said State on the second day of May, 1929 an increase of its capital stock by the issue of twenty thousand (20,000) shares of Common stock of the par value of Twenty-five dollars -($25.00) a share was authorized by a vote of at least two-thirds of each class of stock issued and outstanding at the time of said vote, such increase to make the number of shares of the Capital stock consist of one hundred fifty thousand, -(150,000) shares of Common stock at the par value of Twenty-five dollars, ($25.00) a share, and thirty thousand, -(30,000) shares of Preferred stock of the par value of Twenty-five dollars, ($25.00) a share, and the whole amount of Capital stock Four million five hundred thousand dollars, -($4,500,000).
        Dated at Hartford, Connecticut, this sixteenth day of December, 1929.

                                                             Exhibit 3(i)
                                                              Page 41 of 189


                   John T. Robinson

                   Elijah C. Johnson          A

                   Charles L. Taylor       Majority

                   M.S. Little              of the

                   E.E. Eysenbach          Directors

   State of Connecticut  )
                         )  ss. Hartford, December 16th, A.D. 1929.
   County of Hartford    )

         Personally appeared E.E.Eysenbach, John T. Robinson, Elijah C.


   Johnson, Charles L. Taylor and Mitchell S. Little, a majority of the Directors of The Hartford Gas Company, and made oath to the truth of the foregoing certificate by them signed, before me.

         (Seal)              Martin J. Coughlin
                                  Notary Public.

   Approved, Dec. 18, 1929

   $500.# Paid, Dec. 18, 1929.

   Exhibit 3(i)
   Page 42 of 189


                               (Senate Bill No. 27.)

                                       (101)

              AN ACT AMENDING THE CHARTER OF THE HARTFORD GAS COMPANY

   Be it enacted by the Senate and House of Representatives in General Assembly concerned:
         Section five of the resolution of the general assembly passed at its May session, 1848, incorporating The Hartford City Gas Light Company, the name of said corporation having been changed by the general assembly to The Hartford Gas Company, is amended to read as follows: The government and direction of the affairs of the company shall be vested in a board of directors consisting of not less than seven and not more than twelve, who shall be chosen by the stockholders of said company, in the manner herinafter provided and shall hold their office until others shall be elected and shall have qualified to take their places as directors. Said directors, a majority of whom shall be quorum for the transaction of business, shall elect one of their number to be president of the board, who shall also be president of said company. They shall also choose a treasurer who shall give bonds with security to said company in such sum as said directors may require for the faithful discharge of his trust and shall also choose a secretary.

         Approved April 14, 1937.


   Form 61-58

   State of Connecticut                 )
                                        )  ss.     Hartford
   OFFICE OF THE SECRETARY OF STATE     )

   I hereby certify that the foregoing is a true copy of record in this office



                                  In Testimony Whereof I have hereunto set my

                                     hand and           of said           at

                                     Hartford, this 9th day

                                     of June A.D. 1978

                                     /s/ Deputy Secretary of the State

                                                             Exhibit 3(i)
                                                              Page 43 of 189


                             THE HARTFORD GAS COMPANY
                            __________________________
               CERTIFICATE OF ACCEPTANCE OF AMENDMENT TO CHARTER OF
                   ____________________________________________
                             THE HARTFORD GAS COMPANY
                            __________________________


         THIS IS TO CERTIFY That at a meeting of the stockholders of THE HARTFORD GAS COMPANY, legally warned and held for the purpose on the 16th day of June, 1937, the Act amending the charter of said Corporation passed at the January Session of the General Assembly 1937 and approved on the 14th day of April 1937, was accepted by a unanimous vote of the stockholders present, of which the following is a copy:

              VOTED: That the Act of the General Assembly of the State of Connecticut entitled "An Act amending the charter of The Hartford Gas Company" be and the same hereby is accepted by this Corporation.

         Dated at Hartford, Connecticut, this 16th day of July, 1937.


                                                             N. B. Berlotte
                                                                  President.


   Attest:

         M. J. Coughlin
                   Secretary.

   (Corporate Seal)

   RECEIVED AND FILED
   JULY 20, 1937

   Exhibit 3(i)
   Page 44 of 189


                    AN ACT AMENDING THE CHARTER OF THE HARTFORD
                                    GAS COMPANY

                              Approved March 12, 1943

         Be it enacted by the Senate and House of Representatives in General Assembly convened:

         SECTION 1. Subject to the approval of the public utilities commission, The Hartford Gas Company is authorized to increase its capital stock from time to time to an amount not exceeding in the aggregate seven million five hundred thousand dollars.
        SEC. 2. Subject to the approval of the public utilities commission, said company is authorized to issue, from time to time, notes, bonds or other evidences of indebtedness payable at periods of more than one year after the date thereof (a) to provide funds for the acquisition of property or for the construction, completion, extension or improvement of its services, or (b) to reimburse its treasury for moneys expended for such acquisition or for such construction, completion, extension or improvement which were not obtained through the issue of stock, notes, bonds or other evidences of indebtedness, or (c) for the discharge, funding or refunding of its obligations; provided the aggregate principal amount of such notes, bonds or other evidences of indebtedness outstanding shall at no time exceed the amount of its outstanding capital stock.

         SEC. 3. This act shall become operative as an amendment to the charter of said corporation if, within one year after its passage, (a) it shall be accepted by vote of a majority of the stock of said corporation present in person or by proxy at a meeting legally warned and held for such purpose, and (b) an attested copy of such acceptance shall be filed in the office of the secretary of the state.

                                                             Exhibit 3(i)
                                                             Page 45 of 189


                             THE HARTFORD GAS COMPANY


         THIS IS TO CERTIFY That at a meeting of the stockholders of The Hartford Gas Company, legally warned and held for the purpose on the 17th day of March, 1943, the Act amending the charter of said corporation passed at the January Session of the General Assembly of 1943 and approved March 12, 1943 was accepted by a unanimous vote of the stockholders present in person and by proxy, of which the following is a copy:

         RESOLVED: That the Act amending the Charter of The Hartford Gas Company passed at the January Session of the General Assembly of 1943 and approved March 12, 1943 be and it hereby is accepted.

         Dated at Hartford this 20th day of March, 1943.


                                                 N. B. Bertolette
                                      _________________________________
                                                President



                                              Martin  J. Coughlin
                                      __________________________________
                                                  Secretary

   Exhibit 3(i)
   Page 46 of 189


   STATE OF CONNECTICUT  )
                         )  ss.  Hartford, March 12, 1943
   COUNTY OF HARTFORD    )


         Personally appeared, NORMAN B. BERTOLETTE, President and MARTIN J. COUGHLIN, Secretary of The Hartford Gas Company, signers of the foregoing certificate, and made oath to the truth of the same, before me.


                                                  ____________________________
                                                      Notary Public

                                                             (SEAL)


   RECEIVED AND FILED
   MAR 26, 1943

                                                              Exhibit 3(i)
                                                              Page 47 of 189


                    AN ACT AMENDING THE CHARTER OF THE HARTFORD
                                    GAS COMPANY

                              Approved June 27, 1951
         SECTION 1. For the purpose of obtaining a supply of natural gas, The Hartford Gas Company, chartered as The Hartford City Gas Light Company by resolution of the general assembly passed at its May Session, 1848, is authorized to construct, lay and maintain, within the streets, highways and public grounds of the territory in which it is or may be empowered to distribute and sell gas, such pipes, mains and other local distribution facilities, including mains connecting with natural gas pipelines, as may be necessary for such distribution and sale and, with the approval of the public utilities commission, such facilities may be constructed, laid and maintained in other territories within this state for said purpose.

          SEC. 2. Subject to the approval of the public utilities commission, said company is authorized to issue, from time to time, notes, bonds or other evidences of indebtedness payable at periods of more than one year after the date thereof in such amount as said commission may approve (a) to provide funds for the acquisition of property or for the construction, completion, extension or improvement of its system, or (b) to reimburse its treasury for moneys expended for such acquisition or for such construction, completion, extension or improvement which were not obtained through the issue of stock, notes, bonds or other evidences of indebtedness, or (c) for the discharge, funding or refunding of its obligations. The aggregate principal amount of such notes, bonds or other evidences of indebtedness payable at periods of more than one year after the date thereof shall not at the time of issue thereof exceed one and one-half times the amount of the outstanding capital stock and surplus of the company.

          SEC. 3. Subject to the approval of the public utilities commission, said company may enter into a merger of consolidation with one or more other public service companies of this state or acquire the assets and franchises thereof by issuance of shares of its stock or otherwise, whether or note the charter of such other company expressly so provides. Any such merger, consolidation or acquisition shall be carried out in conformity with the provisions of the general statutes relating thereto and the corporation resulting from any such merger or consolidation shall have an authorized capital equal to the combined authorized capital of the constituent corporations.

   Exhibit 3(i)
   Page 48 of 189


         SEC. 4. This act shall become operative as an amendment to the charter of said corporation if, within one year after its passage, (a) it shall be accepted by vote of a majority of the stock of said corporation present in person or by proxy at a meeting legally warned and held for such purpose, and (b) an attested copy of such acceptance shall be filed in the office of the secretary of the state.

                                                             Exhibit 3(i)
                                                             Page 49 of 189


                             THE HARTFORD GAS COMPANY

                      Certificate of Acceptance of Amendment
                                    to Charter
                      ______________________________________


         THIS IS TO CERTIFY That at a meeting of the stockholders of The Hartford Gas Company legally warned and held for that purpose in Hartford, Connecticut, on March 19, 1952 the Act amending the charter of said corporation passed at the January session of the General Assembly of 1951 was accepted by a vote of a majority of the stockholders present in person or by proxy of which the following is a copy:

              RESOLVED: That the amendment of the charter of this corporation enacted by the 1951 Session of the Connecticut Legislature (Special Acts of 1951 No. 478) be and the same is hereby accepted.

         Dated at Hartford, Connecticut, this 19th day of March, 1952.



                                 Attest:



                                 ___________________________________
                                 N. B. Bertolette
                                 President, The Hartford Gas Company



                                 ___________________________________
                                 M. J. Coughlin
                                 Secretary, The Hartford Gas Company

   Exhibit 3(i)
   Page 50 of 189


                   AN ACT CONCERNING ENLARGING THE FRANCHISE
                     AREA OF THE HARTFORD GAS COMPANY AND
                    PROVIDING FOR CERTAIN ADDITIONAL POWERS

                             Approved May 24, 1957




         SECTION 1. The Hartford Gas Company is authorized to distribute and sell gas of any type in the towns of Simsbury, Rocky Hill, Farmington and Avon and to lay gas mains and pipes and to erect such other fixtures as are necessary in and on the streets, highways and public grounds of said towns and to do all things necessary or convenient in order to furnish gas for any purpose to said towns and to the inhabitants thereof.

         SEC. 2. Section 3 of number 478 of the special acts of 1951 is amended by adding thereto the following: In addition to the powers elsewhere granted to The Hartford Gas Company by its charter and any amendments thereto, said company is hereby authorized to acquire by lease, purchase or otherwise, upon such terms and conditions as may be agreed upon, and to hold, own, use, exercise, enjoy and dispose of the whole or any part of the gas property, rights, securities and franchises of any corporation authorized to manufacture, sell or dispose of gas in any town in the counties of Hartford, Middlesex and Tolland and, upon the acquisition of such property and franchises, is authorized to manufacture, buy, sell and distribute gas and gas appliances for any and all purposes within the towns named in such franchises or within such area of the towns as may be agreed upon and to hold, own, use, extend, exercise, enjoy and dispose of the same to the same extent as though said rights, franchises and immunities had been originally granted to it. In the exercise of its corporate powers, said company shall have the right to enter upon and open the streets, avenues and highways within the towns named in such franchises, for the purpose of installing and maintaining conduits, pipes and all necessary or convenient fixtures and apparatus, all subject to any rules, regulations, by-laws or ordinances of such towns. Said company shall have power from time to time to assume or guarantee the contracts, bonds and other obligations and the payment of dividends upon the capital stock of any gas company of this state. Any corporation authorized to engage in or carry on the business of manufacturing, selling or distributing gas shall be authorized to consolidate or merge with said corporation and to sell, lease and convey to it the whole or any part of its rights, privileges, franchises, property, securities and assets.

                                                             Exhibit 3(i)
                                                             Page 51 of 189


         SEC. 3. The Hartford Gas Company shall have and enjoy all the powers and privileges possessed by corporations organized under the provisions of chapter 249 of the general statutes, and any amendments thereof, except so far as they are inconsistent with the provisions of the charter of the company, as from time to time amended.

         SEC. 4. The Hartford Gas Company is hereby authorized, upon compliance with the provisions of sections 5 to 7, inclusive, of this act, to acquire by condemnation and to enter upon, acquire, take and use such lands, rights of way, easements or other interests in land, hereinafter called such property, as shall be necessary or convenient in the exercise of any of its rights, powers and privileges; provided said company shall be held to pay all damages to any person or persons which may arise from any such entry or taking.

         SEC. 5. No such property shall be taken under the provisions of this act in any public street or highway, public park or reservation or other public property, or within the location of any railroad or street railway company or other public utility company; provided such pipeline or pipelines may be constructed under or through any public highway or street, public park or reservation or other public property if the method of such construction and the plans and specifications therefor have been approved by the authority having jurisdiction over the maintenance of such public highway or street, public park or reservation or other public property; and provided further such pipeline or pipelines may be constructed over or across the location of any railroad or street railway company or other public utility company by agreement with such railroad or street railway company or other public utility company or, in the event of failure so to agree, then with the approval of the public utilities commission and in such manner as may be determined by said commission.

         SEC. 6. If said company and the person or persons to whom damages may arise from any taking under the provisions of this act of any such property shall be unable to effect an agreement on the amount of such damages, said company may prefer a petition to the superior court in the county in which such property lies or to a judge of said court if said court is not in session praying that such compensation may be determined, which petition shall describe such property to be taken and the use to which it is to be devoted and shall be accompanied by a summons signed by competent authority and served as process in civil actions before said court, notifying the owner or owners of said property and all persons interested in such property to appear before said court or such judge, and thereupon said court or judge shall appoint a committee of three disinterested persons who shall be duly sworn before commencing their duties. Such committee, after giving reasonable notice to the parties, shall view the property in question, hear the evidence, ascertain the value, assess just damages to the owner or owners of such

   Exhibit 3(i)
   Page 52 of 189


   property, and report its doings to said court or judge. Said court or judge may accept such report or may reject it for irregular or improper conduct by such committee in the performance of its duties. If the report is rejected, said court or judge shall appoint another committee which shall proceed in the same manner as the first committee was required to proceed. If the report is accepted, such acceptance shall have the effect of a judgment in favor of the owner of the property against said company for the amount of the assessment made by such committee and, except as otherwise provided by law, execution may issue therefor. Said court or such judge shall make any order necessary to protect the rights of all the parties interested. Except as provided in section 7 of this act, such property shall not be entered upon and used by said company until the amount of such damages shall be paid to the party or parties to whom such damages are due, or deposited for his or their use with said court, and upon such payment or deposit such property shall become the property of said company. The expenses or costs of any such hearing shall be taxed by such court or judge and paid by said company. If the amount of the damages awarded to any such property owner shall exceed the amount offered to such property owner by said company for such property prior to the preferring of such petition to such court or judge, such court or judge may award to such property owner such attorney and appraisal fees as the court may determine to be reasonable.

         SEC. 7. When at any stage of condemnation proceedings brought under this act it shall appear to the court or judge before whom such proceedings are pending that the public interest will be prejudiced by delay, said court or judge may direct that said company be permitted to enter immediately upon the property to be taken and devote it to the public use specified in said petition upon the deposit with said court of a sum to be fixed by said court or judge, upon notice to the parties of not less than ten days, and such sum when so fixed and paid shall be applied so far as it may be necessary for the purpose of the payment of any award of damages which may be made, with interest thereon from the date of such entry upon said property and the remainder if any returned to said company. In case the proceedings should be abandoned by said company, said court or judge shall direct that the money so deposited, so far as it may be necessary, shall be applied to the payment of any damages that the owner of such property or other parties in interest may have sustained by such entry upon and use of such property, and the costs and expenses of such proceedings, such damages to be ascertained by said court or judge or a committee to be appointed for that purpose, and if the sum so deposited shall be insufficient to pay such damages and all costs and expenses so awarded, judgment shall be entered against said company for the deficiency, which may be enforced and collected in the same manner as a judgment in the superior court; and the possession of such property shall be restored to the owner or owners thereof.

                                                             Exhibit 3(i)
                                                             Page 53 of 189


         SEC. 8. Number 104 of the special acts of 1937 is amended to read as follows: The government and direction of the affairs of the company shall be vested in a board of directors consisting of not less than seven and not more than twelve, who shall be chosen by the stockholders of said company in the manner hereinafter provided and shall hold their offices until others are elected and have qualified to take their places as directors. Said directors, a majority of whom shall be a quorum for the transaction of business, shall elect one of their number to be president of said company. They shall also choose a treasurer who shall give bond with security to said company in such sum as said directors may require for the faithful discharge of his trust, and shall also choose a secretary.

         SEC. 9. This act shall become operative as an amendment to the charter of said company if, within eighteen months after its passage, it shall be accepted by vote of a majority of the stock of said company present in person or by proxy at a meeting legally warned and held for such purpose, and an attested copy of such acceptance shall be filed in the office of the secretary of the state.
























   Exhibit 3(i)
   Page 54 of 189


                          CERTIFICATE OF ACCEPTANCE OF
                              AMENDMENT TO CHARTER

         THIS IS TO CERTIFY, that at a meeting of the stockholders of THE HARTFORD GAS COMPANY legally warned and held for the purpose on the 19th day of March, 1958, the Act amending the Charter of said corporation passed at the January Session of the General Assembly of 1957 was accepted by a unanimous vote of the stockholders present, of which the following is a copy:

              "RESOLVED: That the amendment to the Charter of The Hartford Gas Company enacted by the 1957 session of the Connecticut Legislature (Special Acts of 1957 - No. 387) be and it hereby is accepted."


         Dated at Hartford, Connecticut this 21st day of April, 1958.


   Attest:                                           W. T. Jebb
                                             _____________________________
                                                     President


                                                     M. J. Coughlin
                                             _____________________________
                                                     Secretary

                                                             Exhibit 3(i)
                                                             Page 55 of 189

         CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION

                BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

                              (Stock Corporation)

   1.    The name of the corporation is  The Hartford Gas Company
          233 Pearl Street, Hartford, Connecticut

   2.    The Certificate of Incorporation (check one only)

                                    ___X___(a) is amended only
                                    _______(b) is amended and restated
                                    _______(c) is restated only

         by the following resolution of directors and shareholders:
   RESOLVED: That the Charter of The Hartford Gas Company be and it hereby is amended so as to specifically include among its powers the following: The Hartford Gas Company shall have power, through the agency of one or more wholly-owned subsidiary corporations and call as itself to engage in the business of furnishing, from one or more plants, heat or air conditioning,
   or both, by means of steam, heated or chilled   water or other medium, in
   the cities and towns in the State of Connecticut wherein it now is or hereafter may be authorized to sell gas or electricity or both.

   3.    (Omit if Par. 2(a) is checked)

         (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date except as follows:
                 (indicate amendments made, if say: if none so indicate)

         (b) Other than as indicated in Par 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

   4. The above resolution was adopted by the board of directors by shareholders. At respective meetings held March 15, 1961.

   5.  Vote of Shareholders:

         (a)  (Use if no shares are required to be voted as a class.)

         Number of Shares     Total Voting Power of    Vote Required   Total Favoring
         Entitled to Vote     Shares Entitled to Vote   for Adoption   Adoption
   ______________________     _______________________   ____________   _____________
         236,264                 236,264                 157,510       189,705

         (b)  (Use if any shares to be voted as a class.)

         Describe clearly the vote required for adoption and state the actual vote favoring adoption: include the designation and number of shares of each class entitled to vote on the resolution as a class, the voting power of each such class and the actual vote of each such class.

   (SEAL)   Dated at Hartford, Conn this 11th day of April, 1961

                                                       /s/ William T. Jebb
                                                            President

                                                      /s/ W.A. MacDonald
                                                            Secretary
   Exhibit 3(i)
   Page 56 of 189

   STATE OF CONNECTICUT)
                       ) SS.                April 11 1961
   COUNTY OF HARTFORD  )

         Formally appeared    William T. Jebb      and W.A. MacDonald and made
   oath to the truth of the foregoing certification by them signed, before me.



                                                 /s/ Fred. S. Pickford
                                                   Notary Public


   STATE OF CONNECTICUT
   Secretary of the State
   CERTIFICATE AMENDING OR
   RESTATING CERTIFICATE OF
   INCORPORATION BY ACTION
   OF BOARD OF DIRECTORS
   AND SHAREHOLDERS
     (Stock Corporation)

   ______________________
   FILED State of Connecticut
   April 12, 1961 3:16PM

                                                             Exhibit 3(i)
                                                             Page 57 of 189


            AN ACT AMENDING THE CHARTER OF THE HARTFORD GAS COMPANY,
         CONCERNING ACQUISITION OF OTHER GAS PROPERTIES AND FURNISHING
                          OF HEAT OR AIR CONDITIONING

                             Approved May 31, 1961


         SECTION 1. The first sentence of section 2 of number 387 of the special acts of 1957 is amended to read as follows: Section 3 of number 478 of the special acts of 1951 is amended by adding thereto the following: In addition to the powers elsewhere granted to The Hartford Gas Company by its charter and any amendments purchase or otherwise, upon such terms and conditions as may be agreed upon, and to hold, own, use, exercise, enjoy and dispose of the whole or any part of the gas property, rights, securities and franchises of any corporation authorized to manufacture, sell or dispose of gas in any town in the state of Connecticut, and upon the acquisition of such property and franchises, is authorized to manufacture, buy, sell and distribute gas and gas appliances for any and all purposes within the towns named in such franchises or within such area of the town as may be agreed upon and to hold, own, use, extend, exercise, enjoy and dispose of the same to the same extent as though said rights, franchises and immunities had been originally granted to it.

         SEC. 2. The Hartford Gas Company is hereby authorized and empowered, through the agency of one or more wholly owned subsidiary corporations, whether incorporated by special act of the general assembly or under the general statutes of the state of Connecticut, as well as by itself, to engage in the business of furnishing, from one or more plants, heat or air conditioning, or both, by means of steam, heated or chilled water or other medium, in the cities and towns in the state of Connecticut wherein it now is or hereafter may be authorized to sell gas or electricity, or both, and through such agency as well as itself, to lay and maintain mains, pipes or other conduits and to erect such other fixtures as are or may be necessary or convenient in and on the streets, highways and public grounds of said cities and towns, for the purpose of carrying such medium from any and each such plant to the location of customers to be served and returning the same, or other medium into which it may have been changed, to such central plant.

         SEC. 3. This amendment to the charter of The Hartford Gas Company shall not require acceptance by the corporation.

   Exhibit 3(i)
   Page 58 of 189


                  CERTIFICATE OF ISSUE AND STATEMENT REQUIRED
                   BY G.S. REV. 1958, SEC. 33-394, AS AMENDED
                  ____________________________________________


         1. The name of the corporation is The Hartford Gas Company. It is a corporation specially chartered by the General Assembly of the State of Connecticut.

         2. By its special charter, Special Act 1943 No. 69 (page 46), it is authorized to issue its "capital stock from time to time to an amount not exceeding the in the aggregate seven million five hundred thousand dollars."

         3. Prior to January 1, 1957, there were issued and outstanding $750,000 in the aggregate of non-callable preferred stock, consisting of 30,000 shares, having a par value of $25 per share, and $3,750,000 in the aggregate of common stock, consisting of 150,000 shares, having a par value of $25 per share.

         4. On March 24, 1955, the shareholders of The Hartford Gas Company authorized the issue of $1,500,000 additional common stock (60,000 shares at $25 a share) to be issued in satisfaction of the conversion rights of $1,500,000 in aggregate principal amount of the convertible debentures which were authorized at the same time.

                                                             Exhibit 3(i)
                                                             Page 59 of 189


         5. The privilege contained in such convertible debentures, issued under the name of 3 1/4% Ten Year Convertible Debentures, came into existence January 1, 1957 and terminated on November 1, 1962, the date as of which all uncoverted debentures were called for redemption. In the interim there has been issued, from time to time, in satisfaction of such conversion privilege, all except 140 of such 60,000 shares. The issuance of the unissued 140 shares has been since authorized.
         6. Of said 60,000 shares, 56,250 shares of the par value of $1,406,250 were issued prior to January 1, 1961.
         7. The balance thereof, viz. 3,750 shares, of the par value of $93,750 have been issued since January 1, 1961 or are now being issued.

         Dated at Hartford, Connecticut, this 13th day of December 1962.

                                         W.T. Jebb
                                       __________________________________

                                         W.A. MacDonald
                                       __________________________________

   STATE OF CONNECTICUT )
                        )  ss.:  December 13, 1962
   COUNTY OF HARTFORD   )

         Personally appeared W. T. Jebb and W.A. MacDonald respectively the President and Secretary of The Hartford Gas Company, and made oath to the truth of the foregoing certificate by them signed, before me,

                                       ____________________________________
                                       Notary Public

   Exhibit 3(i)
   Page 60 of 189


               CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION

                BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

                              (Stock Corporation)


         1.   The name of the corporation is THE HARTFORD GAS COMPANY.

         2.   The Certificate of Incorporation is amended only by the

   following resolutions of directors and shareholders:

              RESOLVED: That the charter of The Hartford Gas Company be amended to provide: As at April 19, 1963, of the Seven Million Five Hundred Thousand Dollars ($7,500,000) of authorized capital stock of the Company, the 210,000 common shares, of the par value of $25 each, issued and outstanding shall be split (2 for 1) into 420,000 shares of common stock of the par value of $12.50 each;

              RESOLVED: That the charter of The Hartford Gas Company be amended to provide: As at April 19, 1963, of the Seven Million Five Hundred Thousand Dollars ($7,500,000) of authorized capital stock of the Company, the 30,000 preferred shares, of the par value of $25 each, issued and outstanding, shall be split (2 for 1) into 60,000 shares of preferred stock, of the par value of $12.50 each, said preferred stock to be entitled to receive out of the net profits of the corporation cumulative dividends at the rate of 8% per annum, quarterly dividends of 2% to be paid thereon before any dividends are payable upon the common stock of the Company, the first quarterly dividend of 2% to be payable, on or before, July 1st, 1963, said preferred stock in the event of liquidation of the corporation or distribution of its assets, to be preferred as to the entire assets to the amount of $25 a share; all shares, whether of preferred or common stock, to have equal voting rights and equal right to participate in subscriptions to any future increase of capital stock;

              RESOLVED: That the charter of The Hartford Gas Company be amended to provide: As at April 19, 1963, of the Seven Million Five Hundred Thousand Dollars ($7,500,000) of authorized capital stock of the Company, One Million Dollars ($1,000,000) of authorized but unissued stock shall consist of 80,000 shares of common stock, of the par value of $12.50 per share.

                                                             Exhibit 3(i)
                                                             Page 61 of 189


         3. The above resolutions were adopted by the Board of Directors and shareholders at the Annual Meeting of the corporation held at its office, 233 Pearl Street, Hartford, on March 20, 1963.
         4.  Vote of shareholders:
         The Hartford Gas Company has outstanding 210,000 shares of $25 par common stock and 30,000 shares of $25 par preferred stock. In order to adopt the foregoing resolutions, a two-thirds' vote of each class, voting separately as a class, was required. The vote was as follows:

                                                   For          Against
                                                    ___          ________
              Preferred:  All resolutions         24,533             50

              Common:  First resolution          175,636            562
                       Second resolution         175,140          1,058
                       Third resolution          175,044          1,154

   constituting, in each instance, more than two-thirds of all stock outstanding in favor.

         Dated at Hartford, this 1st day of April, 1963.


                                               Fred S. Pickford
                                               _________________________
                                               Vice President


                                               W.A. MacDonald
                                               _________________________
                                               Secretary

   Exhibit 3(i)
   Page 62 of 189


   STATE OF CONNECTICUT  )
                         )     ss.  Hartford          April 1, 1693
   COUNTY OF HARTFORD    )

         Personally appeared Fred S. Pickford, Vice President, and

   W. A. MacDonald, Secretary, and made oath to the truth of the foregoing certificate by them signed, before me.




                                               ___________________________
                                               Notary Public

                                                             Exhibit 3(i)
                                                             Page 63 of 189


                   AN ACT CONCERNING THE AREA TO BE SERVED BY
                            THE HARTFORD GAS COMPANY

                             Approved July 7, 1965



         SECTION 1. The Hartford Gas Company is authorized to distribute and sell gas of any type in the towns of Portland, East Hampton, Marlborough, Hebron, Bolton, East Granby, Granby, Canton and Burlington and to lay gas mains and pipes and to erect such other fixtures as are necessary in and on the streets, highways and public grounds of said towns and to do all things necessary or convenient in order to furnish gas for any purpose to said towns and to the inhabitants thereof.

         Sec. 2. This amendment to the charter of The Hartford Gas Company shall not require acceptance by the corporation.

   Exhibit 3(i)
   Page 64 of 189


         CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION

                BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

                              (Stock Corporation)


   I.    The name of the corporation is The Hartford Gas Company.

   II. The Certificate of Incorporation is amended only by the following resolutions of directors and shareholders:

         (1) RESOLVED: That the charter of The Hartford Gas Company be and hereby is amended so as to include, without limitation, the following powers: to manufacture, create, generate, transform, store, sell and distribute all types of energy and all types of fuels; to manufacture, sell, install, maintain and service any and all apparatus and appliances utilizing any type of energy or fuel; to engage in and conduct any business incidental, necessary or useful in connection with any of the foregoing or with any other business in which the Company, or any of its subsidiaries is engaged; to own the stock, bonds, debentures or other securities or obligations of other corporations, whether or not they be engaged in any of the aforementioned businesses, and to guaranty their obligations.

         (2)       RESOLVED:  That the charter of The Hartford Gas Company
              be and hereby is amended so as to provide that the authorized capital stock of the Company consist of the following:
              500,000 shares of common stock having a par value of $12.50 per share, all of which are now outstanding; 60,000 shares of preferred stock having a par value of $12.50 per share, to be hereafter known as the "$12.50 Par Preferred Stock", all of which are now outstanding; 100,000 shares of preferred stock having a par value of $100 per share, to be known and designated as the Company's "$100 Par Serial Preferred Stock", such stock to be on a parity with respect to dividends and liquidation with the $12.50 Par Preferred Stock and such stock neither to have nor to be subject to any preemptive rights and that the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock, and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law,
              to fix and determine
                                                               Exhibit 3(i)
                                                               Page 65 of 189


              The above resolutions were adopted by the board of directors and by shareholders.

              Vote of Shareholders:

                   (a)  As to Resolution #1 above:

   Number of Shares    Total Voting Power of    Vote Required  Vote Favoring
   Entitled to Vote    Shares Entitled to Vote   for adoption    Adoption
   =================   =======================  ============== =============

       560,000                560,000          2/3 of all stock   422,885
                                                                   (75.5%)

                  (b)  As to Resolution #2 above:

   Number of Shares    Total Voting Power of   Vote Required    Vote Favoring
   Entitled to Vote    Shares Entitled to Vote  for adoption      Adoption
   =================   =======================  ==============   =============

   1.  $12.50 Par
       Preferred Stock
        60,000                 60,000          2/3 of this class    41,907
                                                                     (69.8%)

   2.  Common
       500,000                500,000          2/3 of all other
                                               classes              374,591
                                               (2/3 of this class)  (74.9%)

             Dated at Hartford this 26th day of April, 1967.


                                              Robert H. Willis
                                      ____________________________________
                                              President


                                              W. A.  MacDonald
                                      ____________________________________
                                              Secretary

   Exhibit 3(i)
   Page 66 of 189


   STATE OF CONNECTICUT  )
                         )  ss.:                 April 26, 1967
   COUNTY OF HARTFORD    )

         Personally appeared Robert H. Willis and W. A. MacDonald and made oath to the truth of the foregoing certificate by them signed, before me.

                                        ____________________________________
                                                 Notary Public



                                        My Commission expires:

                                                             Exhibit 3(i)
                                                             Page 67 of 189


                  AN ACT CONCERNING THE AREA TO BE SERVED BY
                            THE HARTFORD GAS COMPANY

                             Approved June 20, 1967



         SECTION 1. The Hartford Gas Company is authorized to distribute and sell gas of any type in the towns of Andover, Columbia, Coventry and Mansfield and to lay gas mains and pipes and to erect such other fixtures as are necessary in and on the streets, highways and public grounds of said towns and to do all things necessary or convenient in order to furnish gas for any purpose to said towns and to the inhabitants thereof.

         SEC. 2. This amendment to the charter of The Hartford Gas Company shall not require acceptance by the corporation.

   Exhibit 3(i)
   Page 68 of 189







                             CERTIFICATE OF MERGER

                The New Britain Gas Light Company (New Britain)

                                      into

                      The Hartford Gas Company (Hartford)

                     name of surviving corporation shall be

                      CONNECTICUT NATURAL GAS CORPORATION

                                                             Exhibit 3(i)
                                                             Page 69 of 189


                             CERTIFICATE OF MERGER


         A. The name of the surviving corporation in the merger is CONNECTICUT NATURAL GAS CORPORATION (Surviving Corporation), a
   Connecticut corporation.

         B.  The Plan of Merger is as follows:

              1. Merger and Name of Surviving Corporation. The New Britain Gas Light Company (New Britain), a Connecticut corporation, shall merge into The Hartford Gas Company (Hartford), a Connecticut corporation, upon the effective date of the merger which shall be at the close of business on the last day of the month in which this certificate is filed in the office of the Secretary of State of Connecticut. Hartford shall be the surviving corporation and shall continue under the name CONNECTICUT NATURAL GAS CORPORATION.

              2. Charter and By-Laws of the Surviving Corporation. The charter of Hartford, as enacted by the General Assembly of the State of Connecticut and amended by it and by action of Hartford's stockholders up to the effective date of the merger, and as further amended as set forth herein, and by operation of law as a result of the merger of New Britain into Hartford, shall be the charter of the Surviving Corporation until further amended as provided by law. The Surviving Corporation shall have in addition to the powers conferred on it by the General Statutes of the State of Connecticut, all of the special rights, powers and franchises possessed by Hartford and New Britain, including all such special rights, powers and franchises to which either has succeeded by merger, consolidation, purchase or otherwise. The By-Laws set forth in Exhibit I hereto shall be the By-Laws of the Surviving Corporation.

              3. Directors and Officers of the Surviving Corporation. The Board of Directors of the Surviving Corporation shall initially consist of sixteen directors whose names are set forth in Exhibit II hereto or of such of them as are able and willing to serve. The names of certain principal officers of the Surviving Corporation are also set forth in Exhibit II.

              4. Succession of Surviving Corporation. Upon the effective date of the merger the separate the separate existence of New Britain shall cease and Hartford shall continue to exist as the Surviving Corporation and shall thereupon succeed to all the rights, privileges, immunities, franchises, property,

   Exhibit 3(i)
   Page 70 of 189


         choses in action and all and every other interest of, or belonging to, each of the merging corporations in the manner and to the extent provided by law.

              5. Merger's Effect on Securities. (a) Upon the effective date of the merger, the authorized capital stock of the Surviving Corporation shall consist of 685,582 shares of common stock having a par value of $12.50 per share, 60,000 shares of $12.50 Par Preferred Stock and 100,000 shares of $100 Par Serial Preferred Stock of which there shall be a 5.75% Series of 9,600 shares;

              (b)  Upon the effective date of the merger:

                   (i) Each issued and outstanding share of Hartford common stock of the par value of $12.50 Par Preferred Stock shall remain unchanged but certificates representing such shares shall be exchangeable for certificates for the same number of shares bearing the new name of the Surviving Corporation;

                   (ii) Each issued and outstanding share of New Britain common stock of the par value of $25 per share shall be converted into two shares of the Surviving Corporation common stock of the par value of $12.50 per share;

                   (iii) Each issued and outstanding share of New Britain Preferred Stock, 4.75% Series, of the par value of $100 per share shall be converted into one share of the Surviving Corporation $100 Par Serial Preferred Stock, 5.75% Series, with the preferences, voting powers, restrictions and qualifications set forth herein; and

                   (iv) New Britain shares acquired by the Surviving Corporation from holders thereof who shall have objected to the merger and exercised their statutory appraisal rights and been paid therefor in the manner provided by law shall be retired and no shares of any class of stock of the Surviving Corporation shall be issued in respect thereof.

              (c) After the effective date of the merger, each holder of an outstanding certificate or certificates theretofore representing Hartford common stock, Hartford preferred stock, New Britain common stock, or New Britain preferred stock may surrender such certificate or certificates and receive in exchange a certificate or certificates representing the number of shares of the Surviving Corporation common stock or preferred stock into which the shares of such Hartford common stock, Hartford preferred

                                                             Exhibit 3(i)
                                                             Page 71 of 189


         stock, New Britain common stock or New Britain preferred stock, as the case may be, shall have been converted or for which they shall have become exchangeable. Until so surrendered, each outstanding certificate which, prior to the effective date of the merger, represented shares of the Hartford or New Britain stock shall be deemed for all purposes to evidence ownership of the shares of the stock of the Surviving Corporation into which such stock shall have been converted or for which it shall have become exchangeable.

              6. Amendments to Charter of Surviving Corporation. The Charter of the Surviving Corporations shall be amended as follows:

                   (i) The name of the corporation is Connecticut Natural Gas Corporation;

                   (ii) The government and direction of the affairs of the Company shall be vested in a board of directors consisting of not less than ten and not more than sixteen, who shall be chosen by the stockholders of said Company in the manner hereinafter provided and shall hold their offices until others are elected and have qualified to take their places as directors. Said directors, a majority of whom shall be a quorum for the transaction of business, shall appoint such officers as said directors consider desirable.

                   (iii) The authorized capital stock of the Company shall consist of the following: 685,582 shares of common stock having a par value of $12.50 per share; 60,000 shares of preferred stock having a par value of $12.50 per share, to be hereafter known as the "$12.50 Par Preferred Stock", all of which are now outstanding; 100,000 shares of preferred stock having a par value of $100 per share, to be known and designated as the Company's "$100 Par Serial Preferred Stock", such stock to be on a parity with respect to dividends and liquidation with the $12.50 Par Preferred Stock and such stock neither to have nor to be subject to any preemptive rights;
              and that the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock, and, to the extent permitted by law and not fixed by the charter, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series;

   Exhibit 3(i)
   Page 72 of 189


                   (iv) The terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock, of which 100,000 shares are authorized, shall be as follows:

              I.   Dividends

                   The holders of any series of the $100 Par Serial
              Preferred Stock shall receive, when declared by the Board of Directors, preferential dividends at the rate provided for such series and payable on such dividend payment dates in each year as shall be established for such series, such dividends to be payable to stockholders of record on such dates as may be fixed by said Board but a record date shall not be more than 45 days before any dividend date.

                   Dividends on each share of the $100 Par Serial Preferred
              Stock shall be cumulative from the date of issue thereof or from such date as the Board of Directors may determine.
              Unless full cumulative dividends to the last preceding dividend date shall have been paid or set apart for payment on all outstanding shares of $100 Par Serial Preferred Stock and unless all sinking fund redemptions or payments provided for each series of $100 Par Serial Preferred Stock have been made or provided for, no dividend (other than a dividend in shares of junior stock) shall be paid on any junior stock nor any sum applied to the purchase, redemption or retirement of any junior stock.  The term "junior stock" as used herein means Common
             Stock or any other stock of the Company subordinate to the $100
              Par Serial Preferred Stock in respect of dividends or payments in liquidation.

                   So long as any shares of the $100 Par Serial Preferred
              Stock shall be outstanding the Company shall not apply any sum to the redemption, retirement or purchase of any share of any junior stock nor to the payment of any dividend thereon (exclusive of dividends payable in junior stock), if, after such application shall have been made, the Company's retained earnings plus the cash proceeds of the sale of additional shares of junior stock since July 31, 1968 would be less than $941,000, provided, however that nothing herein contained shall be construed so as to prevent the Company from retiring any shares of junior stock in exchange for the issue of additional shares of junior stock.

                                                             Exhibit 3(i)
                                                             Page 73 of 189


              II.  Redemption or Purchase of $100 Par Serial Preferred Stock.

                   Subject to any restrictions contained in the terms of the
              particular series of $100 Par Serial Preferred Stock, all or any part of any series of the $100 Par Serial Preferred Stock at any time outstanding may be called for redemption at any time by vote of the Board of Directors or the operation of a sinking fund, at the redemption price provided for such series and in the manner hereinbelow provided. All or any part of any series of the $100 Par Serial Preferred Stock may be called for redemption without calling any part or all of any other series of the $100 Par Serial Preferred Stock. If less than all of any series of the $100 Par Serial Preferred is so called, the Transfer Agent shall determine by lot or in some other proper manner approved by the Board of Directors the shares of such series of $100 Par Serial Preferred Stock to be called.

                   Except for redemption effected by the operation of a
              sinking fund, no call of less than all of the $100 Par Serial Preferred Stock outstanding shall be made without setting aside an amount equal to the dividends accumulated to the redemption date fixed in such call and making or providing for all sinking fund payments or redemptions then due on all of the $100 Par Serial Preferred Stock then outstanding and not called.

                   The sums payable in respect of any $100 Par Serial
              Preferred Stock so called shall be payable at the office of an incorporated bank or trust company; in good standing. Notice of such call, stating the redemption date and the place where the redemption price of the stock so called is payable, shall be mailed not less than 30 days before the redemption date to each holder of stock so called at his address as it appears upon the books of the Company.

                   The Company shall, before the redemption date, deposit
              with said bank or trust company all sums payable with respect to the $100 Par Serial Preferred Stock so called. After such mailing and deposit the holders of the $100 Par Serial Preferred Stock so called for redemption shall cease to have any right to future dividends or other rights or privileges as stockholders in respect of such stock and shall be entitled to look for payment on and after the redemption date only to the sums so deposited with said bank or trust company for their respective accounts. Stock so redeemed may be reissued but only subject to the limitations imposed hereby upon the issue of $100 Par Serial Preferred Stock.

   Exhibit 3(i)
   Page 74 of 189


                   At any time when there is no default in the payment of
              any dividend on or in the making or providing for any sinking fund payment on or redemption of any of the $100 Par Serial Preferred Stock and there is no event of default as defined in IV hereof, the Company may purchase all or any of the then outstanding shares of the $100 Par Serial Preferred Stock of any series upon the best terms reasonably obtainable but not exceeding the then current redemption price of such shares.

              III.  Amounts Payable on Liquidation

                   The holders of any series of the $100 Par Serial
              Preferred Stock shall receive upon any voluntary liquidation, dissolution or winding up of the Company the then current price at which shares of such series may be redeemed at the option of the Company and if such action is involuntary $100 per share, plus in each case all dividends accrued and unpaid to the date of such payment, before any payment in liquidation is made on any junior stock.

                   If the net assets of the Company available for
              distribution on liquidation shall be insufficient to pay in full to the holders of the $100 Par Serial Preferred Stock the preferential amounts to which they shall be entitled and to the holders of the Company's $12.50 Par Preferred Stock the $25 per share to which they are entitled, then such net assets shall be distributed among the holders of the $100 Par Serial Preferred Stock and of the Company's $12.50 Par Preferred Stock, who shall receive a common percentage of the full respective preferential amounts.

              IV.  Voting Powers

                   Except as provided herein and as provided by law, the
              holders of the $100 Par Serial Preferred Stock shall have no voting power or right to notice of any meeting.

                   Whenever dividends on any shares of the $100 Par Serial
              Preferred Stock shall be in arrears in an amount equal to or exceeding four quarterly dividend payments; or whenever there shall have occurred some default in the observance of any of the provisions hereof or of the provisions of any series of $100 Par Serial Preferred Stock, or some default on which action has been taken by debentureholders, bondholders, holders of shares of any class of capital stock of the Company ranking prior to the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation or the

                                                             Exhibit 3(i)
                                                             Page 75 of 189


              trustee of any deed of trust or mortgage of the Company, or whenever the Company shall have been declared bankrupt or a receiver of its property shall have been appointed (any of said conditions before herein called an "event of default"), then the holders of the $100 Par Serial Preferred Stock shall be given notice of notice of all stockholders' meetings and shall have the right, voting as a class, to elect the largest number of directors constituting a minority of the Board of Directors of the Company. When all arrears of dividends shall have been paid and such event of default shall have terminated, all the rights and powers of the holders of the $100 Par Serial Preferred Stock to receive notice and to vote shall cease, subject to being again revived or any subsequent event of default.

                     When the holders of the $100 Par Serial Preferred Stock
               shall have acquired the right to elect a minority of the Board of Directors, or such right shall cease, the Company shall promptly after the first delivery to the Company of a written request therefor by any stockholder, cause a meeting of the stockholders to be held within 45 days from the delivery of such request for the purpose of electing a new Board of Directors. Forthwith, upon the election and qualification of the new Board of Directors, the terms of office of the existing directors shall terminate.

               V.  Action Requiring Certain Consent of $100 Par Serial
                  Preferred Stockholders

                   So long as any of the $100 Par Serial Preferred Stock is
               outstanding, the Company shall not, without the affirmative vote of the holders of at least two-thirds of the shares of the $100 Par Preferred Stock then outstanding, change the provisions hereof or issue any shares of capital stock of the Company ranking prior to the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation, provided that in no event shall any reduction of the dividend rate or of the amounts payable upon redemption or liquidation with respect to any share of the $100 Par Serial Preferred Stock be made without the consent of the holder thereof.

                   So long as any of the $100 Par Serial Preferred Stock is
               outstanding, the Company shall not, without the consent of the holders of at least a majority of the shares of the $100 Par Serial Preferred Stock then outstanding, issue any additional shares, or reissue any reacquired shares, of the $100 Par

   Exhibit 3(i)
   Page 76 of 189


              Serial Preferred Stock or any other stock ranking on a parity with the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation, unless:

                     1. the net earnings of the Company available for the payment of interest for 12 consecutive calendar months ending not more than 90 days before the date of such issuance are equal to at least one and three-quarters times the aggregate of the annual interest charges on all outstanding long-term indebtedness of the Company (excluding interest charges on such indebtedness to be retired by the application of the proceeds from the issuance of such shares) and the annual dividend requirements on all $100 Par Serial Preferred Stock and all $12.50 Par Preferred Stock and all other stock if any, ranking on a parity with or having priority over the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation which will be outstanding immediately after the issuance of such shares; and

                    2. immediately after the issuance of such shares the aggregate of (i) the par value of the Company's $100 Par Serial Preferred Stock, $12.50 Par Preferred Stock and any other stock ranking on a parity with or having a priority over the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation and (ii) the principal amount of all long-term indebtedness is not more than seventy per cent (70%) of the aggregate of (a) the principal amount of all long-term indebtedness, (b) the par value of, or stated capital represented by the Company's outstanding capital stock of all classes and (c) the amount of the Comppany's surplus (both capital and earned) as then stated on the Company's books.


              VI.  Merger, Consolidation or Sale of All Assets

               With the approval of the holders of such number of shares of the $100 Par Serial Preferred Stock as may be required by law, the Company may merge or consolidate with or be merged into any other corporation, or sell substantially all of its assets subject to any applicable law.

              VII.  No Pre-emptive Right

                   The holders of the $100 Par Serial Preferred Stock shall
             have no pre-emptive right to subscribe to any future issue of additional shares of

                                                             Exhibit 3(i)
                                                             Page 77 of 189


              the $100 Par Serial Preferred Stock or of any other class of stock of the Company now or hereafter authorized or to any security convertible into such stock.

                   The holders of $12.50 Par Preferred Stock and Common Stock shall have no pre-emptive right to subscribe to any issue of shares of the $100 Par Serial Preferred Stock or to any security convertible into shares of the $100 Par Serial Preferred Stock.

              VIII.  Immunity of Directors, Officers and Agents

                   No director, officer or agent of the Company shall be held personally responsible for any action taken in good faith through subsequently adjudged to be in violation hereof.

              IX.  Transfer Agent

                   The Company shall always have at least one Transfer Agent
             for the $100 Par Serial Preferred Stock, which may be the Company or a Connecticut incorporated bank or trust company of good standing;

              (v) There shall be and hereby is established a series of $100 Par Serial Preferred Stock and the designation of such series, the authorized number of shares thereof and the terms thereof are as follows:

                        1. The series of $100 Par Preferred Stock established hereby shall be designated "$100 Par Serial Preferred
                  Stock, 5.75% Series" (hereinafter referred to as the "5.75% Series") and the authorized number of shares of such series shall be 9,600.
                        2. Dividends on said 5.75% Series shall be at the rate of 5.75% of the par value thereof per annum and no more and shall be cumulative from the date of issue thereof. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year.

                        3. The shares of the 5.75% series shall be redeemable upon the terms and conditions provided in said foregoing resolution at the following redemption prices:

                             (a) if redeemed through operation of sinking fund hereinafter provided for, at the redemption price of $100 per share, and

                             (b) if redeemed otherwise than through operation of said sinking fund,

   Exhibit 3(i)
   Page 78 of 189



                             at $104.75 per share if redeemed on or before January 1, 1971,

                             at $103.75 per share if redeemed thereafter and on or before January 1, 1974,

                             at $102.75 per share if redeemed thereafter and on or before January 1, 1977,

                             on at $101.75 per share if redeemed thereafter and or before January 1, 1980,

                   and

                             thereafter at $101.00 per share,

                   plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any; provided, however, that prior to January 1, 1971, no such redemption shall be made (other than through operation of said sinking fund) directly or indirectly from the proceeds, or in anticipation of the sale of any stock or the issuance of any indebtedness for money borrowed, having an effective dividend rate or an effective interest cost (calculated in accordance with accepted financial practices) as the case may be, of less than 4.75%.

                             4. The sinking fund for the redemption of the 5.75% Series shall be as follows:

                                 On January 1, 1969, and on each January 1
                       thereafter and for so long as any of the 5.75% Series remains outstanding, the Company shall, to the extent of any funds of the Company legally available therefor, redeem 200 shares (or such lesser number of shares as remain outstanding) of the 5.75% Series, provided, however, that if in any year the Company does not redeem such 200 shares, the deficiency shall be made good on the first succeeding January 1 on which the Company has funds legally available for the redemption of shares pursuant to this sinking fund.

                                  If the Company shall issue another series of
                        $100 Par Serial Preferred Stock for which there

                                                             Exhibit 3(i)
                                                             Page 79 of 189


                     is provided annual sinking fund redemptions or payments in excess of two per cent (2%) of the originally issued shares of such series, the sinking fund redemption of the 5.75% Series shall be increased from 200 shares to an amount equal to 10,000 shares multiplied by the percentage provided for such other series; provided, however, that the sinking fund redemption of the 5.75% Series shall in no event be increased to an amount greater than 300 shares per annum.

                       5. No change in the provisions of the 5.75% Series, as set forth herein, shall be made except to the extent and in the manner provided in Item B, paragraph 6, section (iv), part V hereof nor without the consent of the holders of at least two-thirds of the outstanding shares of the 5.75% Series.

              C. The Plan of Merger was adopted by the merging corporations in the following manner:

                   1. The Plan was approved by the Board of Directors of each merging corporation.

                   2. The Plan was approved by vote of the shareholders of Hartford and as to that corporation:

                        (i) The shareholder vote required to adopt the Plan was 333,334 votes by the holders of its common stock and 40,000 votes by the holders of its $12.50 Par Preferred Stock, the only classes of its stock.

                        (ii) The number of shares of common stock outstanding and entitled to vote thereon was 500,000 shares and the number of shares of $12.50 Par Preferred Stock outstanding and entitled to vote thereon was 60,000 shares.

                        (iii) The voting power of such common stock and of such preferred stock was one vote per share.

                        (iv) The vote in favor of the Plan was 419,571 affirmative votes of the holders of common stock and 51,785 affirmative votes of the holders of $12.50 Par Preferred Stock.

                   3.The Plan was approved by vote of the shareholders of New Britain and as to that corporation:

   Exhibit 3(i)
   Page 80 of 189


                   (i) The shareholder vote required to adopt the Plan was a 61,961 votes by the holders of its common stock and 6,400 votes by the holders of its Preferred Stock, 4.75% Series, $100 par value, the only classes of its stock.

                   (ii) The number of shares of common stock outstanding and entitled to vote thereon was 92,791 shares and the number of shares of Preferred Stock, 4.75% Series, $100 par value, outstanding and entitled to vote thereon was 9,600.

                  (iii) The voting power of such common stock and of such preferred stock was one vote per share.
                   (iv) The vote in favor of the Plan was 77,960 affirmative votes of the holders of common stock and 9,600 affirmative votes of the holders of Preferred Stock, 4.75% Series, $100 par value.


              Dated at Hartford, Connecticut, this 30th day of August, 1968.


                   We hereby declare under the penalties of perjury that the

              statements made in the foregoing certificate, insofar as they pertain to The Hartford Gas Company, are true.


                                             THE HARTFORD GAS COMPANY

                                                 R.H. Willis
                                             By ______________________
                                                             President

                                                 W.A. MacDonald
                                             __________________________
                                                             Secretary

                   We hereby declare under the penalties of perjury, that the statements made in the foregoing certificate, insofar as they pertain to The New Britain Gas Light Company, are true.


                                             THE NEW BRITAIN GAS LIGHT
                                               COMPANY

                                                 Edgar Rhodes
                                             By ______________________
                                                             President

                                                 John S. Filbert
                                             _________________________
                                                             Secretary

                                                             Exhibit 3(i)
                                                             Page 81 of 189


                                                             EXHIBIT I

                  BY-LAWS OF CONNECTICUT NATURAL GAS CORPORATION


                                     ARTICLE I


                                     Directors


         Sec. 1 The Board of Directors shall consist of not less than ten and not more than sixteen persons who shall be stockholders of the Company and who shall be elected annually by the stockholders by ballot in the manner prescribed by law.

         Sec. 2 The Board meetings shall be held in each calendar month (excepting August) on dates in said months to be ordered by the Board. Special meetings of the Board may be called at any time by the Chairman or by the President, and shall be called on the written request of any three members of the Board addressed to the chairman or the President. Notice of Directors meetings shall be given by the Secretary who shall mail written notice thereof to each Director at least two days before the time appointed for each such meeting provided that no notice shall be required other than that contained in this section of the By-Laws for the stated meeting of the Board to be held immediately following the annual meeting of the stockholders.

         Sec. 3 At any meeting of the Board of Directors a majority shall be a quorum for the transaction of business, but any meeting may be adjourned from time to time by the vote of the Directors present.


                                    ARTICLE II


                                     Indemnity


         Sec. 1 Each director of the Corporation shall be indemnified and reimbursed by the Corporation for expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director of the Corporation except in relation to matters as to which he is finally adjudged to be liable for negligence or misconduct in the performance of his duties as such director. Such right of indemnification and reimbursement shall not be exclusive of any other rights to which he may be entitled. The rights herein provided for shall inure to each director whether or not he is acting as such at the time such expenses are incurred and in the event of his death such rights shall extend to his legal representatives. Such indemnity and

   Exhibit 3(i)
   Page 82 of 189


   reimbursement shall be fixed by the Board of Directors, and if no quorum is available, by a committee of stockholders who are not directors appointed by the stockholders at a meeting called for the purpose.


                                    ARTICLE III

                                     Officers

         Sec. 1 The officers of the Company shall be a President, a Secretary, a Treasurer and, at the discretion of the Board of Directors, a Chairman and one or more Vice Presidents. The Board of Directors may also appoint one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board of Directors may deem advisable. The chief executive officer shall be a Director. One person may hold any two offices except that one person shall not hold more than one of the following offices:
   Chairman, President, Secretary. All officers shall be elected or appointed annually by the Board of Directors.

         Sec. 2 The Board of Directors by a two-thirds vote of their number shall have power to and may at any time remove from office any of the persons elected or appointed by them.

         Sec. 3 In case of death, removal or resignation of any of the directors of officers of the Company, the remaining directors may supply the vacancy thus created until the next election.


                                    ARTICLE IV

                       Duties of the Chairman and President

         Sec. 1 The Chairman, if such office shall be filled by the Board of Directors, shall, when present, preside at all meetings of said Board and of the Stockholders. He shall be an executive officer of the Company, shall be the representative of the Board of Directors and, if the Board so determines, shall be the chief executive officer of the Company, and, while chief executive officer, his title shall be Chairman and Chief Executive Officer. He shall perform such additional duties as may be assigned to him from time to time by said Board.

         Sec. 2 The President shall be an executive officer of the Company and, if the Directors so determine or do not fill the office of the Chairman, shall be the chief executive officer of the Company. If the President be not the chief executive officer of the company, he shall perform such duties as shall be assigned to him by the Chairman or by the Board of Directors.

                                                             Exhibit 3(i)
                                                             Page 83 of 189


         Sec. 3 The chief executive officer of the Company shall have direct and active supervision and control of the business and affairs of the Company.
                                     ARTICLE V

                           Duties of the Vice President

         Sec. 1 The Vice President or Vice Presidents shall perform such duties as may be assigned by the chief executive officer or the Board of Directors.

                                    ARTICLE VI

                  Duties of the Secretary and Assistant Secretary

         Sec. 1 The Secretary shall record all the votes of the Corporation and the minutes of its transactions in a book to be kept for that purpose. He shall under the direction of the chief executive officer be present at all meetings of the Board and keep a record of proceedings in a minute book. He shall notify the stockholders of the annual and any special meetings, and shall notify the members of the Board of Directors of all regular and special meetings of the Board. He shall have charge of the transfer of stock and the registry of any bonds of the Company and shall keep records thereof in such manner as the Board of Directors shall from time to time direct. He shall perform all the duties which are customary and incident to the office of Secretary in like companies.

         Sec. 2 The Assistant Secretary shall perform the duties of the Secretary in case of the absence or disability of the Secretary.


                                    ARTICLE VII

                  Duties of the Treasurer and Assistant Treasurer

         Sec. 1 The Treasurer and Assistant Treasurer shall give bond for the faithful discharge of their duties in such sum and with such surety or sureties as the Board of Directors may require. The Treasurer shall keep full and accurate accounts of receipts and disbursements and shall deposit the Company's funds in the name and to the credit of the Company is such depositories as may be determined by the Board of Directors. He shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements.

   Exhibit 3(i)
   Page 84 of 189



         He shall have charge of the money, notes, bills and checks of the Company, and may accept and endorse the same. He shall make such reports of the receipts and disbursements in such form and detail and at such time as the Board may direct.

         Sec. 2 The Assistant Treasurer shall perform the duties of the Treasurer in case of the absence or disability of the Treasurer and shall at times render such assistance as the Treasurer may require.

         Sec. 3 Checks on the funds of the Company, except in payment of dividends, shall be signed by any one of the following: the Chairman, the President, a Vice President, the Treasurer, and Assistant Treasurer.

                                   ARTICLE VIII

                                    Committees

         Sec. 1 There shall be an Executive Committee consisting of such directors as may be chosen by the Board of Directors. The Executive Committee shall have charge of all matters which may be referred to it by the Board of Directors and generally have oversight and authority with regard to all business of the Company when the Board of Directors is not in session.

         Sec. 2 There shall be a Finance Committee consisting of such directors as may be chosen by the Board of Directors. The Finance Committee shall have such powers and duties relating to the financial aspects of the business of the Company as the Board may designate.

         Sec. 3 The Board of Directors may from time to time appoint such other committees with such powers as the Board may determine.

         Sec. 4 All committees shall report their actions and recommendations to the Board of Directors at the next ensuing meeting of the Board. A majority of each committee shall constitute a quorum for the transaction of business. The Board of Directors shall fix the remuneration of the members of committees.

                                                             Exhibit 3(i)
                                                             Page 85 of 189


                                    ARTICLE IX


                              Meeting of Stockholders

         Sec. 1 The annual meeting of the stockholders of the Company for the election of Directors and the transaction of such other business as may properly come before the meeting shall be held in the City of Hartford, on the third Wednesday of March in each year, at such hour as shall be determined by resolution of the Board of Directors, or on such other day thereafter in said month as the Board of Directors, or on such other day thereafter in said notice stating the time and place of holding such meeting shall be mailed by the Secretary to each stockholder of record at his last known post office address, not less than seven days nor more than fifty days before the date of said meeting.

         Sec. 2 A special meeting of the stockholders shall be called at any time by the Secretary in conformity with the vote of the Board of Directors, or on the written request of a majority of the Directors addressed to the chief executive officer of the Company, or on the written request of the stockholders holding at least one-tenth of the issued and outstanding capital stock of the Company. A printed notice of special meetings shall be given by the Secretary stating the time and place for holding such meeting and the object and purpose thereof. This notice shall be mailed to each stockholder of record at his last known post office address not less than seven days nor more than fifty days before the date of said meeting.

         Sec. 3 At the annual or any special meeting of the stockholders, the stockholders present or represented by proxy shall constitute a quorum for the transaction of business.

         Sec. 4 Stockholders may vote at any meeting either in person or by proxy, but all proxies shall be in writing. Partnerships may sign the firm name and the signature of any member thereof shall be sufficient. Corporations may execute their proxies by the signature of the President, attested by that of the Secretary and the corporate seal of the Company.

                                     ARTICLE X

                               Certificates of Stock

         Sec. 1 Certificates of stock shall be issued to the stockholders and transfers of them made by the Secretary when required. The certificates shall be signed by the Chairman, the President or Vice President and by the Secretary or Assistant Secretary, the signature of whom may be facsimiles, countersigned by the Transfer Agent, and sealed
                                        -5-

   Exhibit 3(i)
   Page 86 of 189



   with the common seal of the Corporation or a facsimile thereof. A Transfer Agent and a registrar of the stock may be appointed by the Board of Directors. Transfers of stock shall be made upon the books of the Company by the stockholder in person or by attorney duly authorized upon surrender of the certificates.

         Sec. 2 The Board of Directors may close the transfer books in its discretion for a period not exceeding ten days preceding any meeting of the stockholders or preceding the day appointed for the payment of a dividend and the Board may in its discretion fix a record date for the determination of stockholders entitled to vote at any meeting or to receive the payment of a dividend.

                                    ARTICLE XI

                                    Amendments

         Sec. 1 Amendments to the By-Laws may be made at any special or stated meeting of the Board of Directors by vote or consent of at least two-thirds of the entire number of directors, provided that no amendment shall be made unless the notice of the meeting shall specify the amendment as the purpose or one of the purposes of the meeting.

                                                             Exhibit 3(i)
                                                             Page 87 of 189



                                                                 EXHIBIT II
                        CONNECTICUT NATURAL GAS CORPORATION
                                    DIRECTORS
              Franklin S. Atwater            Edgar G. Rhodes
              Norman B. Bertolette           Lester E. Shippoe
              Charles E. Brainard            Wilbur C. Stooble
              Pomeroy Day                    Angelo Tomasso, Jr.
              William W. Fisher              Robert D. Twohig
              Wilson C. Johnson              Roger Wilkins
              William T. Jebb                Robert H. Willis
              Roger J. Lennon                Charles J. Zimmerman
                                     OFFICERS

   Robert H. Willis............. President and Chief Executive Officer
   Herbert H. Johnson........... Vice President--Engineering and Planning
   John S. Filbert.............. Vice President--Operations
   Wallace A. MacDonald......... Secretary and Assistant Treasurer
   Albert C. Dudley............. Treasurer
   Victor H. Frauenhofer........ Controller and Assistant Secretary
   Carl Thomson................. Assistant Treasurer and Assistant Secretary

   Exhibit 3(i)
   Page 88 of 189



                        CONNECTICUT NATURAL GAS CORPORATION

                           Certificate Amending Charter
                         by Action of Board of Directors

                                (Stock Corporation)

         I.  The name of the corporation is CONNECTICUT NATURAL GAS
   CORPORATION.
         II. The charter is amended only by the following resolution of the Board of Directors acting alone:

              VOTED: There shall be and hereby is established a series of $100 Par Serial Preferred Stock; the designation of such series, the authorized number of shares thereof and the terms thereof to be as follows:
              1. The Series of $100 Par Serial Preferred Stock established hereby shall be designated "$100 Par Serial Preferred Stock, 7.75% Series" (hereinafter referred to as the "7.75% Series") and the authorized number of shares of such series shall be 60,000.

               2. Dividends on said 7.75% Series shall be at the rate of 7.75% of the par value thereof per annum and no more and shall be cumulative from the date of issue thereof. Said dividends, when declared shall be payable on the first day of January, April, July and October in each year.

               3. The shares of the 7.75% Series shall be redeemable at the following redemption prices:

                   (a) if redeemed through the operation of the sinking fund provision for which is hereinafter made, at the redemption price of $100 per share, and:

                   (b) if redeemed otherwise than through operation of said sinking fund,

              at $107.75 per share if redeemed on or before July 1, 1977 at $105.83 per share if redeemed thereafter and on or before
             July 1, 1981

              at $103.91 per share if redeemed thereafter and on or before
             July 1, 1985

              and
              thereafter at $102.00 per share,

                                                             Exhibit 3(i)
                                                             Page 89 of 189


              plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any; provided, however, that prior to July 1, 1979, no such redemption shall be made (other than through operation of said sinking fund) directly or indirectly from the proceeds, or in anticipation, of the sale of preferred stock or the issuance of any indebtedness for money borrowed, having an effective dividend rate or an effective interest cost (calculated in accordance with accepted financial practice) as the case may be, of less than 7.75%.

                    4. The sinking fund for the redemption of the 7.75% Series shall be as follows:

                    On July 1, 1970, and on each July 1 thereafter and for so
              long as any of the 7.75% Series remains outstanding, the Company shall, to the extent of any funds of the Company legally available therefor, redeem 2400 shares (or such lesser number of shares as remain outstanding) of the 7.75% Series; provided, however, that if in any year the company does not redeem such 2400 shares, the deficiency shall be made good on the first succeeding July 1 on which the Company has funds legally available for the redemption of shares pursuant to this sinking fund.

                   5. No change in the provisions of the 7.75% Series, as set forth herein, shall be made except to the extent and in the manner provided in part V of the terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock nor without the consent of the holders of at least two-thirds of the outstanding shares of the 7.75% Series.

            III. The above resolution was adopted by the Board of Directors acting alone, the Board of Directors being so authorized pursuant to Section 33-341, Connecticut General Statutes, revision of 1958, as amended.

             IV. The number of affirmative votes required to adopt such resolution was eight (8).

              V. The number of directors' votes in favor of the resolution was twelve (12).

              Dated at Hartford, Connecticut this 26th day of June, 1969.

   Exhibit 3(i)
   Page 90 of 189


              We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.


                                     V. H. Frauenhofer, Vice President
                                     _________________________________



                                     W. A. MacDonald, Secretary
                                     _________________________________

                                                             Exhibit 3(i)
                                                             Page 91 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   BY ACTION OF ( ) INCORPORATION ( ) BOARD OF      (X) BOARD OF DIRECTORS
                                      DIRECTORS         AND SHAREHOLDERS
   61-38
   VOL 24 133
                               STATE OF CONNECTICUT
   SECRETARY OF THE STATE
   30 TRINITY STREET
   HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation                    | DATE
       Connecticut Natural Gas Corporation    |     February 18, 1970
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:
   |X| A. AMENDED ONLY | | B. AMENDED AND RESTATED | | C. RESTATED ONLY by the following resolution

         RESOLVED: That the charter of Connecticut Natural Gas Corporation be and hereby is amended so as to provide that the authorized capital stock of the Company consist of the following: 705,582 shares of common stock having a par value of $12.50 per share, of which 685,582 shares are now outstanding; 60,000 shares of preferred stock having a par value of $12.50 per share, known and designated as the "$12.50 Par Preferred Stock", all of which are now outstanding; 100,000 shares of preferred stock having a par value of $100 per share, known and designated as the Company's "$100 Par Serial Preferred Stock: of which 9,400 shares are now outstanding, such stock to be on a parity with respect to dividends and liquidation with the $12.50 Par Preferred Stock and such stock neither to have nor to be subject to any preemptive rights; and that the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock, and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

         [N.B. Since adoption of above, 60,000 additional shares of authorized $100 Par Serial Preferred were issued and the then outstanding 9,400 shares were reduced to 9,100.]

   3.  (Omit if 2A is checked)
       (a) The above resolution merely restates and does not change the provisions of the original certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made if any, if none, so indicate)

               by increasing the number of common shares by 20,000 shares from 685,582 to 705,582.

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Relating the Certificate of Incorporation.

   ------------------------------------------------------------------------
   | |4.  (Check, if true)
         The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of perjury, that the statements made in the foregoing are true.

   -------------------------------------------------------------------------------------
   SIGNED                         |SIGNED                            |SIGNED
   -------------------------------------------------------------------------------------
                           APPROVED
   -------------------------------------------------------------------------------------
   SIGNED                         |SIGNED                            |SIGNED
     /TABLE

   Exhibit 3(i)
   Page 92 of 189

   134
   (Omit if 2C is checked.)
   The above resolution was adopted by the board of directors acting alone, there being no shareholders or subscribers. | | the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
   | | the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution

   -------------------------------------------------------------------
   5.  The number of affirmative votes         |6. The number of directors' votes
   required to adopt such resolution is:       |   in favor of the resolution was:
   ------------------------------------------------------------------------------------

   We hereby declare, under penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   |X| 4. The above resolution was adopted by the board of directors and by
   shareholders.     on February 1, 1969 and  March 27, 1969 respectively.
   number of shares required to be voted as a class

   ------------------------------------------------------------------------------------
   NUMBER OF SHARES    |TOTAL VOTING POWER     |VOTE REQUIRED FOR  |VOTE FAVORING
   ENTITLED TO VOTE    |                       |ADOPTION           |ADOPTION
   ------------------------------------------------------------------------------------

   (If the shares are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each class for the amendment resolution.

   Shares outstanding:  60,000 Preferred and 685,592 Common
   (one vote per share of each class of stock)

                     For             Against
                     ---             -------
   Preferred       43,272                931
   Common         510,084             19,838

   We hereby declare under the penalties of perjury that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   Robert H. Willis, President                 | Robert H. Dixon, Secretary
   /s/ Robert H. Willis                        | /s/ Robert A. Dixon
   ------------------------------------------------------------------------------------

   | | 4. The above resolution was adopted by the board of directors and by members
   5.  Vote of members:
   (a) (Use if no members are required to vote as a class.)

   ------------------------------------------------------------------------------------
   NUMBER OF MEMBERS   |TOTAL VOTING   | VOTE REQUIRED FOR   |VOTE FAVORING
   VOTING              |POWER          | ADOPTION            |ADOPTION
   ------------------------------------------------------------------------------------

   (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   FILED                                 Filing Fee |Tax  Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 20        200   $ 2               $227
   FEB 27 1970 2:30P.M.
   Ella T. Grasso
   SECRETARY OF THE STATE
   /TABLE

                                                             Exhibit 3(i)
                                                             Page 93 of 189

   Vol 24  149

         CERTIFICATE Amending Certificate of Incorporation

              by action of Board of Directors and Shareholders
                   (Stock Corporation)
                                                         For office use only
                               STATE OF CONNECTICUT      -------------------
                                                         Account No.
                              SECRETARY OF THE STATE
                                                         Initials
                                                         -------------------
         1.    Name of Corporation

              CONNECTICUT NATURAL GAS CORPORATION      April 16, 1970

         2. (A) The Certificate of Incorporation is amended only by the following resolutions:

                   RESOLVED:  That the charter of Connecticut Natural Gas
              Corporation be and hereby is amended so as to provide that the authorized capital stock of the Company consist of the following: 2,705,582 shares of common stock having a par value of $12.50 per share, of which 685,582 shares are now outstanding; 60,000 shares of preferred stock having a par value of $12.50 per share, known as the "$12.50 Par Preferred Stock", all of which are now outstanding; 100,000 shares of preferred stock having a par value of $100 per share, known and designated as the Company's "$100 Par Serial Preferred Stock" of which 69,100 shares are now outstanding, such stock to be on a parity with respect to dividends and liquidation with the $12.50 Par Preferred Stock and such stock neither to have nor to be subject to any preemptive rights; and that the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock, and, to the extent permitted by law, to fix and determine the terms, limitation and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

                    RESOLVED:  That the charter of Connecticut Natural Gas
              Corporation be and hereby is amended so as to provide that the holders of any capital stock of the Company shall have no preemptive right to subscribe to any future issue of any shares of capital stock of the Company, now or hereafter authorized, or of any security convertible into any shares of such capital stock.

   Exhibit 3(i)
   Page 94 of 189


         150

                   RESOLVED:  That the charter of Connecticut Natural Gas
              Corporation be and hereby is amended by amending 2 of V of the "terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock", by substituting the words and figures seventy-five per cent. (75%) for the words and figures seventy per cent. (70%) so that the same shall read:

                        "2.  immediately after the issuance of such shares the
                   aggregate of (i) the par value of the Company's $100 Par Serial Preferred Stock, $12.50 Par Preferred Stock and any other stock ranking on a parity with or having priority over the $100 Par Serial Preferred Stock in respect of dividends or payments in liquidation and (ii) the principal amount of all long-term indebtedness, is not more than seventy-five per cent. (75%) of the aggregate of (a) the principal amount of all long-term indebtedness, (b) the par value of, or stated capital represented by, the Company's outstanding capital stock of all classes and (c) the amount of the Company's surplus (both capital and earned) as then stated on the Company's books."

          3.   Not applicable.

          4. The above resolutions were adopted by the board of directors and by the shareholders on March 23, 1970.

          5.   Vote of shareholders:

              (a)  Not applicable.

              (b) Designation, number of outstanding shares of such class, voting power thereof, and vote of each class for each amendment resolution:

              As to first resolution:

                   Shares outstanding: 60,000 $12.50 Par Preferred Stock; 685,582 Common Stock (one vote per share of each class of stock):

                                                     For          Against
                                                     ---          -------
                   $12.50 Par Preferred Stock       45,626          1,694
                   Common Stock                    487,238         17,195

                                                             Exhibit 3(i)
                                                             Page 95 of 189


         151

              As to the second resolution:

                   Shares outstanding: 60,000 $12.50 Par Preferred Stock; 685,582 Common Stock (one vote per share of each class of stock):

                                                     For          Against
                                                     ---          -------
                   $12.50 Par Preferred Stock       40,405          5,915
                   Common Stock                    467,052         36,548

              As to the third resolution:

          Shares outstanding: 69,100 $12.50 $100 Par Serial Preferred Stock; 60,000 $12.50 Par Preferred Stock; 685,582 Common Stock (one vote per share of each class of stock):

                                                     For          Against
                                                     ---          -------
                   $100 Par Serial Preferred Stock  62,600             0
                   $12.50 Par Preferred Stock       45,924          1,396
                   Common Stock                    483,072         21,384

         We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

         Robert H. Willis, President         Robert A. Dixon, Secretary

         ---------------------------         --------------------------
                         President           Secretary

   Filed State of Connecticut April 20, 1970 3:15 p.m.

   Exhibit 3(i)
   Page 96 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   BY ACTION OF ( ) INCORPORATION ( ) BOARD OF      (X) BOARD OF DIRECTORS
                                      DIRECTORS         AND SHAREHOLDERS
                                  (Stock Corporation)  (Non-Stock Corporation)

   61-38
   VOL 24 635
                               STATE OF CONNECTICUT
   SECRETARY OF THE STATE
   30 TRINITY STREET
   HARTFORD, CT 06106

   ---------------------------------------------------------------------------
   1.  Name of Corporation                    | DATE
       Connecticut Natural Gas Corporation    |     April 7, 1972
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:

   |X| A. AMENDED ONLY | | B. AMENDED AND RESTATED | | C. RESTATED ONLY by the following resolution

         RESOLVED: That the charter of the Connecticut Natural Gas Corporation be and hereby is amended so as to provide that the authorized capital stock of the Company consist of the following: 2,705,582 shares of common stock having a par value of $12.50 per share, of which 685,782 shares are now outstanding; 60,000 shares of preferred stock having a par value of $12.50 per share, known as the "$12.50 Par Preferred Stock", all of which are now outstanding; 400,000 shares of preferred stock having a par value of $100 per share, known and designated as the Company's "$100 Par Serial Preferred Stock" of which 63,700 shares are now outstanding, such stock to be on a parity with respect to dividends and liquidation with the $12.50 Par Preferred Stock and such stock neither to have nor to be subject to any preemptive rights; and that the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock, and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

   3.  (Omit if 2A is checked)
       (a) The above resolution merely restates and does not change the provisions of the original certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made if any, if none, so indicate)

               by increasing the number of shares of $100 Par Preferred Stock by 300,000 shares from 100,000 to 400,000.

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Relating to the Certificate of Incorporation.

   ---------------------------------------------------------------------------
   | |4.  (Check, if true)
         The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of perjury, that the statements made in the foregoing are true.

   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED
   -------------------------------------------------------------------------------------
                           APPROVED
   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED

    /TABLE

                                                             Exhibit 3(i)
                                                             Page 97 of 189
    (Omit if 2C is checked.)
   The above resolution was adopted by the board of directors acting alone, there being no shareholders or subscribers. | | the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
   | | the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution

   ---------------------------------------------------------------------------
   5.  The number of affirmative votes         |6. The number of directors' votes
   required to adopt such resolution is:       |   in favor of the resolution was:
   ------------------------------------------------------------------------------------

   We hereby declare, under penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   |X| 4. The above resolution was adopted by the board of directors and by
   shareholders. on February 28, 1972    March 23, 1972 respectively.
   number of shares required to be voted as a class

   ------------------------------------------------------------------------------------
   NUMBER OF SHARES    |TOTAL VOTING POWER     |VOTE REQUIRED FOR  |VOTE FAVORING
   ENTITLED TO VOTE    |                       |ADOPTION           |ADOPTION
   ------------------------------------------------------------------------------------

   (If the shares are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each class for the amendment resolution.

   Class                         Shares Outstanding     Voting Power      favoring
   -----                         -----------------      -----------       Adoption
   Common                           685,782              685,782          484,919
   $12.50 Par Preferred Stock        60,000               60,000           45,725
   $100 Par Serial Preferred Stock   63,700               63,700           47,300

   We hereby declare under the penalties of perjury that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   Robert H. Willis, President                 | Robert A. Dixon, Secretary
   /s/ Robert H. Willis                        | /s/ Robert A. Dixon
   ------------------------------------------------------------------------------------

   | | 4. The above resolution was adopted by the board of directors and by members
   5.  Vote of members:
   (a) (Use if no members are required to vote as a class.)

   ------------------------------------------------------------------------------------
   NUMBER OF MEMBERS   |TOTAL VOTING   | VOTE REQUIRED FOR   |VOTE FAVORING
   VOTING              |POWER          | ADOPTION            |ADOPTION
   ------------------------------------------------------------------------------------

   (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   FILED                                 Filing Fee  Tax  Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 20        750   $                 $770

   APR 18 1972 2:15P.M.                  Certified Copy
   ______________                        5-15-72
   SECRETARY OF THE STATE                TO:  Robinson, Robinson and Cole
                                         799 Main St., Hartford 06103  Mrs. Betty Pacey

   Exhibit 3(i)
   Page 98 of 189

   Vol 25  73
                        CONNECTICUT NATURAL GAS CORPORATION

                           Certificate Amending Charter

                          by Action of Board of Directors


                                (Stock Corporation)

         I.  The name of the corporation is CONNECTICUT NATURAL GAS
   CORPORATION.

         II. The charter is amended only by the following resolution of the Board of Directors acting alone:

              VOTED: There shall be and hereby is established a series of $100 Par Serial Preferred Stock; the designation of such series, the authorized number of shares thereof and the terms thereof to be as follows:
              1. The Series of $100 Par Serial Preferred Stock established hereby shall be designated "$100 Par Serial Preferred Stock, 8.25% Series" (hereinafter referred to as the "8.25% Series") and the authorized number of shares of such series shall be 55,000.
              2. Dividends on said 8.25% Series shall be at the rate of 8.25% of the par value thereof per annum and no more shall be cumulative from the date of issue thereof. Said dividends, when declared, shall be payable on the first day of February, May, August and November in each year.
              3. The shares of the 8.25% Series shall be redeemable at the following redemption prices:
              (a) if redeemed through the operation of the sinking fund provision for which is hereinafter made, at the redemption price of $100 per share, and
               (b) if redeemed otherwise than through operation of said sinking fund,

            at $108.25 per share if redeemed on or before August 1, 1976; at $105.75 per share if redeemed thereafter and on or before
              August 1, 1979;
            at $103.25 per share if redeemed thereafter and on or before
              August 1, 1982;
                and thereafter at $101.00 per share.

              plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any; provided, however, that prior to August 1, 1981, no such redemption shall be made (other than through operation of said sinking fund) directly or indirectly from the proceeds, or in anticipation, of the sale of preferred stock or the issuance of any indebtedness for money borrowed, having an

                                                             Exhibit 3(i)
                                                             Page 99 of 189


        74
               effective dividend rate or an effective interest cost (calculated in accordance with accepted financial practices) as the case may be, of less than 8.25% and that, in the event a redemption be made on or after August 1, 1981 but prior to August 1, 1983 by means of such a refunding (at a lower dividend rate or interest cost), the redemption price shall be $108.50 per share.

              4. The sinking fund for the redemption of the 8.25% Series shall be as follows:

               On August 1 in each of the years 1974-1987, both inclusive, the Company shall, to the extent of any funds of the Company legallyavailable therefor, redeem 3,437 of such shares (or such lesser number of shares as remain outstanding) and, on August 1, 1988 (to the extent of such funds legally available therefor), redeem the balance (if any) of such shares; provided, however, that, if in any year the Company does not redeem the shares required to be redeemed as above provided, the deficiency shall be made good on the first succeeding August 1 on which the Company has funds legally available for the redemption of shares pursuant to this sinking fund.

              5. No change in the provision of the 8.25% Series, as set forth herein, shall be made except to the extend and in the manner provided in part V of the terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock nor without the consent of the holders of at least two-thirds of the outstanding shares of the 8.25% Series.

         III. The above resolution was adopted by the Board of Directors acting alone, the Board of Directors being so authorized pursuant to
   Section 33-341, Connecticut General Statutes, revision of 1958, as amended.

         IV. The number of affirmative votes required to adopt such resolution was seven (7).

         V.  The number of directors' votes in favor of the resolution was ten
   (10).

        Dated at Hartford, Connecticut this 23 day of July, 1973.
         We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   Filed State of Connecticut                   Robert H. Willis
       July 24, 1973 2:10 p.m.                            President
   Secretary of State                           R. A. Dixon
                                                          Secretary

   Exhibit 3(i)
   Page 100 of 189


   Vol 25  363
                               CERTIFICATE OF MERGER
                                        OF
                             THE GREENWICH GAS COMPANY
                                   WITH AND INTO
                        CONNECTICUT NATURAL GAS CORPORATION

         1.  The name of the surviving corporation is

              THE CONNECTICUT NATURAL GAS CORPORATION

         2.  The Plan of Merger is as follows:

                                     ARTICLE I

                            Parties and Effective Date

         (a) The Greenwich Gas Company, a Connecticut corporation, ("Greenwich") shall be merged with and into Connecticut Natural Gas Corporation, a Connecticut corporation ("CNG" or the "Surviving Corporation"), both such corporations being sometimes referred to as the "Constituent Corporations", in accordance with the applicable statutes of the State of Connecticut.

         (b) The effective date and hour of the statutory merger described herein (the "Effective Date") shall be the day and the hour on which a Certificate of Merger under Sections 33-367 and 33-285 of the Connecticut Stock Corporation Act shall be filed in the office of the Secretary of the State of Connecticut in accordance with the terms and conditions of the Agreement and Plan of Merger between CNG and Greenwich.

                                    ARTICLE II

                                 Effect of Merger

         Upon the Effective Date, the separate existence of Greenwich shall cease and Greenwich shall be merged with and into the Surviving Corporation. The Surviving Corporation shall, from and after the Effective Date, possess all the rights, privileges, immunities and franchises of whatsoever nature and description of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, and all and

                                                             Exhibit 3(i)
                                                             Page 101 of 189


        364

   every other interest of or belonging to or due to each of the Constituent Corporations, and every devise or bequest which either of the Constituent Corporations would have been capable of taking shall be vested in the Surviving Corporation without further act or deed; and all property, rights, privileges, immunities and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, in any of the Constituent Corporations, shall not revert or be in any way impaired by reason of such merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved and unimpaired, and the respective Constituent Corporations may be deemed to continue in existence in order to preserve the same, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any existing claim or action or proceeding, whether civil, criminal or administrative, pending or by or against either Constituent Corporation may be prosecuted to judgment or decree as if such merger had not taken place, or the Surviving Corporation may be substituted in such action or proceeding.

                                    ARTICLE III

                               Charter and Bylaws
         (a) The Charter of CNG in effect immediately prior to the Effective Date, amended to effectuate this Plan of Merger, shall be the Charter of the Surviving Corporation.

         (b) The Bylaws of CNG in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation.

                                    ARTICLE IV

                               Conversion of Shares

         (a) COMMON STOCK OF GREENWICH. Each share of common stock of Greenwich which is issued and outstanding on the Effective Date (other than shares of Greenwich common stock then owned by shareholders who have duly given objections to the merger and demands for purchase in accordance with the provisions of Section 33-374 of the Stock Corporation Act of the State of Connecticut and with respect to which such demands shall not have been withdrawn
                                        -2-

   Exhibit 3(i)
   Page 102 of 189


        365

   with the consent of Greenwich and CNG, such shares being hereinafter referred to in this paragraph as "Dissenting Shares") shall, by virtue of the merger, and without any action on the part of the holder thereof, be converted into two-thirds (2/3) of a share of common stock, par value $12.50, of CNG. As promptly as practicable after the Effective Date, each holder of an outstanding certificate or certificates theretofore representing shares of Greenwich common stock (other than certificates representing Dissenting Shares) shall surrender the same to Hartford National Bank and Trust Company as Transfer Agent of CNG. Such holder shall be entitled on such surrender to receive in exchange therefor a certificate or certificates representing the number of full shares of CNG common stock into which the shares of Greenwich common stock theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Fractional shares of CNG common stock shall not be issued; but in lieu thereof, CNG shall pay for each share of Greenwich common stock which is not convertible into whole shares of CNG common stock an amount equal to two-thirds (2/3) of the mean between the last preceding published high and low bid prices of CNG's common stock in the over-the-counter market on or before the date of mailing the notice and proxy statement for the Greenwich shareholders' meeting to approve this Agreement, such prices to be those obtained from National Quotation Bureau, Inc., representing inter-dealer quotations which do not include retail mark-up, mark-down or commissions.

         Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented Greenwich common stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the whole number of shares of CNG common stock into which the shares of Greenwich common stock (which, prior to the Effective Date, were represented thereby) have been so converted; and no dividend or other distribution, if any, payable to holders of record of the shares of CNG common stock as of any date subsequent to the Effective Date shall be paid to the holders of outstanding certificates theretofore representing shares of Greenwich common stock; provided, however, that, upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares) theretofore representing shares of Greenwich common stock, there shall be paid to the record holders of the certificates issued in exchange therefore the amount, without interest thereon, of dividends and other distributions, if any, which would have theretofore become payable with respect to the shares of CNG common stock represented thereby.

                                                              Exhibit 3(i)
                                                             Page 103 of 189



        366
         (b) GREENWICH 6% CUMULATIVE PREFERRED STOCK. Each share of issued and outstanding Greenwich 6% Cumulative Prior Preferred Stock $25 par value, shall be exchanged for one-fourth (1/4) of a share of CNG $100 Par Serial Preferred Stock, 6% Series A, with cumulative dividends at 6% of the par value thereof per annum, having the terms, limitations and relative rights and preferences as set forth in the Charter of CNG, as amended to authorize the issuance of such shares.

         (c) GREENWICH 6 1/4% CUMULATIVE PRIOR PREFERRED STOCK. Each share of issued and outstanding Greenwich 6 1/4% Cumulative Prior Preferred Stock, $25 par value, shall be exchanged for one-fourth (1/4) of a share of CNG $100 Par Serial Preferred Stock, 6.25% Series, with cumulative dividends at 6.25% of the par value thereof per annum, having the terms, limitations and relative rights and preferences as set forth in the Charter of CNG, as amended to authorize the issuance of such shares.

         (d) GREENWICH $1.50 PREFERRED SHARES. Each share of Greenwich $1.50 Preferred Shares no par value, 6% Series, issued and outstanding on the Effective Date (other than shares of such stock then owned by shareholders who have duly given objections to the merger and demands for purchase in accordance with the provisions of Section 33-374 of the Stock Corporation Act of the State of Connecticut and with respect to which such demands shall not have been withdrawn with the consent of Greenwich and CNG, such shares being hereinafter referred to in this paragraph (d) as "Dissenting Shares") shall, by virtue of the merger and without any action on the part of the holder thereof, be converted into one-quarter (1/4) share of CNG $100 Par Serial Preferred Stock, 6% Series B, with cumulative dividends at 6% of the par value thereof per annum, having the terms, limitations and relative rights and preferences as set forth in the Charter of CNG, as amended to authorize the issuance of such shares. Fractional shares of CNG $100 Par Serial Preferred Stock 6%, Series B shall not be issued; but, in lieu thereof, CNG shall pay for each share of Greenwich $1.50 Preferred Shares which is not convertible into whole shares of CNG $100 Par Serial Preferred Stock 6%, Series B, an amount equal to the mean between the last preceding published high and low bid prices of Greenwich $1.50 Preferred Shares in the over-the-counter market on or before the date of mailing the notice and proxy statement for the Greenwich Shareholders Meeting to approve this Agreement, such prices to be those obtained from National Quotation Bureau, Inc. representing inter-dealer quotations which do not include retail markup, markdown, or commissions.

         Until so surrendered, each outstanding certificate which, prior to the Effective Date, represented Greenwich $1.50 Preferred

   Exhibit 3(i)
   Page 104 of 189

        367
   Shares (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions to evidence ownership of the whole number of shares of CNG $100 Par Serial Preferred Stock, 6% Series B, into which the shares of Greenwich $1.50 Preferred Shares (which, prior to the Effective Date, were represented thereby) have been so converted; and no dividend or other distribution, if any, payable to the holders of record of the shares of CNG $100 Par Serial Preferred Stock 6% Series B, as of any date subsequent to the Effective Date shall be paid to the holders of outstanding certificates theretofore representing shares of Greenwich $1.50 Preferred Shares; provided however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares) theretofore representing shares of Greenwich $1.50 Preferred Shares, there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions, if any, which would have theretofore become payable with respect to the shares of CNG $100 Par Serial Preferred Stock 6% Series B represented thereby.

         (e) CNG COMMON AND PREFERRED SHARES. Each share of CNG common and preferred stock issued and outstanding on the Effective Date shall continue without change as a like share of stock in the Surviving Corporation.

                                     ARTICLE V
                          Board of Directors and Officers
                          -------------------------------

         (a) Initially, and until the election and qualification of their respective successors, the members of the Board of Directors of the Surviving Corporation shall be as follows: Franklin S. Atwater, Dr. Arthur
   C. Banks, Jr., James F. English, Jr., William W. Fisher, Dr. Dorothy C. Goodwin, Roger J. Larson, Denis F. Mullane, Dr. Eli Shapiro, Everett Smith, Jr., Angelo Tomasso, Jr., Bruce N. Torell, Robert D. Twohig, Roger C. Wilkins, Robert H. Willis, Richard A. Winslow.

         (b) The officers of the Surviving Corporation shall be the officers of CNG immediately prior to the Effective Date, together with Richard A. Winslow as Senior Vice President and John P. Brennan as Vice President.

                                    ARTICLE VI
                             Approval of Shareholders

         There shall be required for the approval of the merger described herein the affirmative vote of the holders of a majority of CNG common stock and CNG $12.50 Par Preferred Stock, voting as one class, issued and outstanding upon the date of record for voting upon such merger at the special meeting of such classes to be called pursuant to said Agreement and Plan of Merger. The approval of such merger by shareholders of Greenwich

                                                             Exhibit 3(i)
                                                             Page 105 of 189


         368

   shall require the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding shares of each class of capital stock of Greenwich as of the record date of the special meeting thereof called pursuant to such Agreement.

         3. The Plan of Merger was approved by resolution of the Board of Directors of The Greenwich Gas Company and has been approved and adopted by votes representing more than two-thirds of the issued and outstanding shares of each class of its capital stock. The shareholder vote was as follows:

   Shares of       Shares           Shares        Shares           Shares
   Common Stock    Required to      Voted On      Voted in         Voted
   Outstanding     Adopt Plan       Plan          Favor of Plan    Against Plan
   ------------    -----------      --------      -------------    ------------
      250,536        166,857        193,298          191,745         1,553

   Shares of 6%
   Cumulative
   Prior Preferred Shares           Shares        Shares           Shares
   Stock           Required to      Voted On      Voted in         Voted
   Outstanding      Adopt Plan       Plan          Favor of Plan    Against Plan
   ------------    -----------      --------      -------------    ------------
      12,000          7,922         12,000           12,000          0

   Shares of 6 1/4%
   Cumulative
   Prior Preferred  Shares          Shares        Shares           Shares
   Stock           Required to      Voted On      Voted in         Voted
   Outstanding      Adopt Plan       Plan          Favor of Plan    Against Plan
   ------------    -----------      --------      -------------    ------------
      16,400         10,922         16,400           16,400          0


   Shares of $1.50 Shares           Shares        Shares           Shares
   Preferred Stock Required to      Voted On      Voted in         Voted
   Outstanding      Adopt Plan       Plan          Favor of Plan    Against Plan
   ------------    -----------      --------      -------------    ------------
      26,553         17,684         22,607           19,432          3,175


   Exhibit 3(i)
   Page 106 of 189


        369
         4. The Plan of Merger was approved by resolution of the Board of Directors of Connecticut Natural Gas Corporation and has been approved and adopted by votes representing a majority of the issued and outstanding shares of its Common Stock and $12.50 Par Preferred Stock, voting as one class. The shareholder vote was as follows:

   Shares of Common
   and $12.50
   Par Preferred   Shares           Shares        Shares           Shares
   Stock           Required to      Voted On      Voted in         Voted
   Outstanding      Adopt Plan       Plan          Favor of Plan    Against Plan
   ------------    -----------      --------      -------------    ------------
      746,177        373,089      464,183.913      451,982.921      12,200.992

         Dated at Hartford, Connecticut, this 30th day of August, 1974.

         We hereby declare under the penalties of false statement, that the statements made in the forgoing certificate, insofar as they pertain to The Greenwich Gas Company, are true.

                                            THE GREENWICH GAS COMPANY


                                            By________________________________
                                               Richard A. Winslow, President



                                              ________________________________
                                               Frank J. Coyle, Secretary

         We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate, insofar as they pertain to Connecticut Natural Gas Corporation, are true.

                                           CONNECTICUT NATURAL GAS CORPORATION


                                           By ________________________________
                                               V. Frauenhofer
                                               Senior Vice President


                                               _______________________________
                                               Carl Thomsen
                                               Assistant Secretary
    FILED State of Connecticut
    August 30 1974 3:50 p.m.

                                                             Exhibit 3(i)
                                                             Page 107 of 189

   VOL 25   377
                        CONNECTICUT NATURAL GAS CORPORATION
                           Certificate Amending Charter
                          by Action of Board of Directors
                                (Stock Corporation)

         I.  The name of the corporation is CONNECTICUT NATURAL GAS
   CORPORATION.

         II. The charter is amended only by the following resolutions of the Board of Directors acting alone:

              VOTED: There shall be and hereby is established a series of $100 Par Serial Preferred Stock; the designation of such series, the authorized number of shares thereof and the terms thereof to be as follows:
              1. The Series of $100 Par Preferred Stock established hereby shall be designated "$100 Par Serial Stock, 6% Series A" (hereinafter referred to as the "6% Series A") and the authorized number of shares of such series shall be 3,000.
              2. Dividends on said 6% Series A shall be at the rate of 6% of the par value thereof per annum and no more shall be cumulative from the date of issue thereof. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year.
              3. The shares of the 6% Series A shall be redeemable at the following redemption prices:
                 (a) if redeemed through the operation of the sinking fund
              provision for which is hereinafter made, at the redemption price of $100 per share, and
                  (b) if redeemed otherwise than through operation of said
             sinking fund,
                   at $102.00 per share if redeemed on or before
                        December 31, 1974;
                   at $101.50 per share if redeemed thereafter
                        and on or before December 31, 1975;
                   at $101.00 per share if redeemed thereafter
                        and on or before December 31, 1976;
                   at $100.50 per share if redeemed thereafter
                        and on or before December 31, 1977;
                   and thereafter at $100 per share;

              plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereof, if any.

               4. The sinking fund for the redemption of the 6% Series A shall be as follows:

              On October 1 in each of the years 1974-1981, both inclusive, the Company shall, to the extent of any funds of the Company legally available therefor,

   Exhibit 3(i)
   Page 108 of 189


   378
                                        -2-

         redeem 375 of such shares (or such lesser number of shares as remain outstanding); provided, however, that, if in any year the Company does not redeem the shares required to be redeemed as above provided, the deficiency shall be made good on the first succeeding October 1 on which the Company has funds legally available for the redemption of shares pursuant to this sinking fund.

         5. In the case of all redemptions, if less than all of the outstanding shares of the $100 Par Serial Preferred Stock, 6% Series A, are to be called for redemption:

              (i) so long as the initial owner of the stock of such series originally issued is a holder of record, a pro rata portion of the shares held by such initial owner (to the nearest full share) shall be called for redemption;

              (ii) if there are less than twenty (20) holders of record of the shares of such series, a proportionate part of the shares of such series of each holder of record shall be called for redemption;

   provided, however, that such adjustments may be made among the shares to be redeemed as are necessary to avoid fractional parts of shares.

         6. No change in the provisions of the 6% Series A, as set forth herein, shall be made except to the extent and in the manner provided in part V of the terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock nor without the consent of the holders of at least two-thirds of the outstanding shares of the 6% Series A.

         VOTED: There shall be and hereby is established a series of $100 Par Preferred Stock; the designation of such series, the authorized number of shares thereof and the terms thereof to be as follows:

         1. The Series of $100 Par Serial Preferred Stock established hereby shall be designated "$100 Par Serial Preferred Stock, 6% Series B" (hereinafter referred to as the "6% Series B") and the authorized number of shares of such series shall be 6,638.

         2. Dividends on said 6% Series B shall be at the rate of 6% of the par value thereof per annum and no more shall be cumulative from the date of issue therof. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year.

         3. The shares of the 6% Series B shall be redeemable for all purposes at $110 per share plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any.

                                                             Exhibit 3(i)
                                                             Page 109 of 189

   379
                                        -3-

         4. No change in the provisions of the 6% Series B, as set forth herein, shall be made except to the extent and in the manner provided in part V of the terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock nor without the consent of the holders of at least two-thirds of the outstanding shares of the 6% Series B.
          VOTED: There shall be and hereby is established a series of $100 Par Preferred Stock; the designation of such series, the authorized number of shares thereof and the terms thereof to be as follows:

         1. The Series of $100 Par Serial Preferred Stock established hereby shall be designated $100 Par Serial Preferred Stock, 6.25% Series" (hereinafter referred to as the "6.25% Series") and the authorized number of shares of such series shall be 4,100.

          2. Dividends on said 6.25% Series shall be at the rate of 6.25% of the par value thereof per annum and no more shall be cumulative from the date of issue thereof. Said dividends, when declared, shall be payable on the first day of January, April, July and October in each year.

          3. The shares of the 6.25% Series shall be redeemable at the following redemption prices:

                   (a) if redeemed through the operation of the sinking fund
              provision for which is hereinafter made, at the redemption price of $100 per share, and

                   (b) if redeemed otherwise than through operation of said
              sinking fund,

                   at $105.725 per share if redeemed on or before
                        December 31, 1974;
                   at $105.200 per share if redeemed thereafter
                        and on or before December 31, 1975;
                   at $104.725 per share if redeemed thereafter
                        and on or before December 31, 1976;
                   at $104.150 per share if redeemed thereafter
                        and on or before December 31, 1977;
                   at $103.625 per share if redeemed thereafter
                        and on or before December 31, 1978;
                   at $103.100 per share if redeemed thereafter
                        and on or before December 31, 1979;
                   at $102.575 per share if redeemed thereafter
                        and on or before December 31, 1980;
                   at $102.050 per share if redeemed thereafter
                        and on or before December 31, 1981;
                   at $101.525 per share if redeemed thereafter
                        and on or before December 31, 1982;
                   and thereafter at $101 per share;

              plus, in all cases, that portion of the quarterly dividend accrued thereon to the redemption date and all unpaid dividends thereon, if any; provided,

   Exhibit 3(i)
   Page 110 of 189


   380
                                        -4-

              however, that, if prior to January 1, 1978, any such redemption shall be by the application of funds secured through the issuance of securities (including, without limitation, shares of capital stock of any class or securities, convertible into or evidencing a right to subscribe for or purchase shares of capital stock, or bonds, debentures, notes, or other evidences of indebtedness) or by application of moneys borrowed in anticipation of the issuance of any securities, the redemption price shall be $110. In all cases of redemption of shares of 6.25% Series prior to January 1, 1978, the Board of Directors shall first adopt a resolution stating the sources of moneys to be used by the corporation in effecting the proposed redemption and finding and declaring that such redemption does not violate the foregoing provisions of this paragraph.

         4. The sinking fund for the redemption of the 6.25% Series shall be as follows:

              On January 1 in each year so long as any shares of the 6.25% Series remain outstanding, the Company shall, to the extent of any funds of the Company legally available therefor, prior to 1979 redeem 150 and thereafter 250 of such shares (or such lesser number of shares as remain outstanding); provided, however, that, if in any year the Company does not redeem the shares required to be redeemed as above provided, the deficiency shall be made good on the first succeeding January 1 on which the Company has funds legally available for the redemption of shares pursuant to this sinking fund.

          5. In the case of all redemptions, if less than all of the outstanding shares of the $100 Par Serial Preferred Stock, 6.25% Series, are to be called for redemption:

         (i) so long as the initial owner of the stock of such series originally issued is a holder of record, a pro rata portion of the shares held by such initial owner (to the nearest full share) shall be called for redemption;

         (ii) if there are less than twenty (20) holders of record of the shares of such series, a proportionate part of the shares of such series of each holder of record shall be called for redemption;

   provided, however, that such adjustments may be made among the shares to be redeemed as are necessary to avoid fractional parts of shares.

         6. No change in the provisions of the 6.25% Series, as set forth herein, shall be made except to the extent and in the manner provided in part V of the

                                                             Exhibit 3(i)
                                                             Page 111 of 189


   terms, limitations and relative rights and preferences of the Company's $100 Par Serial Preferred Stock nor without the consent of the holders of at least two-thirds of the outstanding shares of the 6.25% Series.

         III. The above resolutions were adopted by the Board of Directors acting alone at a meeting held May 23, 1974, the Board of Directors being so authorized pursuant to Section 23-341, Connecticut General Statutes, revision 1958, as amended.

         IV. The number of affirmative votes required to adopt each such resolution was seven (7).

         V. The number of directors' votes in favor of each such resolution was twelve (12).

         Dated at Hartford, Connecticut, this 31, day of July, 1974.

         We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

                                       R.H. Willis
                                       _______________________________________
                                       Chairman and President


                                       R.A. Dixon
                                       _______________________________________
                                       Secretary

   Filed State of Connecticut
   August 30 1974 3:40 p.m.

   Exhibit 3(i)
   Page 112 of 189


                 CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

   1.    The name of the corporation is
              CONNECTICUT NATURAL GAS CORPORATION.

   2. The Charter of Connecticut Natural Gas Corporation is amended only by the following resolution:

         RESOLVED: That the Charter of Connecticut Natural Gas Corporation be and hereby is amended so as to provide that the authorized capital stock of the Corporation consists of the following:

         (a) 5,411,164 shares of common stock having a par value of $6.25 per share.

         (b) 120,000 shares of preferred stock having a par value of $6.25 per share, known and designated as the "$6.25 Par Preferred Stock",
              (i) said preferred stock to be entitled to receive out of the net profits of the Corporation cumulative dividends at the rate of eight percent (8%) per annum, payable in quarterly installments of two percent (2%) to be paid thereon before any dividends are payable upon the Common Stock of the Corporation;

               (ii)  said preferred stock in the event of liquidation of the
                    Corporation or distribution of its assets to be preferred as to the entire assets to the amount of $12.50 a share; and


              (iii)  all shares of common stock and $6.25 Par Preferred Stock shall have equal voting rights.


         (c) 400,000 shares of preferred stock having a par value of $100 per share, known and designated as the Corporation's "$100 Par Serial Preferred Stock",

              (i) said $100 Par Serial Preferred Stock to be on a parity with respect to dividends and liquidation with the $6.25 Par Preferred Stock;

             (ii) the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative

                                                             Exhibit 3(i)
                                                             Page 113 of 189


                     rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

   3.    The foregoing charter amendment shall be effective as of 4:30 P.M.,
               Eastern Standard Time, on January 5, 1978.


              Upon the effectiveness of the foregoing charter amendment, each share of the outstanding common stock of the Corporation of the par value of the $12.50 per share shall be divided into two shares of common stock of
   the par value of $6.25 per share, and each share of   $12.50 Par Preferred
   Stock of the Corporation shall be divided into two shares of $6.25 Par Preferred Stock. All outstanding certificates representing shares of common stock and $12.50 Par Preferred Stock immediately prior to the effectiveness of such amendment, shall continue to represent the same number of shares following the effectiveness of such amendment, but, in each case, such shares shall be deemed to be of the par value of $6.25 per share. New stock certificates representing additional shares of common stock or $6.25 Par Preferred Stock to which shareholders of the Corporation shall be entitled by reason of the foregoing charter amendment and concurrent stock splits shall be issued and delivered to such holders as soon as reasonably possible.


         4. The above resolution was adopted by the Board of Directors and by shareholders.

         5.   Vote of shareholders:


              Common Stock and $12.50 Par Preferred Stock, voting as a single class in accordance with the voting rights of such classes contained in the charter of the Corporation:

   Number of Shares     Total Voting     Vote Required      Vote Favoring
   Entitled to Vote         Power        for Adoption         Adoption
   ----------------     ------------     -------------      -------------
       914,197             914,197         609,465             702,009

              Common Stock, $12.50 par value, as to matters upon which the holders of Common Stock are entitled to vote as a separate class pursuant to Section 33-361 of the Connecticut General Statutes:

   Number of Shares     Total Voting     Vote Required      Vote Favoring
   Entitled to Vote         Power        for Adoption         Adoption
   ----------------     ------------     -------------      -------------
       854,197             854,197         569,465             654,232

   Exhibit 3(i)
   Page 114 of 189



         $12.50 Par Preferred Stock, as to matter upon which the holders of $12.50 Par Preferred Stock are entitled to vote as a separate class pursuant to Section 33-361 of the Connecticut General
         Statutes:

   Number of Shares     Total Voting     Vote Required      Vote Favoring
   Entitled to Vote         Power        for Adoption         Adoption
   ----------------     ------------     -------------      -------------
       60,000              60,000           40,000              50,224

         Dated at Hartford, Connecticut this 29th day of December, 1977.

         We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.


                                            __________________________________
                                            President, Robert H. Willis


                                           ___________________________________
                                            Assistant Secretary, Carl Thomsen

   State of Connecticut    :
                           :    ss. Hartford    December 29, 1977
   County of Hartford      :

         Personally appeared ROBERT H. WILLIS and Carl Thomsen, President and Assistant Secretary, respectively, of CONNECTICUT NATURAL GAS CORPORATION, who swore to the truth of the foregoing certificate before them signed, before me.

                                           ___________________________________
                                             Notary Public
                                        My Commission Expires March 31, 1981

   FILED
   STATE OF CONNECTICUT
   January 4, 1978
   Secretary of State

                                                             Exhibit 3(i)
                                                             Page 115 of 189


                                      (FORM)

   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT

                              SECRETARY OF THE STATE


   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        7.75%    $100             60,000         -          60,000
   Pfd.     6%, Ser.A   $100              3,000         -           3,000
   Pfd.     6%, Ser.B   $100              6,638         -           6,638

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        7.75%    $100             26,400         -          26,400
   Pfd.     6%, Ser.A   $100              2,250         -           2,250
   Pfd.     6%, Ser.B   $100                587         -             587

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        7.75%    $100             33,600         -          33,600
   Pfd.     6%, Ser.A   $100                750         -             750
   Pfd.     6%, Ser.B   $100              6,051         -           6,051
   ----------------------------------------------------------------------------

   Dated at Hartford, Connecticut this 18 day of August, 1980.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   -----------------------------------------------------------------------------------
   Name of President or Vice President       |  Name of Secretary or Assistant Secretary
   V.H. Frauenhofer, Executive Vice President|  R.A. Dixon, Secretary & Vice President
   ------------------------------------        ---------------------------------
   /s/ V.H. Frauenhofer                        /s/ R.A. Dixon
   ------------------------------------------------------------------------------------

                                         Filing Fee  Tax  Certification Fee| Total Fees

                                         Certified Copy

                                         TO:

   Exhibit 3(i)
   Page 116 of 189


                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        6.25%    $100              4,100         -           4,100
   Pfd.        8.25%    $100             55,000         -          55,000
   Pfd.        5.75%    $100              9,600         -           9,600

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        6.25%    $100              1,100         -           1,100
   Pfd.        8.25%    $100             20,622         -          20,622
   Pfd.        5.75%    $100              3,500         -           3,500

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   Pfd.        6.25%    $100              3,000         -           3,000
   Pfd.        8.25%    $100             34,378         -          34,378
   Pfd.        5.75%    $100              6,100         -           6,100
   ----------------------------------------------------------------------------

   Dated at Hartford, Connecticut this 18 day of August, 1980.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   -----------------------------------------------------------------------------------
   Name of President or Vice President       |  Name of Secretary or Assistant Secretary
   V.H. Frauenhofer, Executive Vice President|  R.A. Dixon, Secretary & Vice President
   ------------------------------------        ---------------------------------
   /s/ V.H. Frauenhofer                        /s/ R.A. Dixon
   ------------------------------------------------------------------------------------

                                         Filing Fee  Tax  Certification Fee| Total Fees

                                         Certified Copy

                                         TO:
    /TABLE

                                                             Exhibit 3(i)
                                                             Page 117 of 189


                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser. A  $100                750         -             750

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser. A  $100                375         -             375

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser. A  $100                375         -             375
   ----------------------------------------------------------------------------

   Dated at Hartford this 24 day of February, 1981.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   -----------------------------------------------------------------------------------
   Name of ------------ Vice President       |  Name of ------------ Assistant Secretary
   Robert A. Dixon                           |  Carl Thomsen
   ------------------------------------        ---------------------------------
   /s/ R.A. Dixon                            | /s/ Carl Thomsen
   ------------------------------------------------------------------------------------

                                         Filing Fee  Tax  Certification Fee| Total Fees

                                         Certified Copy

                                         TO:

   /TABLE

   Exhibit 3(i)
   Page 118 of 189

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6.25%    $100              3,000         -           3,000
   PFD         8.25%    $100             34,378         -          34,378
   PFD         5.75%    $100              6,100         -           6,100

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6.25%    $100                250         -             250
   PFD         8.25%    $100              3,437         -           3,437
   PFD         5.75%    $100                300         -             300

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6.25%    $100              2,750         -           2,750
   PFD         8.25%    $100             30,941         -          30,941
   PFD         5.75%    $100              5,800         -           5,800
   ----------------------------------------------------------------------------

   Dated at Hartford this 24 day of February 1981.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   -----------------------------------------------------------------------------------
   Name of ------------ Vice President       |  Name of ------------ Assistant Secretary
   Robert A. Dixon                           |  Carl Thomsen
   ------------------------------------        ---------------------------------
   /s/ R.A. Dixon                            | /s/ Carl Thomsen
   ------------------------------------------------------------------------------------

                                         Filing Fee  Tax  Certification Fee| Total Fees

                                         Certified Copy

                                         TO:

     /TABLE

                                                             Exhibit 3(i)
                                                             Page 119 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   BY ACTION OF ( ) INCORPORATION ( ) BOARD OF      (X) BOARD OF DIRECTORS
                                      DIRECTORS         AND SHAREHOLDERS
   61-38
   VOL 24 133
                             STATE OF CONNECTICUT
                            SECRETARY OF THE STATE
                               30 TRINITY STREET
                              HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation                    | DATE
       Connecticut Natural Gas Corporation    |     April 30, 1981
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:
   |X| A. AMENDED ONLY | | B. AMENDED AND RESTATED | | C. RESTATED ONLY by the following resolution

         "RESOLVED: That the Charter of this corporation be, and it hereby is, amended by deleting therefrom in its entirety Sec. 2 of Special Act 478 of the 1951 Connecticut General Assembly entitled `An Act Amending the Charter of The Hartford Gas Company', approved June 27, 1951, and substituting the following paragraph in lieu thereof:

               Subject to the approval of the Department of Public Utility Control, but otherwise without limitation as to amount, said company is authorized to issue, from time to time, notes, bonds or other evidences of indebtedness payable at periods of more than one year after the date thereof (a) to provide funds for the acquisition of property or the construction, completion, extension or improvement of its system, or (b) to reimburse its treasury for moneys expended for such acquisition or for such construction, completion, extension or improvement which were not obtained through the issue of stock, notes, bonds or other evidences of indebtedness, or (c) for the discharge, funding or refunding of its obligations."


   3.  (Omit if 2A is checked)
       (a) The above resolution merely restates and does not change the provisions of the original certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made if any, if none, so indicate)

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Relating to the Certificate of Incorporation.

   ---------------------------------------------------------------------------
   | |4.  (Check, if true)
         The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing are true.

   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED
   -------------------------------------------------------------------------------------
                                    APPROVED
   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED

   Exhibit 3(i)
   Page 120 of 189


   (Omit if 2C is checked.)
   The above resolution was adopted by the board of directors acting alone, there being no shareholders or subscribers. | | the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
   | | the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution

   ------------------------------------------------------------------------------------
   5.  The number of affirmative votes         |6. The number of directors' votes
   required to adopt such resolution is:       |   in favor of the resolution was:
   ------------------------------------------------------------------------------------

   We hereby declare, under penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   |X| 4.The above resolution was adopted by the board of directors and by shareholders.
   5.  Vote of Shareholders:
   (a) (Use if no shares are required to be voted as a class.)

   ------------------------------------------------------------------------------------
   NUMBER OF SHARES    |TOTAL VOTING POWER     |VOTE REQUIRED FOR  |VOTE FAVORING
   ENTITLED TO VOTE    |                       |ADOPTION           |ADOPTION
       1,852,529       |  1,852,529            |  1,235,020        | 1,298,220
   ------------------------------------------------------------------------------------

   (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each class for the amendment resolution.)

   We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   Robert H. Willis, President                 | Robert A. Dixon, Secretary
   /s/ Robert H. Willis                        | /s/ Robert A. Dixon
   ------------------------------------------------------------------------------------

   | | 4. The above resolution was adopted by the board of directors and by members
   5.  Vote of members:
   (a) (Use if no members are required to vote as a class.)

   ------------------------------------------------------------------------------------
   NUMBER OF MEMBERS   |TOTAL VOTING   | VOTE REQUIRED FOR   |VOTE FAVORING
   VOTING              |POWER          | ADOPTION            |ADOPTION
   ------------------------------------------------------------------------------------

   (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   TABLE

   STATE OF CONNECTICUT                  Filing Fee  Tax  Certification Fee| Total Fees
   FILED                                 $ 30              $ 9               $39

   APR 30 1981                           Certified Copy
   /s/ Barbara B. Kennelly               Murtha Cullina
   SECRETARY OF THE STATE                P.O. Box 3192
   BY L. M. _____________                Htfd CT 06103
                                                             Exhibit 3(i)
                                                             Page 121 of 189



                                      (FORM)

   State of Connecticut              )
                                     )  ss.  HARTFORD
   OFFICE OF SECRETARY OF THE STATE  )

   I hereby certify that the foregoing is a true copy of record in this office

                                  IN TESTIMONY WHEREOF, I have hereunto set my

                                  hand, and affixed the Seal of said State, at

                                  Hartford, this 30th day of April, A.D., 1981


                                        Barbara B. Kennelly
                                              Secretary of the State

   Exhibit 3(i)
   Page 122 of 189



                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES
   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             33,600         -          33,600
   PFD         8.25%    $100             30,941         -          30,941

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100              2,400         -           2,400
   PFD         8.25%    $100              3,437         -           3,437

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             31,200         -          31,200
   PFD         8.25%    $100             27,504         -          27,504
   ----------------------------------------------------------------------------

   Dated at Hartford this 10 day of August 1981.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF --------- OR VICE PRESIDENT         |NAME OF --------- OR ASSISTANT SECRETARY
   Robert A. Dixon                             | Carl Thomsen
   /s/ Robert A. Dixon                         | /s/ Carl Thomsen
   ------------------------------------------------------------------------------------

                                         Filing Fee       Certification Fee| Total Fees
                                         $                 $                 $

                                                             Exhibit 3(i)
                                                             Page 123 of 189

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES
   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              5,800         -           5,800
   PFD         6.25%    $100              2,750         -           2,750
   PFD      6%, Ser A   $100                375         -             375
   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100                300         -             300
   PFD         6.25%    $100                250         -             250
   PFD      6%, Ser A   $100                375         -             375
   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              5,500         -           5,500
   PFD         6.25%    $100              2,500         -           2,500
   PFD      6%, Ser A   $100                 00         -              00
   ----------------------------------------------------------------------------

   Dated at Hartford this 9 day of February, 1982.
   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF --------- OR VICE PRESIDENT         |NAME OF --------- OR ASSISTANT SECRETARY
   Robert A. Dixon                             | Carl Thomsen
   /s/ Robert A. Dixon                         | /s/ Carl Thomsen
   ------------------------------------------------------------------------------------

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $  6              $ 6               $12
   FEB 16 1982
   ______________
   SECRETARY OF THE STATE

   Exhibit 3(i)
   Page 124 of 189


                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser B   $100              5,899         -           5,899
   PFD         7.75%    $100             31,200         -          31,200
   PFD         8.25%    $100             27,504         -          27,504

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser B   $100                 18         -              18
   PFD         7.75%    $100              2,400         -           2,400
   PFD         8.25%    $100              3,437         -           3,437
   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD       6% Ser B   $100              5,881         -           5,881
   PFD         7.75%    $100             28,800         -          28,800
   PFD         8.25%    $100             24,067         -          24,067
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 9 day of August 1982.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF --------- OR VICE PRESIDENT |NAME OF SECRETARY OR --------------------------
   --------------------------------------------------------------------------
   V. H. Frauenhofer                   |Robert A. Dixon
   --------------------------------------------------------------------------
   /s/ V.H. Frauenhofer                |/s/ Robert A. Dixon
   --------------------------------------------------------------------------

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 6              $                 $6
   AUG 9 1982
   SECRETARY OF THE STATE

                                                               Exhibit 3(i)
                                                               Page 125 of 189


   VOL 100

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              5,580         -           5,580
   PFD         6.25%    $100              2,500         -           2,500

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100                300         -             300
   PFD         6.25%    $100                250         -             250

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              5,200         -           5,200
   PFD         6.25%    $100              2,250         -           2,250
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 11 day of January 1983.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF ---EXECUTIVE VICE PRESIDENT |NAME OF SECRETARY OR --------------------------
   --------------------------------------------------------------------------
   V. H. Frauenhofer                   |Robert A. Dixon
   --------------------------------------------------------------------------
   /s/ V.H. Frauenhofer                |/s/ Robert A. Dixon
   --------------------------------------------------------------------------

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 6              $                 $6

   MAR 21 1983                           Certified Copy
   Julia Tashjian                        To: Connecticut Natural Gas Corp
   SECRETARY OF THE STATE                P.O. Box 1500, Hartford, CT 06144
   Exhibit 3(i)
   Page 126 of 189


   VOL 100  1752

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             28,800         -          28,800
   PFD         8.25%    $100             24,067         -          24,067

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100              2,400         -           2,400
   PFD         8.25%    $100              3,437         -           3,437

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             26,400         -          26,400
   PFD         8.25%    $100             20,630         -          20,630
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 15th day of August 1983.

   We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF ------------ VICE PRESIDENT |NAME OF --------- OR ASSISTANT SECRETARY
   --------------------------------------------------------------------------
   Robert A. Dixon                     |Reginald L. Babcock
   --------------------------------------------------------------------------
   /s/ Robert A. Dixon                 |/s/ R. L. Babcock
   --------------------------------------------------------------------------

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 6              $                 $6

   AUG 15 1983                           Certified Copy
   Julia Tashjian                        To: Connecticut Natural Gas Corp
   SECRETARY OF THE STATE                P.O. Box 1500, Hartford, CT 06144

                                                             Exhibit 3(i)
                                                             Page 127 of 189



   CERTIFICATE
   AMENDING OR RESTATING CERTIFICATE OF INCORPORATION BY ACTION OF
   ( )INCORPORATORS ( )BOARD OF  (X)BOARD OF DIRECTORS ( )BOARD OF DIRECTORS
                       DIRECTORS     AND SHAREHOLDERS     AND MEMBERS
                                 (Stock Corporation)    (Nonstock Corporation)

   61-38
                             STATE OF CONNECTICUT
                            SECRETARY OF THE STATE
                              30 TRINITY STREET
                              HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  NAME OF CORPORATION                    | DATE
       Connecticut Natural Gas Corporation    |     April 27, 1984
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:
   |X| A. AMENDED ONLY | | B. AMENDED AND RESTATED | |   C. RESTATED ONLY by
                                                         the following
                                                         resolution

         "RESOLVED: That the Certificate of Incorporation of Connecticut Natural Gas Corporation be, and it hereby is, amended by the addition thereto of the provisions set forth in Exhibit A to the Proxy Statement of the Corporation dated March 28, 1984."

         A copy of Exhibit A to the Proxy Statement of the Corporation dated March 28, 1984 is attached hereto as Exhibit A.

   3.  (Omit if 2A is checked)
       (a) The above resolution merely restates and does not change the provisions of the original certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made if any, if none, so indicate)

       (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

   ---------------------------------------------------------------------------
   | |4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing are true.

   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED
   -------------------------------------------------------------------------------------
                                       APPROVED
   -------------------------------------------------------------------------------------
    SIGNED                         |SIGNED                            |SIGNED

   Exhibit 3(i)
   Page 128 of 189

   4.  (Omit if 2C is checked.)
   The above resolution was adopted by the board of directors acting alone, there being no shareholders or subscribers. | | the board of directors being so authorized pursuant to Section 33-341, Conn. G.S. as amended
   | | the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution

   ------------------------------------------------------------------------------------
   5.  The number of affirmative votes         |6. The number of directors' votes
   required to adopt such resolution is:       |   in favor of the resolution was:
   ------------------------------------------------------------------------------------

   We hereby declare, under penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   |X| 4. The above resolution was adopted by the board of directors and by shareholders.
   5.  Vote of shareholders:
   (a)  (Use if no shares are required to be voted as a class.)

   -------------------------------------------------------------------------------------
   NUMBER OF SHARES    |TOTAL VOTING POWER     |VOTE REQUIRED FOR  |VOTE FAVORING
   ENTITLED TO VOTE    |                       |ADOPTION           |ADOPTION
       3,270,515       |   3,270,515           |  1,635,258        |  2,207,104
   ------------------------------------------------------------------------------------

   (b) (If the shares are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each class for the amendment resolution.

           The Corporation has at least one hundred (100) recordholders.

   We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT -----------------         |NAME OF SECRETARY OR ----------
   Victor H. Frauenhofer                       | Robert A. Dixon, Secretary
   /s/ Victor H. Frauenhofer                   | /s/ Robert A. Dixon
   ------------------------------------------------------------------------------------

   | | 4. The above resolution was adopted by the board of directors and by members
   5.  Vote of members:
   (a) (Use if no members are required to vote as a class.)

   ------------------------------------------------------------------------------------
   NUMBER OF MEMBERS   |TOTAL VOTING   | VOTE REQUIRED FOR   |VOTE FAVORING
   VOTING              |POWER          | ADOPTION            |ADOPTION
   ------------------------------------------------------------------------------------

   (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

   We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

   ------------------------------------------------------------------------------------
   NAME OF PRESIDENT OR VICE PRESIDENT         |NAME OF SECRETARY OR ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------
   SIGNED PRESIDENT OR VICE PRESIDENT          |SIGNED SECRETARY OF ASSISTANT SECRETARY
   ------------------------------------------------------------------------------------

   S>                                                                      <C

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 30              $ 15.50           $45.50

   APR 27 1984
   Julia M. Tashjian
   SECRETARY OF THE STATE

                                                             Exhibit 3(i)
                                                             Page 129 of 189

                                                              Exhibit A

                               FAIR PRICE AMENDMENT
          VOTE REQUIRED FOR CERTAIN TRANSACTIONS ("FAIR PRICE AMENDMENT")

         SECTION 1. In addition to the requirements of the provisions of the certificate of incorporation of the Company and whether or not a vote of the stockholders is otherwise required, the affirmative vote of the holders of not less than seventy-five percent (75%) of the Voting Stock (as defined below) shall be required for the approval of authorization of any Business Transaction (as defined below) with a Related Person (as defined below) or any business transaction in which a Related Person has an interest (except proportionately as a stockholder); provided, however, that such seventy-five percent (75%) voting requirement shall not be applicable if
   (i) the Disinterested Directors (as defined below) who at the time constitute at least one-third of the total number of directorships of the Corporation, have expressly approved the Business Transaction by at least a two-thirds vote of such Disinterested Directors or (ii) all of the following conditions are satisfied:

              (A) The Business Transaction is a merger or consolidation and the cash or fair market value (as determined by two-thirds of the Disinterested Directors) of the property, securities or other consideration to be received per share by holders of Common Stock of the Corporation (other than such Related Person) in the Business Transaction is at least equal in value to such Related Person's Highest Purchase Price (as defined below):

               (B) After such Related Person has become the Beneficial Owner (as defined below) of not less than ten percent (10%) of the Voting Stock of the Corporation and prior to the consummation of such Business Transaction, such Related Person shall not have become the Beneficial Owner of any additional shares of Voting Stock or securities convertible into Voting Stock, except (i) as part of the transaction which resulted in such Related Person becoming the Beneficial Owner of not less than ten percent (10%) of the Voting Stock or (ii) as a result of a pro rata stock dividend or stock split and,

               (C) Prior to the consummation of such Business Transaction, such Related Person shall not have, directly or indirectly, (i) received the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation or any of its Subsidiaries (as defined below), or (ii) caused any material change in the Corporation's business or equity capital structure, including the issuance of shares of capital stock of the Corporation to any third party.

          Section 2.  For the purpose of Fair Price Amendment
               (i) The term Business Transaction shall mean (a) any merger or consolidation involving the Corporation or a Subsidiary (as defined below) of the Corporation, (b) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of transactions) including without limitation a mortgage of any
                                       A-1

   Exhibit 3(i)
   Page 130 of 189


         other security device, of all or any Substantial Part (as defined below) of the assets either of the Corporation of of a Subsidiary of the Corporation, (c) any sale, lease, exchange, transfer or other disposition of all or any assets of any entity to the Corporation or a Subsidiary of the Corporation if such assets have a fair market value equal to or greater than twenty percent (20%) of the fair market value of the total assets of the Corporation and its Subsidiaries, (d) the issuance, sale, exchange, transfer or other disposition by the Corporation or a Subsidiary of the Corporation of any securities of the Corporation or any Subsidiary of the Corporation, (e) any recapitalization or reclassification of the Corporation's securities (including, without limitation, any reverse stock split) or other transaction that would have the effect of either increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or its Subsidiaries Beneficially Owned (as defined below) by a Related Person or increasing the voting power of a Related Person with respect to the Corporation of any of its Subsidiaries, (f) any liquidation, spinoff, splitoff, splitup or dissolution of the Corporation and (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Transaction.

               (ii) The term "Related Person" shall mean and include (a) any individual, corporation, partnership, group, association or other person or entity which, together with its Affiliates (as defined below) and Associations (as defined below), is the Beneficial Owner of not less than ten percent (10%) of the Voting Stock of the Corporation at the time the definitive agreement providing for the Business Tranaction (including any amendment thereof) was entered into, or at the time a resolution approving the Business Transaction was adopted by the Board of Directors of the Corporation, or as of the record date for the determination of stockholders entitled to notice of and to vote on, or consent to, the Business Transaction, and (b) any Affiliate or Associate of any such individual, corporation, partnership, group, association or other person or entity, provided, however, and notwithstanding anything in thre foregoing to the contrary the term "Related Person" shall not include ther Corporation, a corporation in which the Corporation owns, directly or indirectly, a majority of each class of equity security, any employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity.

               (iii) Shares shall be "Beneficially Owned" and a person shall be a "Beneficial Owner" of any shares of Voting Stock (whether or not owned of record).
               (a) With respect to which such person or any Affiliate or Associate of such person directly or indirectly has or shares voting power, including the power to vote or to direct the voting power, including the power to vote or to direct the voting of such shares of stock and/or investment power, including the power to dispose of or to direct the disposition of such shares of stock:

               (b) Which such person or any Affiliate or Associate of such person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, and/or the right to vote pursuant to any agreement, arrangement of understanding (whether such right is exercisable immediately or only after the passage of time); or

                                                             Exhibit 3(i)
                                                             Page 131 of 189

    (c) Which are Beneficially Owned within the meaning of (a) or (b) above by any other person with which such first mentioned person or any if its Affiliates or Associates has any agreement arrangement or understanding, written or oral, with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any Subsidiary of the Corporation or acquiring, holding or disposing of all or substantially all, or any Substantial Part, of the assets or business of the Corporation or a Subsidiary of the Corporation.

         For the purpose only of determining whether a person is the Beneficial Owner of a percentage specified in this Fair Price amendment of the outstanding Voting Shares, such shares shall be deemed to include any Voting Shares which may be issuable pursuantto any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise and which are deemed to be benefically owned by such person pursuant to the foregoing provisions of this Fair Price amendment.

         (iv) The term "Highest Purchase Price" shall mean the highest amount of consideration paid by such Related Person for a share of Common Stock of the Corporation within two years prior to the date such Related Person became a Related Person or in the transaction which resulted in such Related Person becoming the Beneficial Owner of not less than ten percent (10%) of the Voting Stock, provided, however that the Highest Purchase Price shall be appropriately adjusted to reflect the occurence of any reclassification, recapitalization, stock split, reverse stock split or other readjustment in the number of outstanding shares of Common Stock of the Corporation, or the declaration of a stock dividend thereon, between the last date upon which such Related Person paid the Highest Purchase Price to the effective date of the merger or consolidation.

         (v) The term "Substantial Part" shall mean more than twenty percent (20%) of the fair market value of the total assets of the entity in question, as reflected on the most recent consolidated balance sheet of such entity existing at the time the stockholders of the Corporation would be required to approve or authorize the Business Transaction involving the assets constituting any such Substantial Part.

         (vi) In the event of a merger in which the Corporation is the surviving Corporation, for the purpose of subparagraph (a) of Section 1 of the Fair Price amendment, the phrase "property, securities or other consideration to be received" shall include without limitation, Common Stock of the Corporation retained by its existing stockholders.

         (vii) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, considered for the purpose of this Fair Price amendment as one class; provided however, that if the Corporation has shares of Voting Stock entitled to more or less than one vote for any such share, each reference in this Fair Price amendment to a proportion of shares of voting stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

         (viii) The term "Disinterested Director" shall mean any member of the Board who is not affiliated with a Related Person and who was a director of the Corporation prior to the time the Related Person became a Related Person, any any successor to such Disinterested Director who is not affiliated with a Related Person and was recommended before being elected by a majority of the then Disinterested Director or was elected by a majority of the Disinterested Directors. Officers of the Corporation who are also members of its Board of Directors may qualify as Disinterested Directors, even though they may have a personal stake in the outcome of a proposed Business Transaction because of their employment by the Corporation.

   Exhibit 3(i)
   Page 132 of 189


         (ix) The term "Affiliate" used to indicate a relationship to a specified person, shall mean a person that directly, or indirectly through one or more intermediatess, controls, or is controlled by, or is under common control with such specified person.

         (x) The term "Associate", used to indicate a relationship with a specified person, shall mean (i) any person of which such specified person is an officer, director or partner or is, directly or indirectly, the beneficial owner of 5% or more of any class of equity securities, (ii) any person that is an officer, director or partner of the specified person or that, directly or indirectly, beneficially ownes 5% or more of any class of equity security of the specified person, (iii) any trust or estate in which such specfied person nas a substantial beneficial intereset or as to which such specfied person serves aas a trustee or in a similar fiduciary capacity, (iv) any relative or spouse of a specfied person or any person describved in clause (ii), or any relative of such spouse, except relatives more remote than first cousin, or *v) any other member or partner in a partnership, limited partnership, syndicate or other group of which the specified person is a member or partner and which is acting together for the purpose of acquiring, holding or disposing of any interest in the Corporation, provided that nothing in this subsection (x) shall result in the Corporation or a corporation in which the Corporatin owns, directly or indirectly, a majority of each class of equity security being an Associate.

         (xi) The terms "Subsidiary" or "Subsidiaries" shall mean a corporation or corporations in which a majority of any class of equity security is owned, directly or indirectly, by the Corporation.

   SECTION 3. For the purpose of this Fair Price amendment, if the Disinterested Directors constitute at least one-third of the entire Board of Directors, then two-thirds of such Disinterested Directors shall have the power to make a good faith determination, on the basis of information known to them, of : (i) the number of shares of voting Stock of which any person is the Beneficial Owner, (ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of Beneficial Owner herein, (iv) whether the assets subject to any Business Transaction constitute a Substantial Part, (v) whether any Business Transaction is one in which a Related Person has an interest (except proportionately as a stockholder), (vi) whether a Related Person has, directly or indirectly received the benefits or caused any of the changes referred to in sub paragraph (c) of Section 1 of this Fair Price amendment and (vii) such other matters with respect to which a determination is required under this Fair Price amendment.

   SECTION 4. Nothing contained in this Fair Price amendment shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

   SECTION 5. Notwithstanding any other provisions of this Certificate of Incorporation of the By-Laws of the Corporation (and notwithstanding that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the provisions of this Fair Price amendment may not be repealed or amended in any respect, nor may any provision be adopted inconsistent with this Fair Price amendment, unless such action is approved by the affirmative vote of the holders of not less than seventy-five (75%) of the Voting Stock.

                                                               Exhibit 3 (i)
                                                               Page 133 of 189


                              CLASSIFIED BOARD AMENDMENT

   CLASSIFICATION OF BOARD OF DIRECTORS ("CLASSIFIED BOARD AMENDMENTS")

         SECTION 1. The directors of the corporation shall be divided into three classes: Class I, Class II and Class III. Such classes shall be as nearly equal in number as possible. The term of office of the initial Class I directors shall expire at the Annual Meeting of Shareholders in 1985; the term of the initial Class II directors shall expire at the Annual Meeting of Shareholders in 1986; and the term of office of the initial Class III directors shall expire at the Annual Meeting of Shareholders in 1987; or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. At each annual election held after the initial election of directors according to classes, the directors chosen to succeed and shall be elected for a term expiring at the third succeeding Annual Meeting of Sharedhoplders or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. If the number of directorships is changed, any increase or decrease in directors shall be apportioned among the classes so as to maintain all classes as nearly equal in number as possible. No decrease in the number of directorships shall shorten the term of any director. Any director elected to fill a vacancy not resulting from an increase in the number of directorhsips shall have the same remaining term as that of his predecessor. No qualification for the office of director shall apply to any director in office at the time such qualification was adopted or to any successor director elected by the directors to fill the unexpired term of a director.

         SECTION 2. No director shall be removed except by the affirmative vote of seventy-five percent (75%) or more of the oustanding shares of capital stock of the Corporation entitled to vote generally in the election of directors considered for the purpose of this Classified Board Amendment as one class (the "Voting Stock").

         SECTION 3. Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), neither the provisions of this Classified Board amendment nor the provisions of the Certificate fixing the range of directorships on the Board of Directors or empowering the Board of Directors to fill vacancies in their own number may be repealed or amended in any respect, nor may any provision be adopted inconsistent with such provisions, unless such action is approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the Voting Stock.

   Exhibit 3(i)
   Page 134 of 189



















    State of Connecticut            )
                                     )  SS:  Hartford
    Office of the Secretary of State)

         I hereby certify that this is a true copy of record in this Office in Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 27th day of April, A.D. 1984

   Julia H. Tashjian
   Secretary of the State

                                                           Exhibit 3(i)
                                                           Page 135 of 189


   VOL 101

                                       (FORM)

   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                                STATE OF CONNECTICUT

                               SECRETARY OF THE STATE


   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             26,400         -          26,400
   PFD         8.25%    $100             20,630         -          20,630
   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100              2,400         -           2,400
   PFD         8.25%    $100              3,437         -           3,437

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             24,000         -          24,000
   PFD         8.25%    $100             17,193         -          17,193
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 7th day of February 1985.

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   ---------------------------------   --------------------------------------
   Robert A. Dixon                     Reginald L. Babcock
   Vice President                      Assistant Secretary

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 6              $                 $6

   FEB 14, 1985                          Certified Copy Sent
   Julia M. Tashjian                     P.O. Box 1500
   SECRETARY OF THE STATE                Htfd. CT 06144

   Exhibit 3(i)
   Page 136 of 189


                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100              5,881         -           5,881
   PFD         5.75%    $100              5,200         -           5,200
   PFD         6.25%    $100              2,250         -           2,250

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100                 87         -              87
   PFD         5.75%    $100                300         -             300
   PFD         6.25%    $100              2,000         -           2,000

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100              5,794         -           5,794
   PFD         5.75%    $100              4,900         -           4,900
   PFD         6.25%    $100                250         -             250
   ----------------------------------------------------------------------------

                                                               Exhibit 3(i)
                                                               Page 137 of 189

   VOL 101

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             24,000         -          24,000
   PFD         8.25%    $100             17,193         -          17,193
   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             24,000         -          24,000
   PFD         8.25%    $100             17,193         -          17,193

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100                  0         -               0
   PFD         8.25%    $100                  0         -               0
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 9th day of July, 1985.

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   ---------------------------------   --------------------------------------
   Robert A. Dixon                     Reginald L. Babcock
   Vice President                      Assistant Secretary

   FILED                                 Filing Fee       Certification Fee| Total Fees
   STATE OF CONNECTICUT                  $ 6              $                 $6

   JUL 10, 1985                          Certified Copy Sent
   Julia M. Tashjian                     c/o Reginald Babcock
   SECRETARY OF THE STATE                P.O. Box 1500
                                         Hartford, CT 06144

   Exhibit 3(i)
   Page 138 of 189


                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              4,900         -           4,900
   PFD         6.25%    $100                250         -             250

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100              4,900         -           4,900
   PFD         6.25%    $100                250         -             250

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         5.75%    $100                  0         -               0
   PFD         6.25%    $100                  0         -               0
   ----------------------------------------------------------------------------

                                                               Exhibit 3(i)
                                                               Page 139 of 189
   VOL 101

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             24,000         -          24,000
   PFD         8.25%    $100             17,193         -          17,193
   PFD         8.00%    $6.25           120,000         -         120,000

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100             24,000         -          24,000
   PFD         8.25%    $100             17,193         -          17,193
   PFD         8.00%    $6.25             6,048         -           6,048
   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         7.75%    $100                  0         -               0
   PFD         8.25%    $100                  0         -               0
   PFD         8.00%    $6.25           113,952         -         113,952
   ----------------------------------------------------------------------------

   Dated at Hartford Connecticut this 31st day of December, 1985.

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   ---------------------------------   --------------------------------------
   Alexander J. Kennedy                Reginald L. Babcock
   Vice President                      Secretary

   Exhibit 3(i)
   Page 140 of 189

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100              5,794         -           5,794
   PFD         5.75%    $100              4,900         -           4,900
   PFD         6.25%    $100                250         -             250

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100                183         -             183
   PFD         5.75%    $100              4,900         -           4,900
   PFD         6.25%    $100                250         -             250

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser B $100              5,611         -           5,611
   PFD         5.75%    $100                  0         -               0
   PFD         6.25%    $100                  0         -               0

   ----------------------------------------------------------------------------

                                                         Exhibit 3(i)
                                                         Page 141 of 189
                         CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

         1.  The name of the corporation is CONNECTICUT NATURAL GAS
   CORPORATION.
         2. The Charter of CONNECTICUT NATURAL GAS CORPORATION is amended only by the following resolution:

         RESOLVED: That the Charter of Connecticut Natural Gas Corporation be and hereby is amended so as to provide that the authorized capital stock of the Corporation consists of the following:

         (a) 10,822,328 shares of common stock having a par value of $3.125 per share.

         (b) 227,904 shares of preferred stock having a par value of $3.125 per share, known and designated as the "$3.125 Par Preferred Stock,"

                     (i) said preferred stock to be entitled to receive out of the net profits of the Corporation cumulative dividends at the rate of eight percent (8%) per annum, payable in quarterly installments of two percent (2%) to be paid thereon before any dividends are payable upon the common stock of the Corporation,
                     (ii) said preferred stock in the event of liquidation of the Corporation or distribution of its assets to be preferred as to the entire assets to the amount of $6.25 per share, and
                     (iii) all shares of common stock and $3.125 Par Preferred Stock shall have equal voting rights.

         (c) 400,000 shares of preferred stock having a par value of $100 per share, known and designated as the Corporation's "$100 Par Serial Preferred Stock,"

                     (i) said $100 Par Serial Preferred Stock to be on a parity with respect to dividends and liquidation with the $3.125 Par Preferred Stock,

   Exhibit 3(i)
   Page 142 of 189


                     (ii) the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

         3. The foregoing charter amendment shall be completely effective according to its terms as of 5:00 p.m. on May 19, 1986.

         Upon the effectiveness fo the foregoing charter amendment, each share of the outstanding common stock of the Corporation of the par value of $6.25 per share shall be divided into two shares of common stock of the par value of $3.125 per share, and each share of $6.25 Par Preferred Stock of the Corporation shall be divided into two shares of $3.125 Par Preferred Stock. All outstanding certificates representing shares of common stock and $6.25 Par Preferred Stock immediately prior to the effectiveness of such amendment, shall continue to represent the same number of shares following the effectiveness of such amendment, but, in each case, such shares shall be deemed to be of the par value of $3.125 per share. New stock certificates representing additional shares of common stock of $3.125 Par Preferred Stock to which shareholders of the Corporation shall be entitled by reason of the foregoing charter amendment and concurrent stock splits shall be issued and delivered to such holders as soon as reasonably possible.

         4. The above resolution was adopted by the Board of Directors and by shareholders.

         5. On the date the above resolution was adopted by the Corporation's shareholders, the Corporation had at least one hundred recordholders, as defined in subsection (a) of Section 33-311a of the Connecticut General Statutes.



                                        -2-

                                                               Exhibit 3(i)
                                                               Page 143 of 189


         6.  Vote of shareholders:

         Common Stock and $6.25 Par Preferred Stock, voting as a single class in accordance with the voting rights of such classes contained in the charter of the Corporation:

   Number of Shares      Total Voting    Vote Required    Vote Favoring
   Entitled to Vote          Power        for Adoption      Adoption
   ----------------       ------------     -------------    -------------
      3,502,943            3,502,943       1,751,472       2,473,998

         Common Stock, $6.125 par value, as to matters upon which the holders of Common Stock are entitled to vote as a separate class pursuant to
         Section 33-361 of the Connecticut General Statutes:

   Number of Shares      Total Voting    Vote Required   Vote Favoring
   Entitled to Vote          Power        for Adoption      Adoption
   ----------------       ------------     -------------    -------------
      3,388,991            3,388,991        1,694,496       2,412,799

         $6.25 Par Preferred Stock, as to matters upon which the holders of $6.25 Par Preferred Stock are entitled to vote as a separate class pursuant to Section 33-361 of the Connecticut General Statutes:

   Number of Shares      Total Voting    Vote Required    Vote Favoring
   Entitled to Vote         Power         for Adoption      Adoption
   ----------------       ------------     -------------    -------------
        113,952            113,952          56,977           61,199

         Dated at Hartford, Connecticut this 14th day of May, 1986.

         We hereby declare, under the penalty of false statement that the statements made in the foregoing certificate are true.

                                             ______________________________
                                             Victor H. Frauenhofer
                                             President

                                             ______________________________
                                             Reginald L. Babcock
                                             Secretary

   Filed State of Connecticut May 16, 1986, Secretary of State
                                  -3-

   Exhibit 3(i)
   Page 144 of 189

    VOL 101          858

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         8.00%    $3.125          227,904        -0-           -0-

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         8.00%    $3.125            3,244        -0-           -0-

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         8.00%    $3.125          224,660        -0-           -0-
   ----------------------------------------------------------------------------

   See Page 2 for continuation of listings.

   Dated at Hartford Connecticut this 31st day of December, 1986.

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   ---------------------------------   --------------------------------------
   Alexander J. Kennedy                Reginald L. Babcock
   Vice President                      Secretary

   Filed State of Connecticut March 5, 1987, Secretary of State.

                                                         Exhibit 3(i)
                                                         Page 145 of 189

                                      (FORM)
   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   PFD         6% Ser A $100                375         -0-           -0-
   PFD         6% Ser B $100              5,611         -0-           -0-
   PFD    undesignated  $100                -0-         -0-       394,014

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   PFD         6% Ser A $100                375         -0-           -0-
   PFD         6% Ser B $100                366         -0-           -0-
   PFD    undesignated  $100                -0-         -0-       132,352

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         6% Ser A $100                -0-         -0-           -0-
   PFD         6% Ser B $100              5,245         -0-           -0-
   PFD    undesignated  $100                -0-         -0-       261,662

   ----------------------------------------------------------------------------

   NOTE: The 400,000 shares of $100 Par Series Preferred Stock referenced in the amendment to the Company's Certificate of Incorporation filed with the Office of the Secretary of the State on May 16, 1986 consisted of 375 shares of the 6.00% Series A Preferred Stock, 5,611 shares of 6.00% Series B Preferred Stock and 394,014 shares of authorized but undesignated and unissued shares.

   Exhibit 3(i)
   Page 146 of 189

                                        (FORM)

   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   PFD         8%       $3.125          224,660         -0-           -0-
   PFD         6% Ser B $100              5,245         -0-           -0-

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   PFD         8%       $3.125              132         -0-           -0-
   PFD         6% Ser B $100                 19         -0-           -0-

   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         8%       $3.125          224,528         -0-           -0-
   PFD         6% Ser B $100              5,226         -0-           -0-

   ----------------------------------------------------------------------------

   Dated at Hartford, Connecticut this 19th day of April, 1988. We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

   ---------------------------------   --------------------------------------
   Frank H. Livingston                 Reginald L. Babcock
   Vice President                      Assistant Secretary

     FILED                             Certified Copy to
   STATE OF CONNECTICUT                Murtha Cullina et al
   May 12, 1988                        CityPlace
   Julia H. Tashjian                   Hartford, Ct. 06103

                                                         Exhibit 3(i)
                                                         Page 147 of 189

                        CERTIFICATE AMENDING CERTIFICATE OF INCORPORATION BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

         1.  The name of the corporation is CONNECTICUT NATURAL GAS
   CORPORATION.

         2. The following amendment resolutions were adopted by the Board of Directors and the Shareholders of Connecticut Natural Gas Corporation in the manner prescribed by subsection (b) of Section 33-360 of the Connecticut General Statutes:

               (a) RESOLVED: That the Charter of Connecticut Natural Gas Corporation be amended to provide that the authorized common stock of the Corporation shall consist of the following:

               20,000,000 shares of common stock having a par value of $3.125 per share, known and designated as the "Common Stock".

               (b) RESOLVED: That the Charter of Connecticut Natural Gas Corporation be amended to provide that the authorized $3.125 Par Preferred Stock of the Corporation shall consist of the following:

               1,000,000 shares of preferred stock having a par value of $3.125 per share, known and designated as the "$3.125 Par Preferred Stock",

               (i) said $3.125 Par Preferred Stock to be entitled to receive out of the net profits of the Corporation cumulative dividends at the rate of eight percent (8%) per annum, payable in quarterly installments of two percent (2%), to be paid thereon before any dividends are payable upon the Common Stock of the Corporation,

               (ii) said $3.125 Par Preferred Stock in the event of liquidation of the Corporation or distribution of its assets to be preferred as to the entire assets to the amount of $6.25 per share, and

               (iii) all shares of Common Stock and $3.125 Par Preferred Stock shall have equal voting rights.

               (c) RESOLVED: That the Charter of Connecticut Natural Gas Corporation be amended to provide that the authorized $100 Par Serial Preferred Stock shall consist of the following:

               10,000,000 shares of preferred stock having a par value of $100 per share, known and designated as the "$100 Par Serial Preferred Stock",

   Exhibit 3(i)
   Page 148 of 189


               (i) said $100 Par Serial Preferred Stock to be on a parity with respect to dividends and liquidation with the $3.125 Par Preferred Stock,

               (ii) the Board of Directors is authorized to issue, from time to time, all such shares of $100 Par Serial Preferred Stock and, to the extent permitted by law, to fix and determine the terms, limitations and (except that no amount payable on liquidation shall exceed the then applicable call price) relative rights and preferences of such stock, including, without limitation, the conditions under which they shall be entitled to voting rights and the extent thereof, to divide such shares into series and, to the extent permitted by law, to fix and determine the variations among series.

         3. The foregoing charter amendments shall be completely effective according to their terms upon the filing of this Certificate with the office of the Secretary of State.

         4. The above resolutions were adopted by the Board of Directors and by shareholders.

         5. On the date the above resolutions were adopted by the Corporation's shareholders, the Corporation had at least one hundred recordholders as defined in subsection (a) of Section 33-311a of the Connecticut General Statutes.

         6.  Vote of shareholders:

               (a)  As to the amendment set forth in Paragraph 2(a), above:

               Common Stock and $3.125 Par Preferred Stock, voting as a single class in accordance with the voting rights of such classes contained in the charter of the Corporation:

   Number of Shares      Total Voting    Vote Required    Vote Favoring
   Entitled to Vote         Power         for Adoption      Adoption
   ----------------       ------------     -------------    -------------
      7,786,696           7,786,696         3,893,349       5,261,034

         Common Stock, $3.125 par value, as to matters upon which the holdres of Common Stock are entitled to vote as a separate class pursuant to
         Section 33-361 of the Connecticut General Statutes:

                                    -2-

                                                         Exhibit 3(i)
                                                         Page 149 of 189

   Number of Shares        Total Voting      Vote Required     Vote Favoring
   Entitled to Vote            Power          for Adoption        Adoption
   ----------------        ---------------     -------------     -------------
      7,562,168              7,562,168        3,781,085          5,109,007

         (b)  As to the amendment set forth in Paragraph 2(b), above:

         Common Stock and $3.125 Par Preferred Stock, voting as a single class in accordance with the voting rights of such classes contained in the charter of the corporation:

   Number of Shares        Total Voting      Vote Required     Vote Favoring
   Entitled to Vote            Power          for Adoption        Adoption
   ----------------         ------------       -------------     -------------
      7,786,696              7,786,696        3,893,349          4,562,001

         $3.125 Par Preferred Stock, as to matters upon which the holders of $3.125 Par Preferred Stock are entitled to vote as a separate class pursuant to Section 33-361 of the Connecticut General Statutes:

   Number of Shares        Total Voting      Vote Required     Vote Favoring
   Entitled to Vote            Power          for Adoption        Adoption
   ----------------         ------------       -------------     -------------
        224,528                224,528          112,265            152,027

         (c)  As to the amendment set forth in Paragraph 2(c), above:

         Common Stock and $3.125 Par Preferred Stock, voting as a single class in accordance with the voting rights of such classes contained in the charter of the Corporation:

   Number of Shares        Total Voting      Vote Required     Vote Favoring
   Entitled to Vote            Power          for Adoption        Adoption
   ----------------         ------------       -------------     -------------
      7,786,696              7,786,696        3,893,349          4,471,732

         $100 Par Serial Preferred Stock, as to matters upon which the holders of $100 Par Serial Preferred Stock are entitled to vote as a separate class pursuant to Section 33-361 of the Connecticut General Statutes:

   Number of Shares        Total Voting      Vote Required     Vote Favoring
   Entitled to Vote            Power          for Adoption        Adoption
   ----------------         ------------       -------------     -------------
          5,145                  5,145            2,573              2,793

    Exhibit 3(i)
   Page 150 of 189

         Dated at Hartford, Connecticut this 26th day of April, 1988.

         We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
                                             s/Victor H. Frauenhofer
                                             ______________________________
                                                   Victor H. Frauenhofer
                                                         President



                                             s/Reginald L. Babcock
                                             ______________________________
                                                   Reginald L. Babcock
                                                         Secretary

                                                               Exhibit 3(i)
                                                               Page 151 of 189
                                       (FORM)

   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT
                              SECRETARY OF THE STATE

   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   Pfd.        8.00%    $3.125          224,528         -0-         775,472
   Pfd.        6.00%    $100              5,226         -0-       9,994,774
             series B

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
                                                                but unissued
   ----------------------------------------------------------------------------
   Pfd.        8.00%    $3.125            1,392         -0-            1,392
   Pfd.        6.00%    $100                131         -0-              131
             series B
   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized for
    Class      Series    Par            Outstanding  Treasury   cancellation on
   ----------------------------------------------------------------------------
   PFD         8.00%    $3.125          223,136         -0-          774,080
   PFD         6.00%    $100              5,095         -0-        9,994,643
             series B
   ----------------------------------------------------------------------------

   Note:  Authorized at 4/26/88 Annual Meeting:
          Pfd. 8.00% $3.125  1,000,000
          Pfd. 6.00% $100   10,000,000

   Dated at Hartford, Connecticut this 28th day of February, 1989. We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

   /s/ A.J. Kennedy                    /s/ R.L. Babcock
   ---------------------------------   --------------------------------------
   Alexander J. Kennedy                Reginald L. Babcock
   Vice President                      Assistant Secretary

                                       Filing Fee       Certification Fee   Total Fees
                                       $9, 25 exp   |  $ 12, 25 exp       |$71

     FILED                             Certified Copy to
   STATE OF CONNECTICUT                Recd/cc
   AUG 16, 3:00PM '89                  Lynn C. Blackwell, Esq.
   Julia H. Tashjian                   Hartford, Ct. 06103
   SECRETARY OF THE STATE              P.O. Box 1500, Htfd CT 06144-1500

   Exhibit 3(i)
   Page 152 of 189



   STATE OF CONNECTICUT                   )
                                          )  SS:  HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE   )

   I hereby certify that this is a true copy of record in this office.
   In testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 17th day of August A.D. 1989
   _________________________________________
   Julia J. Tashjian
   SECRETARY OF THE STATE

                                                               Exhibit 3(i)
                                                               Page 153 of 189

                                        (FORM)

   CERTIFICATE OF STOCK CORPORATION    CANCELLATION OF SHARES

                               STATE OF CONNECTICUT

                              SECRETARY OF THE STATE


   1.    The name of the corporation is CONNECTICUT NATURAL GAS CORPORATION
   2.    CANCELLATION OF SHARES

   ---------------------------------------------------------------------------
         a.  before cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized (For
    Class      Series    Par            Outstanding  Treasury   cancellation only)
   ----------------------------------------------------------------------------
   Pfd         8.00%    $3.125          223,136          0       *  775,472
   Pfd         6.00%    $100              5,095          0       *9,994,774
             series B

   ----------------------------------------------------------------------------

         b.  Shares being cancelled

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized (For
    Class      Series    Par            Outstanding  Treasury   cancellation only)
   ----------------------------------------------------------------------------
   Pfd         8.00%    $3.125           58,827          0                 0
   Pfd         6.00%    $100                  0          0                 0
             series B
   ----------------------------------------------------------------------------

         c.  after cancellation

        DESIGNATION OF SHARES                     NUMBER OF SHARES
                                        Issued and              Authorized (For
    Class      Series    Par            Outstanding  Treasury   cancellation only)
   ----------------------------------------------------------------------------
   Pfd         8.00%    $3.125          164,309         -0-          775,472
   Pfd         6.00%    $100              5,095         -0-        9,994,774
             series B
   ----------------------------------------------------------------------------

   *Authorized shares after cancellation on 2/28/89 Certificate were erroneously reduced by the number of shares cancelled. This certificate shows the correct number of Authorized shares for both classes.

   Dated at Hartford, Connecticut this 19th day of March, 1990. We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
   ----------------------------------------------------------------------------
   Vice President                      Secretary
   Alexander J. Kennedy                Reginald L. Babcock
   ----------------------------------------------------------------------------
   /s/ Alexander J. Kennedy           /s/ R.L. Babcock
   ----------------------------------------------------------------------------

                                       Filing Fee       Certification Fee   Total Fees
                                       $9           |  $ 12,              |$71

     FILED                                           50exp.
   STATE OF CONNECTICUT                Recd/cc
   MAR 23, 3:00PM '90                  Lynn C. Blackwell c/o CNG
   Julia H. Tashjian                   P.O. Box 1500, Htfd, CT 06144-1500
   SECRETARY OF THE STATE

   Exhibit 3(i)
   Page 154 of 189



   STATE OF CONNECTICUT                 )
                                        )  SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE )

   I hereby certify that this is a true copy of record in this office.
   In testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 26th day of March A.D. 1990

   _________________________________________
   Julia J. Tashjian
   SECRETARY OF THE STATE

                                                               Exhibit 3(i)
                                                               Page 155 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 4/89
   Stock Corporation

                             STATE OF CONNECTICUT
                            SECRETARY OF THE STATE
                             30 TRINITY STREET
                             HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   |X| A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   | | B.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(d).

         (set forth here the resolution of amendment and/or restatement. Use a 8 1/2 X 11 attached sheet if more space if needed)

         A copy of the resolution of amendment is attached hereto as Exhibit
         A.
              See Attached Resolution.

   | | D.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).
         (set forth here the resolution of amendment and/or restatement. Use a 8 1/2 X 11 attached sheet if more space if needed).

   (If 2A is checked, go to 5 to complete this certificate. If 2B or 2C is checked, complete 3A or 3B. If 2D is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 to complete this certificate).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

   Exhibit 3(i)
   Page 156 of 189

   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)

   |X| A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or
               (ii), and check (iii) if applicable.)
         (i)  |X|    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption 4,254,228  Vote Favoring Adoption
         5,997,420

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed).

         (iii) |X|   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   | | B. By the board of directors acting alone, pursuant to Conn. Gen. Stat. section 33-360(b)(2).
         The number of affirmative votes required to adopt such resolution is:
         ________
         The number of directors' votes in favor of the resolution was:
         _______________

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature          Print or Type         Signature
   ---------------------------------------------------------------------------------------
   Name of Pres.         |                           |Name of Sec.       |
   Victor H. Frauenhofer |/s/Victor H. Frauenhofer   |Reginald L. Babcock|/s/R. L. Babcock
   ---------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation.

   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   ---------------------------------------------------------------------------------------
   Signed                  |Signed                      |Signed
   ---------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------
   Signed                  |Signed                      |Signed
   ---------------------------------------------------------------------------------------

     Dated at Hartford, Connecticut this 26th day of April, 1990

                      Approved by all subscribers, if none, so state: _____
                    (Use an 8 1/2 X 11 attached sheet if more space is needed)

                                             Rec, CC, GS: (Type or Print
                                             D.S. Shimkus
                                             Murtha, Cullina, Richter & Pinney
                                             CityPlace P.O. Box 3197
                                             Hartford, CT 06103
                                             ----------------------------
                                      Please provide filer's name and complete
                                                  address for mailing receipt

                                                               Exhibit 3(i)
                                                               Page 157 of 189
                                   EXHIBIT A


         RESOLVED: That the Charter of Connecticut Natural Gas Corporation be amended by the addition thereto of the following Director Liability Limitation Amendment, subject to the approval of the Company's shareholders entitled to vote thereon:

                        "DIRECTOR LIABILITY LIMITATION AMENDMENT

               The personal liability of a director to the Company or its shareholders for monetary damages for breach of duty as a director shall be limited to an amount equal to the amount of compensation received by the director for serving the Company during the calendar year in which the violation occurred (and if the director received no such compensation from the Company during the calendar year of the violation, such director shall have no liability to the Company or its shareholders for breach of duty) if such breach did not:

               (A) involve a knowing and culpable violation of law by the director;

               (B) enable the director or an Associate, as defined in subdivision (3) of Section 33-374d of the Connecticut Stock Corporation Act as in effect at the time of the violation, to receive an improper personal economic gain;

               (C) show a lack of good faith and a conscious disregard for the duty of the director to the Company under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the Company;

               (D) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the Company; or

               (E) create liability under Section 33-321 of the Connecticut Stock Corporation Act as in effect at the time of the violation.

   Exhibit 3(i)
   Page 158 of 189



               Any repeal or modification of this Director Liability Limitation Amendment shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

               The effective date of the provisions of this Director Liability Limitation Amendment shall be the date of filing with the Secretary of State of the State of Connecticut of the Certificate of Amendment which contains this Director Liability Limitation Amendment.

               Nothing contained in this Director Liability Limitation Amendment shall be construed to deny to the directors of the Company any of the benefits provided by subsection (e) of Section 33-313 of the Connecticut Stock Corporation Act, as in effect at the time of the violation."

         RESOLVED: That the preceding Director Liability Limitation Amendment be submitted for approval, as required by statute, to the shareholders of the Company entitled to vote thereon at the 1990 Annual Meeting of Shareholders.

         RESOLVED: That the proper officers of the Company be, and each of them hereby is, authorized, empowered and directed to cause an appropriate discussion concerning said Director Liability Limitation Amendment to be prepared and included as part of the proxy material for said Annual Meeting.

         RESOLVED: That the proper officers of the Company be, and each of them hereby is, authorized and empowered to prepare, execute, and file all such documents as they shall deem necessary or appropriate in order to effectuate the foregoing amendment of the Charter of the Company, in accordance with the provisions or intent of the foregoing resolutions.

                                                         Exhibit 3(i)
                                                         Page 159 of 189
                                     (FORM)

   CONFIRMATION OF FILING
   AND RECEIPT OF FEES

                                STATE OF CONNECTICUT
                          OFFICE OF THE SECRETARY OF THE STATE
                  30 TRINITY STREET, HARTFORD, CONNECTICUT 06106

   ---------------------------------------------------------------------------
   Name of Corporation

   CONNECTICUT NATURAL GAS CORPORATION

   ---------------------------------------------------------------------------
         Document Filed                      Filing Date        Total Fees Paid

   AMENDING CERTIFICATE OF INCORPORATION      20/JUN/1990         $70.00
   ---------------------------------------------------------------------------

   The information shown above pertains to documents filed in this office on account of the corporation indicated. The filing date is the date endorsed on the document pursuant to Section 33-285 or 33-422 of the Connecticut General Statutes.

   Any questions regarding the filing should be addressed to:
   CORPORATIONS DIVISION, SECRETARY OF STATE'S OFFICE, 30 TRINITY STREET, HARTFORD, CONNECTICUT 06106


   (Mail Label)
   MURTHA, CULLINA, RICHTER & PINNEY
   DANA SHIMKUS
   185 ASYLUM STREET
   HARTFORD, CT 06103

   Exhibit 3(i)
   Page 160 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90                            052903A003 10/02/91R#37010
   Stock Corporation                          052903A003 10/02/91R#37100

                                 STATE OF CONNECTICUT
                                SECRETARY OF THE STATE
                                  30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value,
   P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

    (see attached)

         Cerfification:  Resolution of Amendment  Attachment I

         Statement of Authorized Shares  Attachment II

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                               Exhibit 3(i)
                                                               Page 161 of 189

   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or
               (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B. By the board of directors acting alone, pursuant to Conn. Gen. Stat. section 33-360(b)(2) or 33-362(a).
         The number of affirmative votes required to adopt such resolution is:
         ___9____
         The number of directors's votes in favor of the resolution was:
         _______13______

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature          Print or Type         Signature
   ---------------------------------------------------------------------------------------
   Name of Pres.         |                         | Name of Assn't Sec.|
   Victor H. Frauenhofer |/s/ Victor H. Frauenhofer| Lynn C. Blackwell  |/s/Lynn C.Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------

     (Use an 8 1/2 X 11 attached sheet if more space is needed.  Conn. Gen.
       Stat. section 1-9)

   6.  Dated at Hartford, Connecticut this 1st day of October, 1991

   FILED                                 Lynn Blackwell
   STATE OF CONNECTICUT                  Connecticut Natural Gas Corporation
   OCT 2 1991                            P.O. Box 1500
   Pauline R. Kezer                      Hartford, CT 06144-1500
   SECRETARY OF THE STATE                ----------------------------
   By __10___Time  12P.M.             Please provide filer's name and complete
                                           address for mailing receipt

   Exhibit 3(i)
   Page 162 of 189

                                             Attachment I to Certificate
                                             Amending Certificate of
                                             Incorporation to Cancel Shares
                                             pursuant to P.A. 90-107

                                    CERTIFICATION

   I, Lynn C. Blackwell, Assistant Secretary of Connecticut Natural Gas Corporation, hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duly constituted meeting on September 24, 1991, that said resolution appears in the minutes of said meeting, and that the same has not been rescinded or modified and is now in full force and effect.

   RESOLVED:   That the cancellation from time to time of those shares of the
               Corporation's $3.125 Par Preferred Stock and shares of $100 Par
               Serial Preferred Stock which were redeemed, repurchased or otherwise reacquired by the Corporation on or before December
               31, 1989 be and it hereby is approved, ratified and confirmed;
               and that the filing from time to time by officers of the Company of certificates for the cancellation of said shares with the Office of the Secretary of State be and hereby is approved, ratified and confirmed; and that the proper officers of the Corporation be, and they hereby are, authorized and directed to prepare and file with the Office of the Secretary of the State an amendment to the certificate of incorporation to reduce the authorized shares of the Corporation in connection with such cancellations.

   RESOLVED:   That those shares of the Corporation;s $3.125 Par Preferred
               Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after December 31, 1989 through December 31, 1990 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par
               Preferred Stock and $100 Par Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

               $3.125 Par Preferred Stock -      937,443 shares
               $100 Par Serial Preferred Stock - 9,999,867 shares

                                                               Exhibit 3(i)
                                                               Page 163 of 189


   CERTIFICATION
   September 26, 1991
   Page Two



               and that the officers of the Corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.


   DATED this 26th day of September 1991,

                                       __________________________________
                                       Lynn C. Blackwell
                                       Assistant Secretary

   (SEAL)

   Exhibit 3(i)
   Page 164 of 189
                                                   ATTACHMENT 2 TO CERTIFICATE
                                                   AMENDING CERTIFICATE OF
                                                   INCORPORATION
                                                   TO CANCEL SHARES PURSUANT
                                                   TO P.A. 90-107

                         CONNECTICUT NATURAL GAS CORPORATION
                           STATEMENT OF AUTHORIZED SHARES
   I.    NUMBER OF SHARES AUTHORIZED AFTER ALL CANCELLATION CERTIFICATES FILED

   Class            Series          Par                Authorized
   ________________________________________________________________
   Preferred        8.00%         $3.125                   939,781

   Preferred        6.00%         $100                   9,999,869

                                 *Number of Shares Authorized After Giving
                                 Effect to All Cancellations Made Effective by the Filing of One or More Certificates of Cancellation Prior to the Effective Date of P.A. 90-107:

   II.  AUTHORIZED SHARES CANCELLED
        From December 31, 1989 through December 31, 1990

   Class            Series          Par     Cancelled  Authorized
   ________________________________________________________________
   Preferred        8.00%         $3.125      2,338        937,443

   Preferred        6.00%         $100            2      9,999,867

                                                               Exhibit 3(i)
                                                               Page 165 of 189





















   STATE OF CONNECTICUT                )
                                       )  SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record in this Office

   In Testimony whereof, I have hereunto set my hand and affixed the seal of said State, at Hartford this 3rd day of October, A.D. 1991

   Pauline R. Kezer
   ______________________
   Secretary of the State

   Exhibit 3(i)
   Page 166 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90                            052903A003 10/02/91R#37010
   Stock Corporation                          052903A003 10/02/91R#37100

                                STATE OF CONNECTICUT
                               SECRETARY OF THE STATE
                                  30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

         Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

         (SEE ATTACHED RESOLUTION)

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                         Exhibit 3(i)
                                                         Page 167 of 189

    5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or
               (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B. By the board of directors acting alone, pursuant to Conn. Gen. Stat. section 33-360(b)(2) or 33-362(a).
         The number of affirmative votes required to adopt such resolution is:
         ___9____
         The number of directors's votes in favor of the resolution was:
         _______13______

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature          Print or Type         Signature
   ---------------------------------------------------------------------------------------
   Name of V. Pres.      |                         | Name of Assn't Sec.|
   Reginald L. Babcock   |/s/ R. L. Babcock        | Lynn C. Blackwell  |/s/Lynn C.Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------

     (Use an 8 1/2 X 11 attached sheet if more space is needed.  Conn. Gen.
      Stat. section 1-9)

   6.  Dated at Hartford, Connecticut this 26th day of November, 1991

   FILED                                   Lynn C. Blackwell
   STATE OF CONNECTICUT                    Connecticut Natural Gas Corporation
   NOV 27 1991                             P.O. Box 1500
   Pauline R. Kezer                        Hartford, CT 06144-1500
   SECRETARY OF THE STATE                  ----------------------------
                                      Please provide filer's name and complete
                                               address for mailing receipt

   Exhibit 3(i)
   Page 168 of 189


                                   CERTIFICATION

   I, Lynn C. Blackwell, Assistant Secretary of Connecticut Natural Gas Corporation, hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duly constituted meeting on November 26, 1991, that said resolution appears in the minutes of said meeting, and that the same has not been rescinded or modified and is now in full force and effect.

   PREFERRED STOCK
   ---------------
   RESOLVED:   That those shares of the Corporation's $3.125 Par Preferred
               Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after December 31, 1990 through September 30, 1991 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par
               Preferred Stock and $100 Par Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

    Class            Series         Par     Cancelled    Authorized
   --------         --------      -------   ---------   ------------
   Preferred        8.00 %        $3.125        900        936,543

   Preferred        6.00 %         $100          65      9,999,802

   and that the officers of the Corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.


   DATED this 26th day of November 1991,

                                       __________________________________
                                       Lynn C. Blackwell
                                       Assistant Secretary

   (SEAL)

                                                               Exhibit 3(i)
                                                               Page 169 of 189





















   STATE OF CONNECTICUT                )
                                       )  SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record in this Office
   In Testimony whereof, I have hereunto set my hand and affixed the seal of said State, at Hartford this 29th day of November, A.D. 1991

   Pauline R. Kezer
   ______________________
   Secretary of the State

   Exhibit 3(i)
   Page 170 of 189
   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90                          206461A004 10/30/92R#37010  75.00
   Stock Corporation                        206461A004 10/30/92R#37100  50.00

                                STATE OF CONNECTICUT
                               SECRETARY OF THE STATE
                                 30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

   See Attached Resolution.

   (SEAL OF THE STATE OF CONNECTICUT)

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                                Exhibit 3(i)
                                                                Page 171 of 189

   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
                                                                    ---
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B.  By the board of directors acting alone, pursuant to Conn. Gen. Stat.
           section 33-360(b)(2) or 33-362(a).
         The number of affirmative votes required to adopt such resolution is:
         ___8____
         The number of directors' votes in favor of the resolution was:
         _______10______

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature         (Print or Type)        Signature
   -------------------------------------------------------------------------------------------
   Name of V. Pres.        |                      | Name of Assn't Sec.  |
   Reginald L. Babcock     | /s/ R. L. Babcock    | Lynn C. Blackwell    |/s/Lynn C. Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.
                                             ----
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------

     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9)

   6.  Dated at Hartford, Connecticut this 29th day of October, 1992

   FILED                                 Lynn C. Blackwell, Esq.
   STATE OF CONNECTICUT                  Connecticut Natural Gas Corporation
   OCT 30 1992                           P.O. Box 1500
   Pauline R. Kezer                      Hartford, CT 06144-1500
   SECRETARY OF THE STATE                ----------------------------
   By __10___Time _3_P.M.             Please provide filer's name and complete
                                                  address for mailing receipt
   Exhibit 3(i)
   Page 172 of 189
   CONFIRMATION OF FILING               STATE OF CONNECTICUT
   AND RECEIPT OF FEES        Office of the Secretary of the State
   61-304 REV. 2/89                  Commercial Recording Division
                           30 TRINITY STREET, HARTFORD, CONNECTICUT 06106

   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
   NAME OF CORPORATION

      CONNECTICUT NATURAL GAS CORPORATION

   ---------------------------------------------------------------------------
            DOCUMENT FILED                  |       FILING DATE        |
   TOTAL FEES PAID
   ---------------------------------------------------------------------------

      AMEND CERTIFICATE OF INCORPORATION    |     30/OCT/1992          |
   $125.00
   ---------------------------------------------------------------------------

   The information shown above pertains to documents filed in this office on account of the corporation indicated. The filing date endorsed on the document pursuant to Section 33-285 or 33-422 of the Connecticut General Statutes. Any questions regarding this filing should be addressed to :
                                 THE ABOVE ADDRESS

    _                                       _
   |                                         |
      LYNN C BLACKWELL ESQ
      CT NATURAL GAS CORP
      PO BOX 1500
      HARTFORD               CT        06144
   |_                                       _|

                                                                Exhibit 3(i)
                                                                Page 173 of 189

                                  CERTIFICATION

   I, Lynn C. Blackwell, Assistant Secretary of Connecticut Natural Gas Corporation, hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duly constituted meeting on October 27, 1992, that said resolution appears in the minutes of said meeting, and that the same has not been rescinded or modified and is now in full force and effect.

   PREFERRED STOCK
   ---------------

   RESOLVED:   That those shares of the Corporation's $3.125 Par Preferred
               Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after September 30, 1991 through September 30, 1992 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par Preferred Stock and $100 Par Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

   Class            Series         Par           Cancelled          Authorized
   -----            ------         ---           ---------          ----------

   Preferred        8.00%        $3.125            2,804              933,739

   Preferred        6.00%        $100                158            9,999,644

   (SEAL OF THE STATE OF CONNECTICUT)

               and that the officers of the corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.

   DATED this 29th day of October, 1992,


                                       /s/Lynn C. Blackwell
                                       ---------------------------------
                                       Lynn C. Blackwell
                                       Assistant Secretary

   Exhibit 3(i)
   Page 174 of 189
   STATE OF CONNECTICUT                )
                                       ) SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record in this Office
   In Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 2nd day of Nov A.D. 1992

            Pauline R. Kezer
   ---------------------------------
        SECRETARY OF THE STATE

                                                                   Exhibit 3(i)
                                                                Page 175 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90                          160330A002 10/27/93R#37010  75.00
   Stock Corporation                        160330A002 10/27/93R#37100  50.00

                                STATE OF CONNECTICUT
                               SECRETARY OF THE STATE
                                 30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

   See Attached Resolution.

   (SEAL OF THE STATE OF CONNECTICUT)

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

   Exhibit 3(i)
   Page 176 of 189

   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
                                                                    ---
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B.  By the board of directors acting alone, pursuant to Conn. Gen. Stat.
           section 33-360(b)(2) or 33-362(a).
         The number of affirmative votes required to adopt such resolution is:
         ___8____
         The number of directors' votes in favor of the resolution was:
         _______12______

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature         (Print or Type)        Signature
   -------------------------------------------------------------------------------------------
   Name of V. Pres.        |                      | Name of Assn't Sec.  |
   Reginald L. Babcock     | /s/ R. L. Babcock    | Lynn C. Blackwell    |/s/Lynn C. Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.
                                             ----
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------

     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9)

   6.  Dated at Hartford, Connecticut this 27th day of October, 1993

   FILED                                 Lynn C. Blackwell, Esq.
   STATE OF CONNECTICUT    FF  50        Connecticut Natural Gas Corporation
   OCT 27 1993             1cc 25        P.O. Box 1500
   Pauline R. Kezer        Exp 50        Hartford, CT 06144-1500
   SECRETARY OF THE STATE  ------        ----------------------------
   By _M.S.__Time _3_P.M.  $125.00    Please provide filer's name and complete
                                                  address for mailing receipt

                                                                Exhibit 3(i)
                                                                Page 177 of 189

                                  CERTIFICATION

   I, Lynn C. Blackwell, Assistant Secretary of Connecticut Natural Gas Corporation, hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duly constituted meeting on October 26, 1993, that said resolution appears in the minutes of said meeting, and that the same has not been rescinded or modified and is now in full force and effect.

   PREFERRED STOCK
   ---------------

   RESOLVED:         That those shares of the Corporation's $3.125 Par
                     Preferred Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after September 30, 1992 through September 30, 1993 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par Preferred Stock and $100 Par
                     Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

   Class            Series         Par           Cancelled          Authorized
   -----            ------         ---           ---------          ----------

   Preferred        8.00%        $3.125            6,052              927,687

   Preferred        6.00%        $100               -0-             9,999,644

   (SEAL OF THE STATE OF CONNECTICUT)

         and that the officers of the corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.

   DATED this 27th day of October, 1993,


                                       /s/Lynn C. Blackwell
                                       ---------------------------------
                                       Lynn C. Blackwell
                                       Assistant Secretary
    (SEAL)

   Exhibit 3(i)
   Page 178 of 189

   STATE OF CONNECTICUT                )
                                       ) SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record in this Office
   In Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 28th day of October A.D. 1993

            Pauline R. Kezer
   ---------------------------------
        SECRETARY OF THE STATE

                                                                   Exhibit 3(i)
                                                                Page 179 of 189
   CONFIRMATION OF FILING               STATE OF CONNECTICUT
   AND RECEIPT OF FEES        Office of the Secretary of the State
   61-304 REV. 2/89                  Commercial Recording Division
                           30 TRINITY STREET, HARTFORD, CONNECTICUT 06106

   ---------------------------------------------------------------------------
   NAME OF CORPORATION

      CONNECTICUT NATURAL GAS CORPORATION

   ---------------------------------------------------------------------------
            DOCUMENT FILED         |       FILING DATE      |  TOTAL FEES PAID
   ---------------------------------------------------------------------------

   SHARES AMENDMENTS               |     27/OCT/1993        |     $125.00
   ---------------------------------------------------------------------------

   The information shown above pertains to documents filed in this office on account of the corporation indicated. The filing date endorsed on the document pursuant to Section 33-285 or 33-422 of the Connecticut General Statutes. Any questions regarding this filing should be addressed to :
                                 THE ABOVE ADDRESS

    _                                       _
   |                                         |
      LYNN C BLACKWELL ESQ
      CT NATURAL GAS CORP
      PO BOX 1500
      HARTFORD               CT        06144
   |_                                       _|

   Exhibit 3(i)
   Page 180 of 189

   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90
   Stock Corporation

                                STATE OF CONNECTICUT
                               SECRETARY OF THE STATE
                                 30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       CONNECTICUT NATURAL GAS CORPORATION
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

                                           See Attached

   (SEAL OF THE STATE OF CONNECTICUT)

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

                                                                Exhibit 3(i)
                                                                Page 181 of 189


   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
                                                                    ---
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B.  By the board of directors acting alone, pursuant to Conn. Gen. Stat.
           section 33-360(b)(2) or 33-362(a).
         The number of affirmative votes required to adopt such resolution is:
         ___8____
         The number of directors' votes in favor of the resolution was:
         _______11______

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature         (Print or Type)        Signature
   -------------------------------------------------------------------------------------------
   Name of V. Pres.        |                      | Name of Assn't Sec.  |
   Reginald L. Babcock     | /s/ R. L. Babcock    | Lynn C. Blackwell    |/s/Lynn C. Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.
                                             ----
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------

     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9)

   6.  Dated at Hartford, Connecticut this 4th day of November, 1994

   FILED                                 LYNN C. BLACKWELL
   STATE OF CONNECTICUT    25 cc         CONNECTICUT NATURAL GAS CORPORATION
   NOV 14 1994             50 FF         P.O. BOX 1500
   Pauline R. Kezer        50 EXP        HARTFORD, CT 06144-1500
   SECRETARY OF THE STATE  ------        ----------------------------
   By SML__Time _9_A.M.  $125.00     Please provide filer's name and complete
                                                  address for mailing receipt

   Exhibit 3(i)
   Page 182 of 189

                                  CERTIFICATION

   I, Reginald L. Babcock, Secretary of Connecticut Natural Gas Corporation, hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duty constituted meeting on October 25, 1994, that said Resolution appears in the minutes of said meeting, and that the same has not rescinded or modified and is now in full force and effect.

   PREFERRED STOCK
   ---------------

   RESOLVED:         That those shares of the Corporation's $3.125 Par
                     Preferred Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after September 30, 1993 through September 30, 1994 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par Preferred Stock and $100 Par
                     Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

   Class            Series         Par           Cancelled          Authorized
   -----            ------         ---           ---------          ----------

   Preferred        8.00%        $3.125           10,735              916,952

   Preferred        6.00%        $100                9              9,999,635


         and that the officers of the corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.

   DATED this 25th day of October, 1994,

    (SEAL OF STATE OF CONNECTICUT)
                                       /s/Reginald L. Babcock
                                       ---------------------------------
                                       Reginald L. Babcock
                                       Secretary
    (SEAL)
    (CNG SEAL)

                                                                   Exhibit 3(i)
                                                                Page 183 of 189


   (Back side of Certification)

   STATE OF CONNECTICUT                )
                                       ) SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record in this Office
   In Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 14th day of November A.D. 1994

            Pauline R. Kezer
   ---------------------------------
        SECRETARY OF THE STATE

   Exhibit 3(i)
   Page 184 of 189

   CONFIRMATION OF FILING               STATE OF CONNECTICUT
   AND RECEIPT OF FEES        Office of the Secretary of the State
   61-304 REV. 2/89                  Commercial Recording Division
                           30 TRINITY STREET, HARTFORD, CONNECTICUT 06106

   ---------------------------------------------------------------------------
   NAME OF CORPORATION

      CONNECTICUT NATURAL GAS CORPORATION

   ---------------------------------------------------------------------------
            DOCUMENT FILED         |       FILING DATE      |  TOTAL FEES PAID
   ---------------------------------------------------------------------------

   SHARES AMENDMENTS               |     14/NOV/1994        |     $125.00
   ---------------------------------------------------------------------------

   The information shown above pertains to documents filed in this office on account of the corporation indicated. The filing date endorsed on the document pursuant to Section 33-285 or 33-422 of the Connecticut General Statutes. Any questions regarding this filing should be addressed to :
                                 THE ABOVE ADDRESS

    _                                       _
   |                                         |
      LYNN C BLACKWELL ESQ
      CT NATURAL GAS CORP
      PO BOX 1500
      HARTFORD               CT        06144
   |_                                       _|

                                                                   Exhibit 3(i)
                                                                Page 185 of 189

                                 FILING #0001569474 PG 01 OF 03 VOL B-00036
                                       FILED 11/06/1995 12:31 PM PAGE 01916
                                             SECRETARY OF THE STATE
                                       CONNECTICUT SECRETARY OF THE STATE


   CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
   61-38 REV. 9/90
   Stock Corporation

                                STATE OF CONNECTICUT
                               SECRETARY OF THE STATE
                                 30 TRINITY STREET
                                 HARTFORD, CT 06106
   ---------------------------------------------------------------------------
   1.  Name of Corporation (Please enter name within lines)
       Connecticut Natural Gas Corporation
   ---------------------------------------------------------------------------

   2.  The Certificate of Incorporation is:  (Check one)
   | | A.  Amended only, pursuant to Conn. Gen. Stat. section 33-360.
   |X| B. Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value, P.A. 90-107.)
   | | C.  Restated only, pursuant to Conn. Gen. Stat. section 33-362(a).
   | | D.  Amended and restated, pursuant to Conn. Gen. Stat. section 33-
           362(c).
   | | E.  Restated and superseded pursuant to Conn. Gen. Stat. section 33-
           362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space if needed. Conn. Gen. Stat. section 1-9.

               SEE ATTACHED RESOLUTION

   (SEAL OF THE STATE OF CONNECTICUT)

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

   3.  (Check one)
   | | A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

   | | B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such amendment(s). (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

   4.  (Check, if true)
   | | This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

   Exhibit 3(i)
   Page 186 of 189

                           FILING #0001569474 PG 02 OF 03 VOL B-00036
                                 FILED 11/06/1995 12:31 PM PAGE 01917
                                       SECRETARY OF THE STATE
                                 CONNECTICUT SECRETARY OF THE STATE


   5. The manner of adopting the resolution was as follows: (Check one A, or B, or C)
                                                                    ---
   | | A. By the board of directors and shareholders, pursuant to Conn. Gen. Stat. section 33-360. Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)
         (i)  | |    No shares are required to be voted as a class; the
                     shareholder's vote was as follows:
         Vote Required for Adoption ________   Vote Favoring Adoption ________

         (ii) | | There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9.)

         (iii) | |   Check here if the corporation has 100 or more
                     recordholders, as defined in Conn. Gen. Stat. section 33-
                     311a(a).

   |X| B.  By the board of directors acting alone, pursuant to Conn. Gen. Stat.
           section 33-360(b)(2) or 33-362(a).
     The number of affirmative votes required to adopt such resolution is: _8_ The number of directors' votes in favor of the resolution was: _10_

   We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

         (Print or Type)             Signature         (Print or Type)        Signature
   -------------------------------------------------------------------------------------------
   Name of V. Pres.        |                      | Name of Assn't Sec.  |
   Reginald L. Babcock     | /s/ R. L. Babcock    | Lynn C. Blackwell    |/s/Lynn C. Blackwell
   -------------------------------------------------------------------------------------------

   | | C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.
                                             ----
   We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

   -------------------------------------------------------------------------------------------
   Signed Incorporator     |Signed Incorporator         |Signed Incorporator
   -------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------
   Signed Subscriber       |Signed Subscriber           |Signed Subscriber
   -------------------------------------------------------------------------------------------
   /TABLE

     (Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. Stat. section 1-9)

   6.  Dated at _____________________ this _______ day of __________, 19___

                                         Connecticut Natural Gas Corporation
                                         c/o Claudia J. Triggs
                                         P.O. Box 1500
                                         Hartford, CT 06144-1500
                                         ----------------------------
                                     Please provide filer's name and complete
                                                  address for mailing receipt
                                                                Exhibit 3(i)
                                                                Page 187 of 189

                           FILING #0001569474 PG 03 OF 03 VOL B-00036
                                 FILED 11/06/1995 12:31 PM PAGE 01918
                                       SECRETARY OF THE STATE
                                 CONNECTICUT SECRETARY OF THE STATE


                                  CERTIFICATION

   I, Lynn C. Blackwell, Assistant Secretary of Connecticut Natural Gas Corporation hereby certify that the Resolution set forth below is a full, true and correct copy of a Resolution duly adopted by the Board of Directors of Connecticut Natural Gas Corporation at a duly constituted meeting on October 24, 1995, that said Resolution appears in the minutes of said meeting, and that the same has not rescinded or modified and is now in full force and effect.


     RESOLVED: That those shares of the Corporation's $3.125 Par Preferred Stock and $100 Par Serial Preferred Stock which have been redeemed, repurchased or otherwise reacquired by the Corporation after September 30, 1994 through September 30, 1995 be and they hereby are cancelled; and that the certificate of incorporation of the Corporation be amended to reflect that the total number of shares of the Corporation's $3.125 Par Preferred Stock and $100 Par Serial Preferred Stock, after giving effect to all cancellations of such shares, is as follows:

   Class            Series         Par           Cancelled          Authorized
   -----            ------         ---           ---------          ----------

   Preferred        8.00%        $3.125           1,748              915,204

   Preferred        6.00%        $100                1              9,999,634

   and that the officers of the corporation be and they hereby are authorized to file with the Office of the Secretary of State a certificate of amendment to the certificate of incorporation of the Corporation reflecting that such redeemed, repurchased or otherwise reacquired shares have been cancelled and indicating the total number of shares which remain authorized to be issued following such cancellation, as set forth above.

   DATED this 31st day of October, 1995,

    (SEAL OF STATE OF CONNECTICUT)
                                       /s/Lynn C. Blackwell
                                       ---------------------------------
                                       Lynn C. Blackwell
                                       Assistant Secretary
    (SEAL)
    (CNG SEAL)

   Exhibit 3(i)
   Page 188 of 189


   (Back side of Certification)

   STATE OF CONNECTICUT                )
                                       ) SS. HARTFORD
   OFFICE OF THE SECRETARY OF THE STATE)

   I hereby certify that this is a true copy of record
   in this Office
   In Testimony whereof, I have hereunto set my hand,
   and affixed the Seal of said State, at Hartford,
   this 7th day of November A.D. 1995
                                 SML
            Miles S. Rapoport
   ---------------------------------
        SECRETARY OF THE STATE

                                                                   Exhibit 3(i)
                                                                Page 189 of 189

                                 SECRETARY OF THE STATE
                                 30 TRINITY STREET
                                 P.O. BOX 150470
                                 HARTFORD, CT 06115-0470

   NOVEMBER 7,1995


               CLAUDIA J. TRIGGS
               P.O. BOX 1500
               HARTFORD, CT 06144-1500

   RE:  Acceptance of Business Filing

   This letter is to confirm the acceptance of a filing for the following business:

   CONNECTICUT NATURAL GAS CORPORATION

   Work Order Number: 1995127472-001
   Business Filing Number: 0001569474
   Type of Request: CERTIFICATE OF AMENDMENT
   Date Accepted: NOV 06 1995
   Time Accepted: 12:31 PM
   Work Order Payment Received: .00
   Payment Received: 75.00
   Account Balance: .00
   Customer Id: 087079
   Business Id: 0115039



   If applicable for this type of request, a summary of the business information we have on record is enclosed.

   If you would like copies of this filing you must complete a Request for Corporate Copies and submit it with the appropriate fee.

   Commercial Recording Division
   SUSAN LOGATTO